united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Khimmara Greer

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

WESTWOOD FUNDS

TABLE OF CONTENTS

Shareholder Letter	1
Schedules of Investments
Westwood Quality Value Fund	24
Westwood Quality MidCap Fund	26
Westwood Quality SMidCap Fund	28
Westwood Quality SmallCap Fund	30
Westwood Quality AllCap Fund	32
Westwood Total Return Fund	34
Westwood Income Opportunity Fund	39
Westwood High Income Fund	45
Westwood Alternative Income Fund	51
Westwood SmallCap Growth Fund	58
Statements of Assets and Liabilities	61
Statements of Operations	64
Statements of Changes in Net Assets	67
Financial Highlights	76
Notes to Financial Statements	86
Report of Independent Registered Public Accounting Firm	108
About Your Funds’ Expenses	110
Other Information	115
Other Federal Tax Information	115
Trustees and Officers of Ultimus Managers Trust	117

WESTWOOD FUNDS (Unaudited)

October 31, 2022

Dear Shareholders,

The previous 12 months can be summed up in three words: “massive economic change.” Over the last year, both the stock and bond markets as well as investors “psyches” have all executed an about-face. At the same time, the American economy went from ultra-low interest rates and a healthy economic backdrop to investors gauging just how deep a potential recession will be in 2023. The Federal Reserve remains in the driver’s seat, but the car (economic growth) may be running low on fuel as roads are expected to remain bumpy with a range of potential outcomes next year. The good news is that consumers remain resilient, and this environment is precisely where our strategies typically seek to outperform, given the emphasis on quality for our Value products and our bottom-up, tactical approach across our Multi-Asset suite.

Where Are We Now?

This time last year, risk was on and growing inflation risks were deemed almost necessary to keep the economy firing as most bet above-trend price pressures to be transitory and would fade with the pandemic. Unfortunately, that post-pandemic bullish momentum was stifled abruptly by a series of near-simultaneous events that flipped the risk switch quickly to “off.” As stocks began their wide-ranging selloff soon after the start of the year, Russia’s invasion of Ukraine not only introduced a grey swan into the mix but added to already fragile supply chain stress and quickly worsened global inflation as critical commodity prices, namely food and energy, soared. Growing inflationary fears, abnormally strong consumer data and a resilient labor market have also forced the Fed to enact one of the most aggressive rate hike trajectories in history, driving rates from nearly 0% in January to 3.8% in November.

This series of events and quick-shifting investor sentiment battered the S&P 500 early in the year. High-valuation growth stocks, largely tech names, took the worst of the blow, but all major stock indexes had breached the widely accepted, deep correction level of 20% or more. Equities were able to recover more than half of that correction by mid-August, only to fall further by mid-October. Above-average market volatility persisted throughout the last 12 months.

Stocks, Bonds and Commodities

Investors continued to exit riskier interest rate sensitive securities and moved into more safe-haven investments such as utilities, value stocks and short-term money market funds. The surging U.S. dollar is also contributing to earnings stress as a large portion of S&P 500 revenues are derived outside our borders. This means that foreign earnings reported domestically will be worth less, further reducing earning growth potential.

Stocks have again recovered some of their ground since October, but it’s critical that investors acknowledge the headwinds that America faces and adjust their approach to the markets with a different set of tactics that may have been applied over the last decade or so.

There is no doubt the current environment is certainly atypical and, in many ways, unprecedented. The effects of the Fed’s hawkish actions are being felt across the economy, from a (quiet) housing correction to swaths of layoffs now beginning in what’s been a relatively resilient labor market. Corporate earnings in the most recent third quarter showed a continued deterioration of growth, with the earnings expansion rate just around 2%, the lowest reported by the S&P 500 since Q3 2020. The forward 12-month P/E ratio for the S&P 500 is around 17, which is below the five-year average (18.5) but is very close to the 10-year average (17.1).

In fixed income, government bond yields across all time periods trended higher (prices fell) for much of the year as interest rate trajectories steepened. From a global perspective, the losses in government bonds during the first half of 2022 were some of the deepest in history; corporate bond prices also logged losses not seen in decades while yields obviously soared. Though the early portion of the third quarter offered some reprieve, corporate bonds

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continued their march lower as the period ended. We believe there are opportunities in corporate bonds but remain neutral with a focus on higher-quality and investment grade selections in our multi-asset funds.

One inflationary respite could come from materials as traders continued to sell wide swaths of commodities such as gold, silver, lumber, metals and more as demand fears and a strengthening dollar added pressure. We see these trends continuing, except for oil and natural gas, which are likely to remain elevated and volatile due to complex logistical challenges related to the Russia-Ukraine war and demand for heat and electricity going into winter.

Global Markets: Risk Off

In Europe, many of the same headwinds as seen in the U.S. are mounting, such as supply chain disruptions and rising prices from energy to food and more, plus the region is facing an energy crisis related to the Russia-Ukraine conflict. The European Central Bank has also been raising its key borrowing rates but is slowing its pace as the bloc’s economies have weakened sharply. Asian markets are dealing with their own set of unique, varied challenges that add a level of murkiness to global growth estimates for the coming year.

Domestically, the Fed has some tough decisions to make as data still shows near-record-low unemployment and 40-year highs in inflation. The reality is that a greater level of uncertainty prevails, and investors continue to scour data, seeking hard-to-find clues on where the economy and markets are headed from here. Increased chatter and the growing probability of a current or coming recession increased dramatically during the back half of the year as data continues to support continued above-trend inflation. The latest comments and forward guidance from the Fed and Chairman Powell specifically, also suggested that a recession will be necessary to get the Fed’s inflation target back to 2%.

For investors, the main market stressor is not just inflationary impacts, but also the combative actions being taken to control it, which have already severely affected and will continue to impact consumers and corporate earnings. The Consumer Price Index has begun to slow, but still remains extremely high. Energy price declines in the back half of the year contributed heavily to the reductions, but food and other even more durable prices remain elevated.

The Russia-Ukraine war remains a wildcard that continues to complicate the task and effectiveness of central banks’ actions. The war’s effects add to logistical troubles, corporate earnings (as many western companies have withdrawn from doing business in Russia) and food supply and costs. We believe that the conflict is likely to be drawn out, driving headline risk and continued disturbances, both temporary and permanent, in global trade and logistics.

The Road Ahead

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. Now, more than ever, highly tactical and active investment approaches, with high conviction active selections and tactical balanced allocations, will be needed to help reduce volatility and produce alpha. As it has for over 30 years, our investment process continues to seek out mispriced opportunities where fundamental analysis can uncover value being missed in the current market environment while maintaining a strong culture of risk management with a focus on limiting potential downside risks.

Investors will need to rethink high-level strategy and tactics to best capture alpha in what’s likely to be more of a range-bound broad market in equities and bonds. Washington has few arrows in its quiver to address current market risks as any further stimulus is likely to stoke inflation, which is the one thing that MUST be quelled. We see a continued slowdown in earnings growth for the S&P 500 and expect continued volatility for both equities and fixed income in the coming months as effects of the Fed’s bellicose stance toward inflation and subsequent economy-slowing actions are realized, along with an increased number of market participants adjusting forecasts to account for those effects.

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We believe that interest rates are in the process of peaking and bonds are beginning to find a bottom, providing attractive opportunities across our Multi-Asset suite. Following the September meeting, the Fed supported our interest rate targets. The median Federal Open Market Committee (FOMC) member thinks the Fed’s target policy rate range will still be 4.50% to 4.75% (terminal rate) by the end of next year, implying that the Fed doesn’t plan to deliver any rate cuts until 2024. With that, we see two- to five -year yields rising, while the longer duration 10-year is likely to remain range bound, effectively flattening the curve as tightening impacts growth outlooks.

As economic growth decelerates and the probability of a recession increases, high quality characteristics, which are a key feature across our fund complex, are likely to be an important driver of excess returns. We also continue to like companies that maintain pricing power to manage through an inflationary environment and have the ability to reduce the impact of input costs or to pass those costs on to their customers. In summary, we continue to stick to our knitting and serving our investors during challenging market periods like we are in today.

Thank you for your trust.

Sincerely,

The Investment Team
The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk, including possible loss of principal. A discussion of each fund’s performance during the annual period ended October 31, 2022, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Quality Value Fund – Institutional Shares (WHGLX)	-0.40%	-4.37%
Westwood Quality Value Fund – A Shares (WWLAX)*	-0.47%	-4.64%
Westwood Quality Value Fund – C Shares (WWLCX)	-0.89%	-5.36%
Russell 1000 Value Index	-3.19%	-7.00%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

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Positive stock selection and allocation in Health Care, Commercial Services and Consumer Discretionary were the top three contributors to relative performance that beat the benchmark in the 12-month period. Global crude supply shortages and increasing demand helped drive oil and fuel prices higher, and in turn generated alpha in our energy-related holdings such as ConocoPhillips, Chevron, Valero Energy and EOG Resources. McKesson continued to benefit from strong health care demand and saw Q4 revenues for its U.S. Pharmaceutical and Specialty Solutions jump 14% year over year, and its fourth-quarter earnings results beat consensus estimates, rising 38% year over year. UnitedHealthcare was also a standout both in the portfolio and among its industry peers as the company reported $15.35 billion in profit through the first three reported quarters of 2022. Its Optum subsidiary has been a significant growth engine for the company throughout the year.

Negative stock selection in Industrials and Information Technology and Consumer Staples were detractors from relative performance. Vertiv Holdings, which is focused on IT/data infrastructure, experienced heavy selling after its fourth-quarter earnings report lagged consensus estimates, while Teradyne, Inc. failed to impress investors (despite fairly strong earnings) with its weaker-than-expected outlook. Meta Platforms struggled as the company overspent on its metaverse vision while other revenue streams slowed. Shares of Alphabet also fell late in the period as investors shifted away from growth stocks as rate-hike trajectories sharpened.

Westwood Quality MidCap Fund

The performance of the Westwood Quality MidCap Fund for the period ended October 31, 2022, was as follows:

		2022
		Fiscal Year/Since
	6 Months	Inception*
Westwood Quality MidCap Fund – Institutional Shares (WWMCX)	-1.03%	-3.60%
Russell MidCap Value Total Return Index	-5.61%	-7.36%

*	Fiscal Year or Since Inception, whichever is shorter

WWMCX Inception Date: 11/30/2021

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Tactical allocation was the key to overall success for the Fund’s standout 3.76% outperformance relative to the benchmark in the period. Relative performance was aided most by positive allocation to the Energy sector, favorable stock selection within the Health Care sector and a blend of both benefits in Consumer Staples. McKesson was our best-performing position as the company continued to benefit from strong health care demand and saw Q4 revenues for its U.S. Pharmaceutical and Specialty Solutions jump 14% year over year, and its fourth-quarter earnings results beat consensus estimates, rising 38% year over year. Three of the top five contributors to return all were scattered throughout different segments of the Energy sector. Holdings included Diamondback Energy, Devon Energy and Valero Energy — all benefiting as global crude and natural gas supply remained tight amid the ongoing Russia-Ukraine war, while demand for refined fuel-oils and liquefied natural gas helped drive oil and fuel prices higher… all adding to positive earnings and stock price growth in many of our energy-related holdings. Profitability in downstream (delivery to retail customers) has also been, on average, increasing as refiners, marketers and resellers of distillates have seen consumer demand stable even as retail prices rise to record levels.

Portfolio performance detractors were led by unfavorable selection in Materials as well as unfavorable selection and overallocation to Materials. Popular consumer delivery company 1-800-FLOWERS.COM saw its revenue drop 1% in its fiscal third quarter as consumers shifted spending in a post-COVID-19 era, while American broadband

WESTWOOD FUNDS (Unaudited)

provider Cable One saw its shares decline as its stable earnings growth did not meet investors’ expectations; growing competition is also a concern. Automated test equipment maker, Teradyne, Inc., also failed to impress investors, as its three fairly strong earnings reports, which came in better than consensus estimates, were offset by its weaker-than-expected outlook and semiconductor sector risks.

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Quality SMidCap Fund – Institutional Shares (WHGMX)	0.62%	-9.64%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	0.70%	-9.41%
Russell 2500 Value Index	-4.18%	-10.66%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024.

Positive allocation and stock selection in Information Technology and Real Estate combined with stock selection prowess in Materials and Industrials all aided relative performance, allowing the Fund to outperform the benchmark. By remaining underweight and hyper targeted in the Information Technology sector, we were able to produce near positive returns in a sector that struggled for much of the year. Ironically, our top-performing positions were Diamondback Energy and PDC Energy, which both benefited from elevated crude and natural gas prices, and increased production demands domestically. First Horizon Corporation was also a top contributor to performance as the regional bank remained isolated from many of the global risks that its larger peers had to endure. The bank was able to focus on consumer lending and leverage rising rates to add to profitability.

Negative stock selection in Commercial Services, Financials and Consumer Discretionary were the largest detractors from relative performance. Popular consumer delivery company 1-800-FLOWERS.COM was our top detractor as the company experienced back-to-back earnings misses as consumers shifted spending and explored alternatives in a post-COVID-19 era. Automotive parts maker Holley Inc. saw its shares struggle as it continued to grapple with increased input costs and logistical snares, while Radius Global Infrastructure, a top international aggregator of rental streams, experienced volatility in share price (and earnings results) later in the period as the sector as a whole struggled (the company did deliver a positive earnings beat just after this reporting period ended). Investment banking firm Perella Weinberg disappointed investors as a reduction in domestic mergers and acquisition activity added concerns about near-term future growth weighed on shares.

WESTWOOD FUNDS (Unaudited)

Westwood Quality SmallCap Fund

The performance of the Westwood Quality SmallCap Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Quality SmallCap Fund – Institutional Shares (WHGSX)	2.50%	-10.08%
Westwood Quality SmallCap Fund – A Shares (WHGAX)*	2.45%	-10.15%
Westwood Quality SmallCap Fund – C Shares (WHGCX)	2.08%	-10.84%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)	2.60%	-9.91%
Russell 2000 Value Index	-1.35%	-10.73%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Clever allocation was the key to success for the Fund’s outperformance relative to the benchmark in the period. Positive stock selection in Industrials, Materials and Energy were the top sectors adding to relative performance. Our holdings in PDC Energy contributed to returns as energy prices rose due to global supply shortages, stable demand and improved margins. HVAC provider Comfort Systems USA was also a key contributor as demand for product remained strong and backlogs increased; on a same -store basis, backlog increased from $1.94 billion as of Sept. 30, 2021 to $3.04 billion as of Sept. 30, 2022. In the face of rising price pressure, Twinkie maker Hostess Brands was still able to beat analyst estimates, fueled by demonstrable consumption momentum across its sweet baked goods and cookies portfolio, year-over-year pricing and favorable investor sentiment toward staples. South Jersey Industries also drew added attraction from investors who continued to move into the Utility sector as a volatility shelter, while the company was also able to capture profits amid a rising energy cost landscape.

Financials, Consumer Discretionary and Information Technologies were the three detractors from relative performance due mainly to allocation risk, while the Financials sector underperformed mainly due to unfavorable stock selection. From a position standpoint, REPAY shares were our largest detractor during the period as future earnings growth and increasing competition both weighed heavily on shares and sentiment. Triumph Bancorp shares struggled despite a rising rate environment on concerns around consumer health. In the third quarter, the company announced a strategic reorganization of its executive management team to better align with future growth priorities. Radius Global Infrastructure, a top international aggregator of rental streams, also experienced volatility in its share price (and earnings results) later in the period as the sector as a whole struggled (the company did deliver a positive earnings beat just after this reporting period ended).

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Westwood Quality AllCap Fund

The performance of the Westwood Quality AllCap Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Quality AllCap Fund – Institutional Shares (WQAIX)	1.93%	-4.86%
Westwood Quality AllCap Fund – Ultra Shares (WQAUX)	1.83%	-4.81%
Russell 3000 Value Index	-3.08%	-7.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March. 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

Overall, the Fund handily outperformed the benchmark over the one-year period, returning -4.86% versus -7.25% for the Russell 3000 Index. Relative performance was aided by positive stock selection and heavier exposure within the Materials and Health Care sectors, along with reduced exposure to the volatile Information Technology space. Top individual contributors included McKesson, who continued to benefit from strong health care demand and saw Q4 revenues for its U.S. Pharmaceutical and Specialty Solutions jump 14% year over year, with its fiscal fourth-quarter earnings results beating consensus estimates, rising 38% year over year. Though the energy sector was volatile and bifurcated, surging energy prices at the wholesale and retail levels helped fuel performance in hydrocarbon exploration companies Pioneer Natural Resources and Devon Energy, rounding out our top three equity positions.

Unfavorable selection and allocation in Industrials, Energy, Financials and Consumer Staples sectors detracted from relative fund performance. Top individual detractors included Radius Global Infrastructure, a top international aggregator of rental streams, which experienced volatility in share price (and earnings results) later in the period as the sector as a whole struggled (the company did deliver positive earnings beat just after this reporting period ended). Betting big on the metaverse, Meta Platforms’ shares lagged as the company overspent on its vision while other revenue streams slowed. And as car inventories grew, and auto demand waned from pandemic highs, IAA Inc. failed to gain investors’ attention as earnings failed to meet consensus expectations.

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Total Return Fund – Institutional Shares (WLVIX)	-4.49%	-13.05%
Westwood Total Return Fund – A Shares (WWTAX)*	-4.74%	-13.41%
Westwood Total Return Fund – C Shares (WTOCX)	-5.10%	-14.10%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	-5.50%	-14.73%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

WESTWOOD FUNDS (Unaudited)

The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM (fulcrum fee) framework.

Over the last year, the Fund provided a positive return relative to its blended benchmark, driven in large part by targeted asset allocations in Energy combined with advantageous stock selection in Consumer Discretionary and Health Care. Within the Energy sector, shares of Devon Energy Corp. and Energy Transfer LP rose on the strength of higher natural gas and oil prices, and expectations of a colder-than-normal winter while the Russia-Ukraine war waged on. Our positions in Consumer Discretionary were a net positive for the Fund as we remained underweight the sector compared to the benchmark, and hyper selective with our holdings, such as McDonald’s, which is benefiting from an increasingly frugal consumer. Finally, our Health Care holdings in Amgen Inc., Gilead Sciences, Inc. and Bristol Myers Squibb all performed extremely well in the period, rising on strong results as the industry flourished and consolidated. Our fixed income positions, which were greatly reduced during the period, ended up being a neutral performance driver, while our higher-than-normal cash balances were extremely helpful.

Investment grade bonds tend to outperform high yield bonds during rising rate, slowing economic phases, given the additional credit risk on high yield paper. Several short-term bonds held by the Fund, including those issued by Conmed Corporation, Workday, Inc. and MongoDB, Inc. were fairly significant detractors to returns in the period. Other equity positions were detrimental to total return as well. Positions in the Financials sector struggled as the Fed began to raise short-term interest rates, increasing the cost of capital for businesses, while slowing down lending and other financial activity. Shares of banks like JP Morgan Chase, Citigroup and Truist Financial Corp. were among the laggards for the period. The Fund also experienced weakness in the Consumer Staples sector with Amazon a key detractor, while the Information Technology sector stocks such as Microsoft and Alphabet struggled in the latter part of the year.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the periods ended October 31, 2020, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	-6.72%	-14.97%
Westwood Income Opportunity Fund – A Shares (WWIAX)*	-6.85%	-15.21%
Westwood Income Opportunity Fund – C Shares (WWICX)	-7.16%	-15.75%
Bloomberg Barclays US Aggregate Bond Index	-6.86%	-15.68%
S&P 500 Index	-5.50%	-14.61%
40% S&P 500 Index / 60% Bloomberg Barclays US Aggregate Bond Index	-6.09%	-14.94%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

The Fund declined by -14.97% in the period, compared with -14.94% in the blended benchmark, primarily due to higher levels of exposure in fixed income. This was offset by positive contributions from equity holdings across the Health Care and Energy sectors. The Fund’s equity exposure overall continued to be reduced during the period, with

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proceeds redeployed into investment grade debt instruments, including treasuries, along with continued exposure to dislocated markets such as convertible bonds, mortgage-backed securities and investment grade corporate bonds.

The Fund’s top performers included varied Energy and Health Care-related equity positions, along with a well-timed exit of gold-miner Newmont Corporation. Energy stocks were supported by higher oil and natural gas prices combined with healthy demand, leading to higher gasoline prices for consumers. Exxon Mobil and Baker Hughes Co. each handle a different portion of the energy value chain — Exxon Mobil is an integrated oil company while Baker Hughes is involved in oilfield services — and all performed well during the period. Energy Transfer LP, a midstream player, was also one of our top performers in the period.

Bristol Myers Squibb Company, Amgen Inc. and Gilead Sciences, Inc. rounded out the top-performing positions. Bristol Myers has delivered a banner year in terms of earnings growth despite the patent expiration of Revlimid, and its late 2019 acquisition of Celgene is truly paying off as the company has had a string of very successful product rollouts, with more planned. Amgen, a biopharma company, has seen demand for its drugs rise, leading to strong earnings trends throughout the period. Gilead, a similar, but smaller biopharma, focused on research, has experienced similar trends.

With the Federal Reserve steadfast in its aggressive tightening program, equity markets have trended lower for much of the year, with shares of financial and tech companies hit hardest. Our positions in shares and debt of finance firms such as PayPal Holdings, JP Morgan Chase & Co. and Annaly Capital Management were detractors to performance, as investors began to price in slower future earnings and loan growth due to higher interest rates. Investment bank Moelis & Co. also struggled, given the likely impact of higher interest rates on their business, including mergers and acquisitions, initial public offerings and other activities. On the tech side, Meta Platforms and Microsoft both experienced pressure to grow revenues and combat a tougher consumer climate and negative impacts on discounted cash flow as rates rise. A stronger dollar and decline in gold prices also contributed to underperformance in Barrick Gold position.

Westwood High Income Fund

The performance of the Westwood High Income Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood High Income Fund – Institutional Shares (WHGHX)	-5.39%	-12.38%
Westwood High Income Fund – A Shares (WSDAX)*	-5.48%	-12.54%
Westwood High Income Fund – C Shares (WWHCX)	-5.93%	-13.32%
80% Bloomberg Barclays US Aggregate Bond Index / 20% S&P 500 Index	-6.44%	-15.26%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM (fulcrum fee) framework.

The Fund declined by -12.38% during the period versus -15.26% for the blended benchmark. Returns were driven in large part by increased allocation and tactical stock selection in equities, with a modest benefit coming from a partial move to cash and allocation to fixed income, primarily high-yield bonds. Our exposure to stocks was beneficial, as

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our stock portfolio produced a small gain for the period. On a relative basis, our overweight equity exposure and stock selection was responsible for substantially all our outperformance compared to our blended benchmark.

Within the portfolio, our top contributors included a mining company, two health care companies and two energy firms. EOG Resources, which develops, produces and markets oil and natural gas, continued to fare well amid rising oil and natural gas prices, expanding production and maintaining tight controls on costs. Newmont Corp., a mining company that focuses on gold but also mines industrial material such as copper and lead, gained over 50% during the period, driven in large part by increased earnings from higher gold and copper prices. Bristol Myers Squibb and Amgen, Inc. both advanced on largely company-specific news; Amgen continues to see positive results in their oncology drug pipeline, leading to strong earnings growth. Last, Nine Energy Services, a leading completion services provider, focused on unconventional oil and gas resource development, saw its shares and convertibles soar in the period as its products and services saw heavy demand.

The investment grade bond portion of the Fund was the primary detractor to returns in the period, though it was difficult to pin the problem on a single security. Our exposure to BBB-rated securities continued to underperform as interest rates continued to rise. Given the inverted yield curve and current rate/economic climate, investors exited longer-dated bonds and moved toward the short end of the yield curve, causing prices of bonds on the long end to decline. We typically pursue a barbell strategy, holding equal amounts on the long and short end of the curve, so that price increases on short-dated securities (less than five years to maturity) will balance out price declines on long-dated securities (10 or more years to maturity) over time. We continued to shorten our duration exposure during the period to reduce interest rate risk.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood Alternative Income Fund – Institutional Shares (WMNIX)	-0.74%	-2.88%
Westwood Alternative Income Fund – A Shares (WMNAX)*	-0.72%	-2.88%
Westwood Alternative Income Fund – C Shares (WWACX)	-1.12%	-3.59%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	-0.60%	-2.69%
FTSE 1-Month Treasury Bill	0.81%	0.84%

*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM (fulcrum fee) framework.

The markets have been on a rollercoaster over the last 12 months. The combination global supply issues, rising energy costs, the war in Ukraine and the U.S. Federal Reserve’s penchant for staving off inflation in the U.S. has global investors confused about where best to put money to work. Both fixed income and equity investors have been subjected to bouts of extreme volatility and double-digit negative returns. Although 2021 finished on a positive note, December would prove be the high-water mark for both equity and fixed income returns. Although U.S. inflation-related economic releases began to move higher by the second quarter of 2021, the numbers were not materially worrisome. By the end of the third quarter and the beginning of the early fourth quarter, things changed. Core CPI and core PPI continued their ascent to levels not experienced since the early 1980s. Equities and fixed income finally

WESTWOOD FUNDS (Unaudited)

took notice. Starting early January 2022, U.S. Treasury rates began moving higher, investment grade and high yield spreads moved wider and U.S. equity markets showed signs of weakness starting in mid-January 2022.

As inflation-related economic reports showed no signs of abating, the U.S. Federal Reserve took action. The target fed funds rate, which began the year at near-zero levels, was lifted aggressively to the levels seen today, approximately 3.75%. As a result of the Fed pulling the punch bowl of cheap money from the market, equities and fixed income marched lower. Although the path of decline has been more volatile for equities, the absolute change for equities and fixed income is nearly the same. The 12-month decline for the S&P 500 starting Nov. 1, 2021 was 14.63% and over the same period, the Bloomberg U.S. Aggregate Index was down 15.68%. 2022 marks only the third time since 1926 that both equities and bonds have experienced combined negative returns; 1931 and 1969 were the other two years.

The Fed has admitted they were wrong with regard to inflationary pressures being transitory and are now playing catch-up. One of the biggest questions that has the markets on edge is how far will the Fed go to tamp down inflation? Will they succeed? Will they overshoot and push the U.S. economy into recession? Will the draining of liquidity be effective in fighting the cost-push inflation that we are experiencing? These are all questions that the market is dealing with in typical fashion — sell first and ask questions later.

We believe that we are well positioned in the Alternative Income Fund as the strategy seeks to profit from market swings and lack of conviction. The portfolio holds short- dated convertibles and fixed income securities that have limited sensitivity to rising rates and declining equities. At the same time, we are long equity volatility that has sprung to life.

Within the fixed income yield book, our holdings performed in line as both investment grade and high yield sold off. Credit spreads did widen as risk asset liquidity became scarce, but we were positioned in higher grade and low duration names.

The convertible arbitrage strategy held up well relative to other asset classes as the long volatility component offset the negative rate and liquidity pressures. Convertible valuations declined as the hunt for liquidity impacted all asset classes. Gamma trading opportunities added value as the equity markets have made several attempts to rebound only to end lower. Activity in the primary market has come to a halt following the lead of the high yield market.

Macro tail hedges added value as both the equity markets were risk off and rates were higher across the curve. We continue to monitor and systematically adjust these positions for maximum Fund flexibility, and as a means of capital preservation during periods of market volatility.

Westwood SmallCap Growth Fund

The performance of the Westwood SmallCap Growth Fund for the periods ended October 31, 2022, was as follows:

		2022
	6 Months	Fiscal Year
Westwood SmallCap Growth Fund – Institutional Shares (WSCIX)	-5.69%	-20.61%
Russell 2000 Growth Index	1.02%	-26.02%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until March 1, 2024. In the absence of current fee waivers, total return and yield would have been reduced.

WESTWOOD FUNDS (Unaudited)

The Fund handily beat its benchmark, ending the period down -20.61%, while the Russell 2000 was off -26.02%. Strong relative performance was aided by positive stock selection within Health Care and Financials and Real Estate. Top individual contributors included Krystal Biotech, as shares remained strong following the successful completion of the GEM-3 pivotal trial. The company is expected to earn FDA approval for VYJUVEK™ in 2023; the drug is used to treat dystrophic epidermolysis bullosa. Rare-disease-focused, commercial-stage biotech company Catalyst Pharmaceuticals received FDA widened approval of the supplemental New Drug Application for FIRDAPSE®, expanding the indicated age range to include pediatric patients age 6 and older. And finally, niche dining concept company First Watch Restaurant Group rounded out our top three performers as its earnings resilience continued to satiate investors and analysts alike.

Unfavorable selection in Information Technology, Industrials and Energy were the key detractors from relative performance. Top individual detractors included semiconductor cleaning company ACM Research, Inc. which obviously felt the effects of a slowing global market in silicon chips. Niche medical device company Tactile Systems failed to meet investors’ earnings expectations early in the period but regained some revenue and earnings momentum in the latter part of the year; investors remain cautious given the current macro-economic environment. Rounding out the top three detractors was outdoor equipment maker Clarus Corporation, which saw its shares tumble mid-August as insider selling drove shares lower, triggering pressure on a leveraged fund manager that was forced to sell to meet margin requirements. The company recently reported earnings results that were below consensus estimates, while management also lowered the full-year guidance for both sales and earnings per share.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1.877.386.3944. Read the prospectus carefully before investing or sending money.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-386-3944.

An investor should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at www.westwoodfunds.com or call 1-877-386-3944 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of October 31, 2022, please see the Schedules of Investments section of this Report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk-adjusted performance.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Compound Annual Growth Rate: The rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values.

Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

WESTWOOD QUALITY VALUE FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception
	1 Year	5 Year	10 Year	(3/31/20)
Institutional Shares	-4.37%	8.45%	10.95%	N/A
A Class Shares with sales charge	-7.50%	7.50%	10.34%	N/A
A Class Shares without sales charge	-4.64%	8.17%	10.68%	N/A
C Class Shares	-5.36%	N/A	N/A	17.34%
Russell 1000 Value Index	-7.00%	7.21%	10.30%	19.71%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY MIDCAP FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Total Returns (a)
(for the period ended October 31, 2022)
Since Inception
(11/30/21)
Institutional Shares	-3.60%
Russell Midcap Value Index	-7.36%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. Total returns for less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY SMIDCAP FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception
	1 Year	5 Year	10 Year	(7/31/20)
Institutional Shares	-9.64%	5.90%	8.67%	N/A
Ultra Shares	-9.41%	N/A	N/A	14.48%
Russell 2500 Value Index	-10.66%	5.77%	9.55%	18.02%

(a)	The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY SMALLCAP FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception	Since Inception
	1 Year	5 Year	10 Year	(9/3/19)	(3/31/20)
Institutional Shares	-10.08%	4.70%	10.82%	N/A	N/A
A Class Shares with sales charge	-13.73%	N/A	N/A	6.51%	N/A
A Class Shares without sales charge	-10.15%	N/A	N/A	7.90%	N/A
C Class Shares	-10.84%	N/A	N/A	7.14%	N/A
Ultra Shares	-9.91%	N/A	N/A	N/A	22.91%
Russell 2000 Value Index	-10.73%	5.31%	9.37%	10.65%	26.92%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 4.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares and Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY ALLCAP FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
		Since Inception
	1 Year	(9/30/21)
Institutional Shares	-4.86%	0.69%
Ultra Shares	-4.81%	0.74%
Russell 3000 Value Index	-7.25%	-2.41%

(a)	The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD TOTAL RETURN FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception
	1 Year	5 Year	10 Year	(3/31/20)
Institutional Shares	-13.05%	8.71%	10.07%	N/A
A Class Shares with sales charge	-16.04%	N/A	N/A	10.52%
A Class Shares without sales charge	-13.41%	N/A	N/A	11.82%
C Class Shares	-14.10%	N/A	N/A	11.16%
S&P 500 Index	-14.61%	10.44%	12.79%	18.75%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-0.54%	0.74%	-5.46%
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index	-14.73%	6.30%	8.07%	8.79%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD INCOME OPPORTUNITY FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception
	1 Year	5 Year	10 Year	(9/3/19)
Institutional Shares	-14.97%	3.17%	5.06%	N/A
A Class Shares with sales charge	-17.75%	2.27%	4.47%	N/A
A Class Shares without sales charge	-15.21%	2.90%	4.79%	N/A
C Class Shares	-15.75%	N/A	N/A	0.76%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-0.54%	0.74%	-3.71%
S&P 500 Index	-14.61%	10.44%	12.79%	11.31%
40% S&P 500 Index / 60% Bloomberg U.S. Aggregate Bond Index	-14.94%	4.10%	5.66%	2.46%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD HIGH INCOME FUND (UNAUDITED)

Growth of $100,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
				Since Inception	Since Inception
	1 Year	5 Year	10 Year	(6/28/13)	(3/31/20)
Institutional Shares	-12.38%	3.30%	3.19%	N/A	N/A
A Class Shares with sales charge	-15.15%	2.48%	N/A	2.66%	N/A
A Class Shares without sales charge	-12.54%	3.11%	N/A	3.00%	N/A
C Class Shares	-13.32%	N/A	N/A	N/A	6.93%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-0.54%	0.74%	1.06%	-5.46%
S&P 500 Index	-14.61%	10.44%	12.79%	12.00%	18.75%
80% Bloomberg U.S. Aggregate Bond Index / 20% S&P 500 Index	-15.26%	1.81%	3.21%	3.34%	-0.81%

(a)	The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD ALTERNATIVE INCOME FUND (UNAUDITED)

Growth of $20,000,000 Investment (a)

Average Annual Total Returns (b) (for the periods ended October 31, 2022)
			Since Inception	Since Inception
	1 Year	5 Year	(5/1/15)	(3/31/20)
Institutional Shares	-2.88%	2.96%	2.93%	N/A
Ultra Shares	-2.69%	3.06%	3.03%	N/A
A Class Shares with sales charge	-5.80%	N/A	N/A	2.72%
A Class Shares without sales charge	-2.88%	N/A	N/A	3.93%
C Class Shares	-3.59%	N/A	N/A	3.36%
FTSE 1-Month U.S. Treasury Bill Index	0.84%	1.10%	0.85%	0.36%

(a)	The graph is based on Ultra Shares. Performance for Institutional Shares and Class C Shares would vary due to differences in fee structures. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD SMALLCAP GROWTH FUND (UNAUDITED)

Growth of $100,000 Investment

Average Annual Total Returns (a) (for the periods ended October 31, 2022)
		Since Inception
	1 Year	(9/30/21)
Institutional Shares	-20.61%	-17.23%
Russell 2000 Growth Index	-26.02%	-20.99%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. Total returns for less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

WESTWOOD QUALITY VALUE FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 96.3%
	Shares	Value
Communications — 4.5%
Internet Media & Services — 1.9%
Alphabet, Inc. - Class A (a)	50,505	$4,773,227

Telecommunications — 2.6%
AT&T, Inc.	354,133	6,455,845

Consumer Discretionary — 4.1%
Retail - Discretionary — 4.1%
Home Depot, Inc. (The)	16,964	5,023,549
O’Reilly Automotive, Inc. (a)	6,217	5,204,686
		10,228,235
Consumer Staples — 8.4%
Beverages — 2.1%
PepsiCo, Inc.	28,786	5,226,962

Food — 1.9%
McCormick & Company, Inc.	60,608	4,766,213

Retail - Consumer Staples — 4.4%
Dollar General Corporation	19,417	4,952,306
Walmart, Inc.	43,236	6,153,780
		11,106,086
Energy — 9.1%
Oil & Gas Producers — 9.1%
Chevron Corporation	36,230	6,554,007
ConocoPhillips	42,291	5,332,472
Devon Energy Corporation	34,160	2,642,276
COMMON STOCKS — continued
	Shares	Value
Energy — continued
Oil & Gas Producers — Continued
EOG Resources, Inc.	38,995	$5,323,597
Valero Energy Corporation	23,394	2,937,117
		22,789,469
Financials — 19.6%
Asset Management — 3.7%
Blackstone, Inc.	48,031	4,377,545
Charles Schwab Corporation (The)	60,565	4,825,214
		9,202,759
Banking — 7.9%
Bank of America Corporation	236,013	8,505,909
JPMorgan Chase & Company	59,723	7,517,931
Western Alliance Bancorp	57,206	3,842,527
		19,866,367
Institutional Financial Services — 2.1%
Goldman Sachs Group, Inc. (The)	15,387	5,300,975

Insurance — 5.9%
American International Group, Inc.	91,457	5,213,049
Arthur J. Gallagher & Company	26,047	4,872,873
Berkshire Hathaway, Inc. - Class B (a)	16,346	4,823,541
		14,909,463
Health Care — 16.7%
Biotech & Pharma — 5.8%
Gilead Sciences, Inc.	77,321	6,066,606
Johnson & Johnson	49,580	8,625,432
		14,692,038
Health Care Facilities & Services — 5.7%
CVS Health Corporation	51,697	4,895,706
McKesson Corporation	8,699	3,387,130
UnitedHealth Group, Inc.	10,910	6,056,686
		14,339,522
Medical Equipment & Devices — 5.2%
Becton, Dickinson and Company	27,588	6,509,940
Danaher Corporation	25,564	6,433,692
		12,943,632
Industrials — 11.9%
Aerospace & Defense — 2.2%
L3Harris Technologies, Inc.	22,709	5,597,087

Diversified Industrials — 5.4%
Eaton Corporation plc	52,338	7,854,364
Honeywell International, Inc.	27,376	5,585,251
		13,439,615
Electrical Equipment — 2.0%
Fortive Corporation	78,375	5,008,163

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY VALUE FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Transportation & Logistics — 2.3%
Union Pacific Corporation	29,606	$5,836,527

Real Estate — 4.4%
REITs — 4.4%
Alexandria Real Estate Equities, Inc.	28,667	4,165,315
Prologis, Inc.	41,790	4,628,242
VICI Properties, Inc.	75,233	2,408,961
		11,202,518
Technology — 11.5%
Semiconductors — 4.2%
ASML Holding N.V. - ADR	9,540	4,506,887
Microchip Technology, Inc.	97,949	6,047,371
		10,554,258
Software — 2.8%
Microsoft Corporation	30,628	7,109,678

Technology Services — 4.5%
CACI International, Inc. - Class A (a)	19,478	5,921,896
Visa, Inc. - Class A	25,179	5,216,082
		11,137,978
Utilities — 6.1%
Electric Utilities — 6.1%
DTE Energy Company	39,309	4,406,932
NextEra Energy, Inc.	59,815	4,635,662
WEC Energy Group, Inc.	69,011	6,302,775
		15,345,369
Total Common Stocks
(Cost $198,207,763)		$241,831,986
MONEY MARKET FUND — 3.9%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 2.67% (b) (Cost $9,895,111)	9,895,111	$9,895,111

Investments at Value — 100.2%
(Cost $208,102,874)		$251,727,097

Liabilities in Excess of Other Assets — (0.2%)		(466,137)

Net Assets — 100.0%		$251,260,960

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap

plc - Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 96.9%
	Shares	Value
Communications — 1.3%
Cable & Satellite — 1.3%
Cable One, Inc.	8	$6,876

Consumer Discretionary — 11.3%
Home Construction — 4.6%
Armstrong World Industries, Inc.	131	9,900
Masonite International Corporation (a)	78	5,579
PulteGroup, Inc.	216	8,638
		24,117
Leisure Facilities & Services — 2.0%
Texas Roadhouse, Inc.	107	10,587

Retail - Discretionary — 4.7%
Bath & Body Works, Inc.	302	10,081
O’Reilly Automotive, Inc. (a)	18	15,069
		25,150
Consumer Staples — 7.3%
Beverages — 1.0%
Constellation Brands, Inc. - Class A	22	5,436

Food — 4.7%
Hostess Brands, Inc. (a)	324	8,580
McCormick & Company, Inc.	210	16,514
		25,094
Retail - Consumer Staples — 1.6%
BJ’s Wholesale Club Holdings, Inc. (a)	108	8,359
COMMON STOCKS — continued
	Shares	Value
Energy — 7.0%
Oil & Gas Producers — 7.0%
Diamondback Energy, Inc.	89	$13,983
PDC Energy, Inc.	178	12,841
Valero Energy Corporation	83	10,420
		37,244
Financials — 13.4%
Banking — 7.0%
Atlantic Union Bankshares Corporation	231	7,979
Cullen/Frost Bankers, Inc.	73	11,319
First Republic Bank	84	10,088
Pinnacle Financial Partners, Inc.	91	7,552
		36,938
Institutional Financial Services — 1.4%
Intercontinental Exchange, Inc.	76	7,263

Insurance — 5.0%
Arch Capital Group Ltd. (a)	95	5,462
Arthur J. Gallagher & Company	69	12,909
Ryan Specialty Holdings, Inc. - Class A (a)	183	8,208
		26,579
Health Care — 8.1%
Health Care Facilities & Services — 5.2%
Centene Corporation (a)	148	12,599
McKesson Corporation	39	15,186
		27,785
Medical Equipment & Devices — 2.9%
Cooper Companies, Inc. (The)	37	10,115
ICU Medical, Inc. (a)	34	5,046
		15,161
Industrials — 4.0%
Electrical Equipment — 2.1%
Fortive Corporation	177	11,310

Machinery — 1.9%
Middleby Corporation (The) (a)	72	10,070

Materials — 9.2%
Chemicals — 5.6%
Axalta Coating Systems Ltd. (a)	332	7,742
CF Industries Holdings, Inc.	101	10,733
Univar Solutions, Inc. (a)	438	11,160
		29,635
Construction Materials — 1.5%
Eagle Materials, Inc.	66	8,072

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY MIDCAP FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Materials — continued
Containers & Packaging — 2.1%
WestRock Company	318	$10,831

Real Estate — 13.1%
REITs — 13.1%
Alexandria Real Estate Equities, Inc.	90	13,077
Americold Realty Trust	416	10,088
First Industrial Realty Trust, Inc.	216	10,288
National Storage Affiliates Trust	136	5,802
Realty Income Corporation	171	10,648
Ventas, Inc.	234	9,156
VICI Properties, Inc.	328	10,503
		69,562
Technology — 11.5%
Semiconductors — 4.3%
Microchip Technology, Inc.	182	11,237
Rambus, Inc. (a)	383	11,551
		22,788
Software — 2.3%
Tyler Technologies, Inc. (a)	38	12,287

Technology Services — 4.9%
CACI International, Inc. - Class A (a)	46	13,985
Science Applications International Corporation	109	11,809
		25,794
Utilities — 10.7%
Electric Utilities — 10.7%
Alliant Energy Corporation	253	13,199
CMS Energy Corporation	238	13,578
DTE Energy Company	126	14,126
Evergy, Inc.	254	15,527
		56,430
Total Common Stocks
(Cost $522,355)		$513,368
MONEY MARKET FUND — 4.0%
	Shares	Value
First American Treasury Obligations Fund - Class X, 3.06% (b) (Cost $21,368)	21,368	$21,368

Investments at Value — 100.9%
(Cost $543,723)		$534,736

Liabilities in Excess of Other Assets — (0.9%)		(4,978)

Net Assets — 100.0%		$529,758

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.6%
	Shares	Value
Consumer Discretionary — 10.1%
Automotive — 0.6%
Holley, Inc. (a)	454,989	$1,810,856

Home Construction — 1.8%
Armstrong World Industries, Inc.	70,809	5,351,036

Leisure Facilities & Services — 3.5%
Papa John’s International, Inc.	55,818	4,054,061
Texas Roadhouse, Inc.	60,767	6,012,895
		10,066,956
Leisure Products — 0.9%
Topgolf Callaway Brands
Corporation (a)	135,146	2,529,933

Retail - Discretionary — 3.3%
Academy Sports & Outdoors, Inc.	74,105	3,262,843
Advance Auto Parts, Inc.	33,470	6,356,623
		9,619,466
Consumer Staples — 4.3%
Food — 4.3%
Hostess Brands, Inc. (a)	236,538	6,263,526
J & J Snack Foods Corporation	41,593	6,139,543
		12,403,069
Energy — 6.5%
Oil & Gas Producers — 6.5%
Diamondback Energy, Inc.	41,653	6,544,103
Magnolia Oil & Gas Corporation - Class A	240,337	6,171,854
COMMON STOCKS — continued
	Shares	Value
Energy — continued
Oil & Gas Producers — continued
PDC Energy, Inc.	86,429	$6,234,988
		18,950,945
Financials — 20.7%
Asset Management — 1.2%
LPL Financial Holdings, Inc.	13,206	3,376,114

Banking — 12.3%
Atlantic Union Bankshares
Corporation	177,619	6,134,960
Cullen/Frost Bankers, Inc.	49,436	7,665,052
Pinnacle Financial Partners, Inc.	63,710	5,287,293
Seacoast Banking Corporation of Florida	85,704	2,648,253
Texas Capital Bancshares, Inc. (a)	88,716	5,322,960
Triumph Bancorp, Inc. (a)	46,456	2,392,484
Wintrust Financial Corporation	68,380	6,401,736
		35,852,738
Institutional Financial Services — 1.6%
Perella Weinberg Partners	602,209	4,745,407

Insurance — 5.6%
BRP Group, Inc. - Class A (a)	99,954	2,833,696
International General Insurance Holdings Ltd.	374,497	2,842,432
RenaissanceRe Holdings Ltd.	29,425	4,551,459
Voya Financial, Inc.	85,928	5,874,038
		16,101,625
Health Care — 7.8%
Health Care Facilities & Services — 1.0%
Premier, Inc. - Class A	81,095	2,828,594

Medical Equipment & Devices — 6.8%
Cooper Companies, Inc. (The)	19,279	5,270,686
Integer Holdings Corporation (a)	96,844	6,036,287
Integra LifeSciences Holdings Corporation (a)	63,449	3,188,312
Merit Medical Systems, Inc. (a)	75,872	5,217,717
		19,713,002
Industrials — 9.9%
Aerospace & Defense — 2.1%
Moog, Inc. - Class A	73,784	6,253,194

Electrical Equipment — 3.6%
Hubbell, Inc.	24,339	5,780,026
Veritiv Holdings Company	317,345	4,541,207
		10,321,233

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMIDCAP FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Machinery — 4.2%
AGCO Corporation	27,553	$3,421,256
Albany International Corporation - Class A	64,402	5,900,511
Middleby Corporation (The) (a)	20,437	2,858,319
		12,180,086
Materials — 9.1%
Chemicals — 3.5%
Axalta Coating Systems Ltd. (a)	117,070	2,730,073
Ecovyst, Inc. (a)	759,055	7,552,597
		10,282,670
Construction Materials — 2.0%
Eagle Materials, Inc.	48,011	5,872,225

Containers & Packaging — 1.5%
WestRock Company	124,559	4,242,479

Metals & Mining — 2.1%
Encore Wire Corporation	24,455	3,364,764
Livent Corporation (a)	86,323	2,725,217
		6,089,981
Real Estate — 11.5%
Real Estate Owners & Developers — 1.5%
Radius Global Infrastructure, Inc. - Class A (a)	469,358	4,388,497

REITs — 10.0%
Americold Realty Trust	192,874	4,677,195
Corporate Office Properties Trust	328,843	8,763,666
First Industrial Realty Trust, Inc.	170,839	8,137,062
National Retail Properties, Inc.	182,213	7,658,412
		29,236,335
Technology — 13.9%
Semiconductors — 4.2%
Lattice Semiconductor Corporation (a)	111,364	5,402,268
Rambus, Inc. (a)	231,426	6,979,808
		12,382,076
Software — 0.9%
Tyler Technologies, Inc. (a)	7,781	2,515,831

Technology Hardware — 4.2%
ADTRAN Holdings, Inc.	275,561	6,189,100
Viavi Solutions, Inc. (a)	396,763	5,991,121
		12,180,221
COMMON STOCKS — continued
	Shares	Value
Technology — continued
Technology Services — 4.6%
CACI International, Inc. - Class A (a)	21,049	$6,399,528
Science Applications International Corporation	63,460	6,875,256
		13,274,784
Utilities — 5.8%
Electric Utilities — 5.8%
Alliant Energy Corporation	111,065	5,794,261
IDACORP, Inc.	53,810	5,633,907
NorthWestern Corporation	102,438	5,411,799
		16,839,967
Total Common Stocks
(Cost $272,635,262)		$289,409,320

MONEY MARKET FUND — 0.5%
SEI Daily Income Trust, Government Fund - Class F, 2.67% (b) (Cost $1,347,238)	1,347,238	$1,347,238

Investments at Value — 100.1%
(Cost $273,982,500)		$290,756,558

Liabilities in Excess of Other Assets — (0.1%)		(261,811)

Net Assets — 100.0%		$290,494,747

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.4%
	Shares	Value
Consumer Discretionary — 11.2%
Automotive — 1.1%
Methode Electronics, Inc.	266,377	$10,982,724

Home Construction — 3.7%
Century Communities, Inc.	439,759	19,573,673
Masonite International Corporation (a)	243,774	17,437,154
		37,010,827
Leisure Facilities & Services — 3.1%
Chuy’s Holdings, Inc. (a)	366,822	10,747,885
Papa John’s International, Inc.	269,894	19,602,401
		30,350,286
Retail - Discretionary — 3.3%
Academy Sports & Outdoors, Inc.	313,452	13,801,292
Monro, Inc.	385,562	18,410,585
		32,211,877
Consumer Staples — 7.4%
Beverages — 1.0%
Duckhorn Portfolio, Inc. (The) (a)	682,865	9,983,486

Food — 4.3%
Hostess Brands, Inc. (a)	769,772	20,383,563
J & J Snack Foods Corporation	145,117	21,420,720
		41,804,283
Household Products — 2.1%
Central Garden & Pet Company - Class A (a)	537,104	21,022,251
COMMON STOCKS — continued
	Shares	Value
Energy — 6.2%
Oil & Gas Producers — 6.2%
Brigham Minerals, Inc. - Class A	734,603	$22,772,693
Chord Energy Corporation	127,858	19,573,781
Northern Oil and Gas, Inc.	554,256	18,922,300
		61,268,774
Financials — 22.4%
Banking — 17.0%
Atlantic Union Bankshares Corporation	586,984	20,274,427
City Holding Company	199,314	20,100,817
Columbia Banking System, Inc.	592,977	19,846,940
Provident Financial Services, Inc.	463,737	10,396,984
Renasant Corporation	532,030	21,478,051
Sandy Spring Bancorp, Inc.	544,684	19,303,601
Seacoast Banking Corporation of Florida	609,182	18,823,724
Triumph Bancorp, Inc. (a)	332,861	17,142,342
Veritex Holdings, Inc.	671,230	21,197,443
		168,564,329
Institutional Financial Services — 4.1%
Moelis & Company - Class A	439,924	18,679,173
Piper Sandler Companies	168,633	21,579,965
		40,259,138
Insurance — 1.3%
AMERISAFE, Inc.	220,216	12,862,816

Health Care — 7.0%
Health Care Facilities & Services — 1.9%
Patterson Companies, Inc.	738,872	19,188,506

Medical Equipment & Devices — 5.1%
Avanos Medical, Inc. (a)	420,425	9,312,414
CONMED Corporation	227,554	18,142,880
Merit Medical Systems, Inc. (a)	334,880	23,029,698
		50,484,992
Industrials — 14.9%
Aerospace & Defense — 2.2%
Moog, Inc. - Class A	265,537	22,504,261

Engineering & Construction — 2.5%
Comfort Systems USA, Inc.	199,197	24,557,006

Industrial Intermediate Products — 1.0%
AZZ, Inc.	247,256	9,939,691

Machinery — 9.2%
Alamo Group, Inc.	124,357	18,912,213

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY SMALLCAP FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Machinery — continued
Albany International Corporation - Class A	210,212	$19,259,623
Altra Industrial Motion Corporation	494,028	29,710,844
Federal Signal Corporation	490,986	22,904,497
		90,787,177
Materials — 7.3%
Chemicals — 4.2%
Ecovyst, Inc. (a)	975,045	9,701,698
Innospec, Inc.	118,152	11,814,018
Stepan Company	188,018	19,636,600
		41,152,316
Forestry, Paper & Wood Products — 0.9%
UFP Industries, Inc.	129,709	9,239,172

Metals & Mining — 2.2%
Encore Wire Corporation	85,347	11,742,894
Livent Corporation (a)	324,294	10,237,961
		21,980,855
Real Estate — 12.7%
Real Estate Owners & Developers — 1.5%
Radius Global Infrastructure, Inc. - Class A (a)	1,577,029	14,745,221

REITs — 11.2%
Community Healthcare Trust, Inc.	125,561	4,344,411
Corporate Office Properties Trust	751,798	20,035,417
Easterly Government Properties, Inc.	604,588	10,513,785
Four Corners Property Trust, Inc.	769,790	19,722,020
Plymouth Industrial REIT, Inc.	982,896	18,124,602
PotlatchDeltic Corporation	218,822	9,735,391
Sunstone Hotel Investors, Inc.	967,606	10,788,807
Urban Edge Properties	1,330,486	18,786,462
		112,050,895
Technology — 6.4%
Semiconductors — 2.3%
Rambus, Inc. (a)	755,492	22,785,639

Technology Hardware — 3.2%
ADTRAN Holdings, Inc.	470,711	10,572,169
Viavi Solutions, Inc. (a)	1,354,063	20,446,351
		31,018,520
Technology Services — 0.9%
Repay Holdings Corporation (a)	1,504,685	9,163,532
COMMON STOCKS — continued
	Shares	Value
Utilities — 3.9%
Electric Utilities — 3.9%
Avista Corporation	473,104	$19,411,457
NorthWestern Corporation	359,033	18,967,713
		38,379,170
Total Common Stocks
(Cost $905,033,313)		$984,297,744

MONEY MARKET FUND — 0.6%
SEI Daily Income Trust, Government Fund - Class F, 2.67% (b) (Cost $5,665,233)	5,665,233	$5,665,233

Investments at Value — 100.0%
(Cost $910,698,546)		$989,962,977

Liabilities in Excess of Other Assets — 0.0% (c)		(426,298)

Net Assets — 100.0%		$989,536,679

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

(c)	Percentage rounds to less than 0.1%.

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 96.2%
	Shares	Value
Communications — 4.3%
Internet Media & Services — 1.2%
Alphabet, Inc. - Class A (a)	2,900	$274,079

Telecommunications — 3.1%
AT&T, Inc.	24,990	455,567
T-Mobile US, Inc. (a)	1,537	232,948
		688,515
Consumer Discretionary — 4.1%
Leisure Facilities & Services — 1.8%
Papa John’s International, Inc.	5,607	407,236

Retail - Discretionary — 2.3%
O’Reilly Automotive, Inc. (a)	604	505,651

Consumer Staples — 4.1%
Beverages — 2.1%
PepsiCo, Inc.	2,559	464,663

Retail - Consumer Staples — 2.0%
Walmart, Inc.	3,205	456,168

Energy — 9.8%
Oil & Gas Producers — 9.8%
Chevron Corporation	3,660	662,094
Diamondback Energy, Inc.	3,201	502,909
PDC Energy, Inc.	7,668	553,170
Pioneer Natural Resources Company	1,850	474,358
		2,192,531
COMMON STOCKS — continued
	Shares	Value
Financials — 18.9%
Banking — 7.7%
Atlantic Union Bankshares Corporation	8,913	$307,855
Bank of America Corporation	14,651	528,022
JPMorgan Chase & Company	4,189	527,311
Pinnacle Financial Partners, Inc.	4,361	361,920
		1,725,108
Institutional Financial Services — 2.0%
Perella Weinberg Partners	56,180	442,698

Insurance — 9.2%
AMERISAFE, Inc.	5,418	316,466
Arthur J. Gallagher & Company	2,303	430,845
Berkshire Hathaway, Inc. - Class B (a)	2,048	604,344
Chubb Ltd.	2,171	466,526
International General Insurance Holdings Ltd.	29,246	221,977
		2,040,158
Health Care — 17.3%
Biotech & Pharma — 5.5%
Gilead Sciences, Inc.	7,146	560,675
Johnson & Johnson	3,851	669,959
		1,230,634
Health Care Facilities & Services — 6.5%
CVS Health Corporation	4,376	414,407
McKesson Corporation	1,290	502,287
UnitedHealth Group, Inc.	984	546,268
		1,462,962
Medical Equipment & Devices — 5.3%
Becton, Dickinson and Company	1,659	391,474
Cooper Companies, Inc. (The)	1,439	393,408
Danaher Corporation	1,556	391,599
		1,176,481
Industrials — 9.6%
Aerospace & Defense — 2.0%
L3Harris Technologies, Inc.	1,834	452,026

Electrical Equipment — 4.1%
Fortive Corporation	6,546	418,290
Veritiv Holdings Company	33,887	484,923
		903,213
Machinery — 2.0%
Albany International Corporation - Class A	4,794	439,226

Transportation & Logistics — 1.5%
Norfolk Southern Corporation	1,488	339,368

The accompanying notes are an integral part of the financial statements.

WESTWOOD QUALITY ALLCAP FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Materials — 6.2%
Chemicals — 6.2%
Albemarle Corporation	716	$200,387
Axalta Coating Systems Ltd. (a)	9,550	222,706
Corteva, Inc.	7,397	483,320
Ecovyst, Inc. (a)	48,414	481,719
		1,388,132
Real Estate — 6.5%
Real Estate Owners & Developers — 1.5%
Radius Global Infrastructure, Inc. - Class A (a)	35,610	332,954

REITs — 5.0%
Alexandria Real Estate Equities, Inc.	3,488	506,806
Americold Realty Trust	15,581	377,839
Prologis, Inc.	2,005	222,054
		1,106,699
Technology — 9.4%
Semiconductors — 5.9%
ASML Holding N.V. - ADR	884	417,619
Lattice Semiconductor Corporation (a)	6,467	313,714
Rambus, Inc. (a)	19,251	580,610
		1,311,943
Software — 1.4%
Microsoft Corporation	1,306	303,162

Technology Services — 2.1%
CACI International, Inc. - Class A (a)	1,564	475,503

Utilities — 6.0%
Electric Utilities — 6.0%
CMS Energy Corporation	8,686	495,536
DTE Energy Company	3,482	390,367
WEC Energy Group, Inc.	4,904	447,883
		1,333,786
Total Common Stocks
(Cost $21,029,518)		$21,452,896
MONEY MARKET FUND — 2.9%
	Shares	Value
First American Treasury Obligations Fund - Class X, 3.06% (b) (Cost $644,981)	644,981	$644,981

Investments at Value — 99.1%
(Cost $21,674,499)		$22,097,877

Other Assets in Excess of Liabilities — 0.9%		204,711

Net Assets — 100.0%		$22,302,588

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 8.1%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.9%
U.S. Treasury Bonds	2.250%	02/15/52	$500,000	$333,516
U.S. Treasury Bonds	2.875%	05/15/52	2,600,000	2,007,281
				2,340,797
U.S. Treasury Notes — 6.2%
U.S. Treasury Notes	3.000%	07/31/24	1,950,000	1,897,441
U.S. Treasury Notes	4.250%	09/30/24	3,200,000	3,182,750
U.S. Treasury Notes	4.125%	09/30/27	2,100,000	2,087,859
U.S. Treasury Notes	2.750%	08/15/32	600,000	536,344
				7,704,394
Total U.S. Government & Agencies
(Cost $10,469,357)				$10,045,191

CONVERTIBLE BONDS — 3.9%
Consumer Staples — 0.4%
Tilray, Inc.	5.000%	10/01/23	$500,000	$481,809

Health Care — 0.7%
CONMED Corporation	2.625%	02/01/24	810,000	876,420

Real Estate — 1.0%
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	1,500,000	1,199,250

Technology — 1.8%
Akamai Technologies, Inc.	0.125%	05/01/25	985,000	1,056,412
Ziff Davis, Inc., 144A	1.750%	11/01/26	1,182,000	1,144,767
				2,201,179
Total Convertible Bonds
(Cost $5,166,398)				$4,758,658

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2022

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 31.7%
Communications — 1.8%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$465,000	$394,088
Expedia Group, Inc.	0.000%	02/15/26	345,000	296,437
Magellanes, Inc., 144A	4.279%	03/15/32	742,000	598,917
Netflix, Inc.	6.375%	05/15/29	665,000	678,220
T-Mobile USA, Inc.	3.375%	04/15/29	325,000	281,611
				2,249,273
Consumer Discretionary — 3.9%
At Home Group, Inc., 144A	4.875%	07/15/28	1,000,000	715,939
Brunswick Corporation	2.400%	08/18/31	671,000	466,630
Cinemark USA, Inc., 144A	5.875%	03/15/26	750,000	635,925
Darden Restaurants, Inc.	4.550%	02/15/48	690,000	487,650
Ford Motor Credit Company, LLC	4.271%	01/09/27	485,000	437,902
General Motors Financial Company, Inc.	2.350%	01/08/31	550,000	402,282
Lowe’s Companies, Inc.	5.625%	04/15/53	420,000	376,727
Marriott International, Inc.	4.625%	06/15/30	167,000	149,655
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,110,000	1,125,712
				4,798,422
Consumer Staples — 1.3%
Rite Aid Corporation, 144A	7.500%	07/01/25	749,000	521,791
Vector Group Ltd., 144A	5.750%	02/01/29	700,000	612,500
Viterra Finance B.V., 144A	2.000%	04/21/26	627,000	529,220
				1,663,511
Energy — 2.6%
Diamondback Energy, Inc.	4.400%	03/24/51	900,000	672,013
MPLX LP	4.950%	09/01/32	850,000	768,199
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	825,000	745,439
Petróleos Mexicanos	6.700%	02/16/32	1,345,000	1,017,156
Range Resources Corporation	8.250%	01/15/29	50,000	51,964
				3,254,771
Financials — 7.2%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	691,000	516,699
AerCap Ireland Capital Ltd.	3.850%	10/29/41	646,000	428,038
Aircastle Ltd., 144A	5.250%	08/11/25	510,000	476,877
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	480,000	441,868
Ares Capital Corporation, 144A	3.875%	01/15/26	1,625,000	1,455,945
Avolon Holdings Funding Ltd., 144A	2.750%	02/21/28	1,500,000	1,148,144
Bank of America Corporation (3MO LIBOR + 131) (a)	4.271%	07/23/29	470,000	426,415
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,121,000	964,060
Credit Suisse Group AG, 144A (SOFR + 392) (a)	6.537%	08/12/33	752,000	654,041
HSBC Holdings plc (SOFR + 287) (a)	5.402%	08/11/33	965,000	835,885
NatWest Group plc	5.516%	09/30/28	900,000	837,785
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	865,000	712,673
				8,898,430

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2022

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — continued
Health Care — 1.9%
Bausch Health Companies, Inc., 144A	5.500%	11/01/25	$1,000,000	$802,500
Community Health Systems, Inc., 144A	5.250%	05/15/30	1,400,000	969,500
Royalty Pharma plc	3.550%	09/02/50	875,000	532,201
				2,304,201
Industrials — 3.4%
AAdvantage Loyalty IP Ltd., 144A	5.500%	04/20/26	250,000	238,566
Alarm.com Holdings, Inc.	0.000%	01/15/26	575,000	468,280
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	880,000	687,858
AP Moller - Maersk A/S, 144A	4.500%	06/20/29	600,000	543,746
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	840,000
GEO Group, Inc. (The)	10.500%	06/30/28	500,000	500,000
Triton Container International Ltd., 144A	0.800%	08/01/23	965,000	923,941
				4,202,391
Materials — 2.9%
Cabot Corporation	4.000%	07/01/29	395,000	341,927
FMC Corporation	4.500%	10/01/49	366,000	270,675
Glencore Funding, LLC, 144A	3.875%	04/27/51	202,000	130,992
Livent Corporation	4.125%	07/15/25	460,000	1,703,150
SSR Mining, Inc.	2.500%	04/01/39	1,155,000	1,203,510
				3,650,254
Real Estate — 0.9%
Iron Mountain, Inc., 144A	5.000%	07/15/28	730,000	653,058
Kimco Realty Corporation	4.600%	02/01/33	575,000	508,385
				1,161,443
Technology — 3.5%
DXC Technology Company	1.800%	09/15/26	671,000	576,208
Kyndryl Holdings, Inc., 144A	2.050%	10/15/26	336,000	262,692
MongoDB, Inc.	0.250%	01/15/26	550,000	618,200
MPH Acquisition Holdings, LLC, 144A	5.500%	09/01/28	1,100,000	949,550
NICE Ltd.	0.000%	09/15/25	1,040,000	969,280
Oracle Corporation	2.875%	03/25/31	116,000	91,495
Picard Midco, Inc., 144A	6.500%	03/31/29	1,000,000	868,994
				4,336,419
Utilities — 2.3%
Berkshire Hathaway Energy Company, 144A	4.600%	05/01/53	1,500,000	1,227,046
Consolidated Edison Company of New York, Inc.	3.850%	06/15/46	1,069,000	773,873
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	1,000,000	837,737
				2,838,656
Total Corporate Bonds
(Cost $44,054,330)				$39,357,771

FOREIGN GOVERNMENTS — 1.3%
Chile Government International Bond	3.500%	01/31/34	$1,000,000	$808,882
Republic of South Africa Government	5.875%	04/20/32	885,000	756,073
Total Foreign Governments
(Cost $1,884,317)				$1,564,955

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2022

COMMON STOCKS — 48.8%
	Shares	Value
Communications — 1.4%
Entertainment Content — 1.4%
Activision Blizzard, Inc.	23,994	$1,746,763

Consumer Discretionary — 4.3%
Automotive — 0.8%
Harley-Davidson, Inc.	23,944	1,029,592

E-Commerce Discretionary — 0.5%
Amazon.com, Inc. (b)	6,510	666,884

Home Construction — 0.7%
Toll Brothers, Inc.	18,738	807,233

Leisure Facilities & Services — 1.2%
McDonald’s Corporation	5,665	1,544,619

Retail - Discretionary — 1.1%
Home Depot, Inc. (The)	4,511	1,335,843

Consumer Staples — 2.9%
Retail - Consumer Staples — 2.1%
Costco Wholesale Corporation	2,328	1,167,492
Walmart, Inc.	9,832	1,399,389
		2,566,881
Tobacco & Cannabis — 0.8%
Altria Group, Inc.	21,444	992,214

Energy — 5.6%
Oil & Gas Producers — 4.9%
Devon Energy Corporation	31,928	2,469,631
Energy Transfer, L.P.	211,260	2,697,790
EOG Resources, Inc.	6,531	891,612
		6,059,033
Renewable Energy — 0.7%
Atlantica Sustainable Infrastructure plc	31,870	883,118

Financials — 10.4%
Asset Management — 2.0%
Blackstone, Inc.	12,121	1,104,708
Charles Schwab Corporation (The)	17,226	1,372,395
		2,477,103
Banking — 5.2%
JPMorgan Chase & Company	19,631	2,471,150
Texas Capital Bancshares, Inc. (b)	31,517	1,891,020
Truist Financial Corporation	24,153	1,081,813
COMMON STOCKS — continued
	Shares	Value
Financials — continued
Banking — continued
Wells Fargo & Company	20,945	$963,261
		6,407,244
Institutional Financial Services — 0.6%
Moelis & Company - Class A	17,407	739,101

Insurance — 0.9%
Chubb Ltd.	4,902	1,053,391

Specialty Finance — 1.7%
Annaly Capital Management, Inc.	51,196	949,686
MGIC Investment Corporation	88,847	1,212,761
		2,162,447
Health Care — 5.8%
Biotech & Pharma — 5.2%
Amgen, Inc.	6,779	1,832,703
Bristol-Myers Squibb Company	24,367	1,887,711
Gilead Sciences, Inc.	26,210	2,056,437
Johnson & Johnson	3,969	690,487
		6,467,338
Medical Equipment & Devices — 0.6%
Medtronic plc	8,468	739,595

Industrials — 3.6%
Aerospace & Defense — 0.9%
Moog, Inc. - Class A	13,785	1,168,279

Diversified Industrials — 0.8%
Honeywell International, Inc.	5,101	1,040,706

Machinery — 1.0%
Deere & Company	3,119	1,234,562

Transportation & Logistics — 0.9%
Union Pacific Corporation	5,397	1,063,965

Materials — 3.2%
Chemicals — 0.7%
Dow, Inc.	17,467	816,408

Metals & Mining — 2.5%
Barrick Gold Corporation	51,297	770,994
Freeport-McMoRan, Inc.	46,278	1,466,550
Glencore plc - ADR	79,268	907,618
		3,145,162

The accompanying notes are an integral part of the financial statements.

WESTWOOD TOTAL RETURN FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Real Estate — 1.7%
REITs — 1.7%
Simon Property Group, Inc.	12,738	$1,388,187
VICI Properties, Inc.	24,105	771,842
		2,160,029
Technology — 7.5%
Semiconductors — 0.7%
NVIDIA Corporation	6,693	903,354

Software — 2.3%
Microsoft Corporation	9,049	2,100,545
Workday, Inc. - Class A (b)	4,522	704,618
		2,805,163
Technology Hardware — 3.8%
Apple, Inc.	30,451	4,669,356

Technology Services — 0.7%
International Business Machines Corporation	6,694	925,713

Utilities — 2.4%
Electric Utilities — 2.4%
CMS Energy Corporation	10,231	583,679
NextEra Energy Partners, L.P.	20,334	1,506,139
WEC Energy Group, Inc.	9,076	828,911
		2,918,729
Total Common Stocks
(Cost $54,589,759)		$60,529,825

EXCHANGE-TRADED FUNDS — 0.2%
JPMorgan Nasdaq Equity Premium Income ETF (Cost $283,222)	6,089	$262,558

PREFERRED STOCKS — 4.5%
Communications — 1.4%
Telecommunications — 1.4%
2020 Cash Mandatory Exchangeable Trust, 5.250%,144A (b)	1,425	$1,769,850

Health Care — 1.3%
Medical Equipment & Devices — 1.3%
Boston Scientific Corporation, 5.500% - Series A	14,200	1,562,568
PREFERRED STOCKS — continued
	Shares	Value
Utilities — 1.8%
Electric Utilities — 1.8%
AES Corporation (The), 6.875%	12,250	$1,206,747
American Electric Power Company, Inc., 6.125%	21,450	1,066,494
		2,273,241
Total Preferred Stocks
(Cost $5,307,270)		$5,605,659

MONEY MARKET FUND — 0.8%
SEI Daily Income Trust, Government Fund - Class F, 2.67% (c) (Cost $1,028,165)	1,028,165	$1,028,165

Investments at Value — 99.3%
(Cost $122,782,818)		$123,152,782

Other Assets in Excess of Liabilities — 0.7%		892,544

Net Assets — 100.0%		$124,045,326

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $24,257,591 as of October 31, 2022, representing 19.6% of net assets.

A/S - Aktieselskab

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

plc - Public Limited Company

SOFR - Secured Overnight Financing Rate

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 12.3%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 2.5%
U.S. Treasury Bonds	1.875%	11/15/51	$6,753,000	$4,090,841
U.S. Treasury Bonds	2.250%	02/15/52	11,108,000	7,409,383
U.S. Treasury Bonds	2.875%	05/15/52	6,000,000	4,632,187
				16,132,411
U.S. Treasury Notes — 9.8%
U.S. Treasury Notes	4.250%	09/30/24	32,000,000	31,827,500
U.S. Treasury Notes	2.875%	06/15/25	7,000,000	6,726,289
U.S. Treasury Notes	2.500%	03/31/27	9,735,000	9,029,593
U.S. Treasury Notes	2.625%	05/31/27	5,000,000	4,658,984
U.S. Treasury Notes	3.250%	06/30/27	3,000,000	2,869,688
U.S. Treasury Notes	4.125%	09/30/27	5,000,000	4,971,094
U.S. Treasury Notes	1.625%	08/15/29	576,000	490,702
	2.750%	08/15/32	3,150,000	2,815,805
				63,389,655
Total U.S. Government & Agencies
(Cost $84,553,493)				$79,522,066

CONVERTIBLE BONDS — 2.0%
Communications — 0.3%
Snap, Inc.	0.125%	03/01/28	$3,439,000	$2,257,704

Health Care — 0.7%
Exact Sciences Corporation	0.375%	03/15/27	6,523,000	4,602,792

Technology — 1.0%
Akamai Technologies, Inc.	0.125%	05/01/25	5,733,000	6,148,642

Total Convertible Bonds
(Cost $16,668,000)				$13,009,138

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

CORPORATE BONDS — 41.7%
	Coupon	Maturity	Par Value	Value
Communications — 3.7%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$3,050,000	$2,584,875
Charter Communications Operating, LLC	3.500%	03/01/42	3,230,000	2,009,917
Comcast Corporation	0.250%	05/20/27	3,000,000	2,568,785
DISH DBS Corporation	5.875%	11/15/24	4,300,000	3,970,620
Magallanes Inc., 144A	4.054%	03/15/29	2,630,000	2,233,945
Magallanes, Inc., 144A	4.279%	03/15/32	4,568,000	3,687,136
Time Warner Cable, Inc.	4.500%	09/15/42	3,475,000	2,366,170
Vodafone Group plc	4.875%	06/19/49	5,627,000	4,337,996
				23,759,444
Consumer Discretionary — 3.7%
AutoNation, Inc.	3.850%	03/01/32	3,280,000	2,549,825
Brunswick Corporation	2.400%	08/18/31	4,145,000	2,882,537
Lowe’s Companies, Inc.	5.625%	04/15/53	2,555,000	2,291,759
Marriott International, Inc.	4.625%	06/15/30	1,581,000	1,416,791
Ross Stores, Inc.	4.600%	04/15/25	6,085,000	5,956,391
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	3,540,000	3,590,109
Thor Industries, Inc., 144A	4.000%	10/15/29	2,760,000	2,232,233
Whirlpool Corporation	4.750%	02/26/29	3,540,000	3,292,916
				24,212,561
Consumer Staples — 2.5%
7-Eleven, Inc., 144A	0.950%	02/10/26	2,170,000	1,865,908
BAT Capital Corporation	7.750%	10/19/32	3,576,000	3,652,994
Smithfield Foods, Inc., 144A	3.000%	10/15/30	2,799,000	2,125,200
Vector Group Ltd., 144A	5.750%	02/01/29	3,727,000	3,261,125
Viterra Finance B.V., 144A	2.000%	04/21/26	4,528,000	3,821,868
Viterra Finance B.V., 144A	4.900%	04/21/27	1,869,000	1,707,173
				16,434,268
Energy — 2.1%
BP Capital Markets America, Inc.	3.543%	04/06/27	4,159,000	3,867,446
Diamondback Energy, Inc.	3.125%	03/24/31	1,159,000	946,217
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	3,313,000	2,993,504
Petróleos Mexicanos	6.700%	02/16/32	6,515,000	4,926,969
Schlumberger Finance Canada Ltd.	1.400%	09/17/25	1,001,000	905,576
				13,639,712
Financials — 19.2%
AerCap Ireland Capital Ltd.	6.500%	07/15/25	1,184,000	1,165,107
AerCap Ireland Capital Ltd.	3.300%	01/30/32	3,939,000	2,945,406
AerCap Ireland Capital Ltd.	3.850%	10/29/41	3,927,000	2,602,022
Aircastle Ltd., 144A	5.250%	08/11/25	4,209,000	3,935,638
Ally Financial, Inc.	1.450%	10/02/23	382,000	366,345
Apollo Management Holdings, L.P., 144A	4.872%	02/15/29	4,325,000	3,981,413
Bank of America Corporation	3.311%	04/22/42	8,650,000	5,966,005
Bank of America Corporation (SOFR + 96) (a)	1.734%	07/22/27	4,280,000	3,663,396
Barclays plc	4.375%	01/12/26	9,743,000	9,043,147
Berkshire Hathaway Finance Corporation	2.850%	10/15/50	6,491,000	3,938,156
BNP Paribas S.A., 144A (b)	4.625%	02/25/31	4,146,000	2,897,017

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — continued
Capital One Financial Corporation (Yield of U.S. T-Note 1.625% 02/31 + 112) (a)	2.359%	07/29/32	$4,520,000	$3,108,780
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	5,893,000	5,067,980
Corebridge Financial, Inc., 144A	3.500%	04/04/25	2,259,000	2,128,250
Credit Suisse Group AG, 144A (a)	6.537%	08/12/33	4,418,000	3,842,488
Goldman Sachs Group, Inc. (The)	3.615%	03/15/28	4,234,000	3,814,900
Goldman Sachs Group, Inc. (The) (SOFR + 128.1) (a)	2.615%	04/22/32	822,000	627,109
Hercules Capital, Inc.	2.625%	09/16/26	3,959,000	3,224,604
HSBC Holdings plc (SOFR + 287) (a)	5.402%	08/11/33	5,793,000	5,017,909
JPMorgan Chase & Company	3.650%	12/31/49	6,940,000	5,742,503
JPMorgan Chase & Company	1.561%	12/10/25	3,170,000	2,890,071
Mitsubishi UFJ Financial Group, Inc. (Yield of U.S. T-Note with a constant maturity of 1 year + 55) (a)	0.953%	07/19/25	5,075,000	4,656,856
Morgan Stanley	1.512%	07/20/27	6,715,000	5,682,101
Morgan Stanley (SOFR + 262) (a)	5.297%	04/20/37	4,138,000	3,666,382
NatWest Group plc	5.516%	09/30/28	5,300,000	4,933,622
Nomura Holdings, Inc.	2.679%	07/16/30	2,331,000	1,752,516
PNC Financial Services Group, Inc. (The)	3.400%	12/31/49	4,880,000	3,641,700
Royal Bank of Canada	1.600%	01/21/25	1,800,000	1,661,960
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	7,975,000	6,570,603
Unum Group	4.125%	06/15/51	5,315,000	3,332,764
US Bancorp	3.700%	12/31/49	3,675,000	2,846,288
Wells Fargo & Company (Yield of U.S. T-Note with a constant maturity of 5 years + 345.3) (a)(b)	3.900%	12/31/49	6,699,000	5,687,451
Westpac Banking Corporation	3.133%	11/18/41	6,479,000	3,962,578
				124,363,067
Health Care — 2.6%
Amgen, Inc.	4.663%	06/15/51	6,000,000	4,934,263
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	4,177,000	2,742,548
Community Health Systems, Inc., 144A	5.250%	05/15/30	5,575,000	3,860,687
HCA, Inc., 144A	4.625%	03/15/52	5,571,000	4,087,052
Royalty Pharma plc	3.550%	09/02/50	1,915,000	1,164,759
				16,789,309
Industrials — 0.9%
Delta Air Lines, Inc.	7.375%	01/15/26	557,000	568,691
Flowserve Corporation	3.500%	10/01/30	1,867,000	1,489,991
Sempra Infrastructure, 144A	3.250%	01/15/32	5,198,000	4,064,542
				6,123,224
Materials — 0.1%
Glencore Funding, LLC, 144A	3.875%	04/27/51	1,342,000	870,254

Real Estate — 1.9%
American Tower Corporation	2.950%	01/15/51	2,070,000	1,172,387
Kimco Realty Corporation	4.600%	02/01/33	4,600,000	4,067,082
Sabra Health Care, L.P.	3.200%	12/01/31	3,313,000	2,385,709
Simon Property Group, L.P.	2.650%	02/01/32	4,104,000	3,115,936
Vornado Realty, L.P.	3.400%	06/01/31	1,757,000	1,302,858
				12,043,972

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Technology — 3.7%
Dell International, LLC	8.350%	07/15/46	$3,980,000	$4,216,986
DXC Technology Company	1.800%	09/15/26	4,104,000	3,524,228
Jabil, Inc.	1.700%	04/15/26	2,909,000	2,521,714
Kyndryl Holdings, Inc. 144A	2.050%	10/15/26	2,124,000	1,660,587
Microchip Technology, Inc.	2.670%	09/01/23	1,266,000	1,234,897
Micron Technology, Inc.	2.703%	04/15/32	188,000	137,597
NXP USA, Inc.	5.000%	01/15/33	4,350,000	3,897,942
Oracle Corporation	2.875%	03/25/31	779,000	614,436
Picard Midco, Inc., 144A	6.500%	03/31/29	3,675,000	3,193,554
VMware, Inc.	4.700%	05/15/30	2,911,000	2,626,552
				23,628,493
Utilities — 1.3%
NextEra Energy Capital Holdings, Inc.	2.440%	01/15/32	1,313,000	1,012,445
Pacific Gas and Electric Company	4.950%	07/01/50	4,895,000	3,635,089
Piedmont Natural Gas Company, Inc.	5.050%	05/15/52	4,166,000	3,490,013
				8,137,547
Total Corporate Bonds
(Cost $319,200,733)				$270,001,851

FOREIGN GOVERNMENTS — 1.3%
Chile Government International Bond	2.750%	01/31/27	$266,000	$239,499
Chile Government International Bond	4.340%	03/07/42	270,000	208,403
Mexico Government International Bond	2.659%	05/24/31	890,000	691,081
Mexico Government International Bond	4.875%	05/19/33	482,000	425,761
Mexico Government International Bond	3.500%	02/12/34	1,018,000	781,781
Mexico Government International Bond	3.771%	05/24/61	835,000	489,378
Panama Government International Bond	3.870%	07/23/60	508,000	295,986
Peruvian Government International Bond	2.783%	01/23/31	735,000	579,962
Peruvian Government International Bond	3.300%	03/11/41	749,000	504,973
Saudi Government International Bond, 144A	2.250%	02/02/33	5,835,000	4,478,362
Total Foreign Governments
(Cost $11,556,211)				$8,695,186

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

COMMON STOCKS — 34.2%
	Shares	Value
Communications — 2.7%
Entertainment Content — 1.5%
Activision Blizzard, Inc.	127,767	$9,301,437

Internet Media & Services — 0.4%
Meta Platforms, Inc. - Class A (c)	30,185	2,812,035

Telecommunications — 0.8%
AT&T, Inc.	291,652	5,316,816

Consumer Discretionary — 2.1%
Home Construction — 0.9%
Toll Brothers, Inc.	133,335	5,744,072

Retail - Discretionary — 1.2%
Home Depot, Inc. (The)	26,838	7,947,537

Consumer Staples — 0.9%
Retail - Consumer Staples — 0.9%
Walmart, Inc.	42,857	6,099,837

Energy — 4.2%
Oil & Gas Producers — 3.1%
Energy Transfer, L.P.	935,672	11,948,531
EOG Resources, Inc.	59,029	8,058,639
		20,007,170
Oil & Gas Services & Equipment — 0.7%
Baker Hughes Company	163,719	4,528,468

Renewable Energy — 0.4%
Atlantica Sustainable Infrastructure plc	103,880	2,878,515

Financials — 6.8%
Asset Management — 1.9%
Blackstone, Inc.	52,373	4,773,275
Charles Schwab Corporation (The)	92,107	7,338,165
		12,111,440
Banking — 2.7%
Bank of America Corporation	196,286	7,074,147
JPMorgan Chase & Company	83,727	10,539,555
		17,613,702
Institutional Financial Services — 0.7%
Moelis & Company - Class A	103,710	4,403,527

Specialty Finance — 1.5%
Annaly Capital Management, Inc.	236,545	4,387,909
MGIC Investment Corporation	382,309	5,218,518
		9,606,427
COMMON STOCKS — continued
	Shares	Value
Health Care — 5.8%
Biotech & Pharma — 4.4%
Amgen, Inc.	30,983	$8,376,254
Bristol-Myers Squibb Company	167,042	12,940,744
Gilead Sciences, Inc.	86,979	6,824,372
		28,141,370
Medical Equipment & Devices — 1.4%
Becton, Dickinson and Company	18,356	4,331,465
Medtronic plc	56,756	4,957,069
		9,288,534
Industrials — 3.4%
Aerospace & Defense — 0.8%
Lockheed Martin Corporation	9,945	4,840,033

Diversified Industrials — 1.0%
Honeywell International, Inc.	32,719	6,675,330

Machinery — 0.8%
Deere & Company	12,899	5,105,682

Transportation & Logistics — 0.8%
Union Pacific Corporation	26,821	5,287,492

Materials — 1.8%
Metals & Mining — 1.8%
Barrick Gold Corporation	424,236	6,376,267
Freeport-McMoRan, Inc.	174,110	5,517,546
		11,893,813
Real Estate — 1.2%
REITs — 1.2%
Simon Property Group, Inc.	40,173	4,378,054
VICI Properties, Inc.	102,117	3,269,786
		7,647,840
Technology — 5.3%
Semiconductors — 0.6%
NVIDIA Corporation	29,531	3,985,799

Software — 1.5%
Microsoft Corporation	42,435	9,850,437

Technology Hardware — 2.2%
Apple, Inc.	93,610	14,354,157

Technology Services — 1.0%
International Business Machines Corporation	44,781	6,192,765

Total Common Stocks
(Cost $192,737,271)		$221,634,235

The accompanying notes are an integral part of the financial statements.

WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2022

EXCHANGE-TRADED FUNDS — 1.6%
	Shares	Value
Global X Nasdaq 100 Covered Call ETF	549,506	$8,869,027
JPMorgan Nasdaq Equity Premium Income ETF	29,407	1,268,030
Total Exchange-Traded Funds
(Cost $12,358,496)		$10,137,057

PREFERRED STOCKS — 5.5%
Communications — 1.3%
Telecommunications — 1.3%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A (c)	6,575	$8,166,150

Financials — 0.8%
Banking — 0.8%
Truist Financial Corporation, 5.500%	5,483,000	5,318,510

Health Care — 1.4%
Medical Equipment & Devices — 1.4%
Boston Scientific Corporation, 5.500% - Series A	82,775	9,108,561

Utilities — 2.0%
Electric Utilities — 2.0%
AES Corporation (The), 6.875%	60,310	5,941,138
American Electric Power Company, Inc., 6.125%	146,780	7,297,902
		13,239,040
Total Preferred Stocks
(Cost $34,355,613)		$35,832,261
MONEY MARKET FUND — 1.0%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 2.67% (d) (Cost $6,697,461)	6,697,461	$6,697,461

Investments at Value — 99.6%
(Cost $678,127,278)		$645,529,255

Other Assets in Excess of Liabilities — 0.4%		2,282,143

Net Assets — 100.0%		$647,811,398

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $91,650,201 as of October 31, 2022, representing 14.1% of net assets.

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate.

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Security has a perpetual maturity date.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 7.5%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds — 1.3%
U.S. Treasury Bonds	2.250%	02/15/52	$625,000	$416,895
U.S. Treasury Bonds	3.000%	08/15/52	1,150,000	915,687
				1,332,582
U.S. Treasury Bills — 4.0%
U.S. Treasury Bill	0.000%	02/16/23	4,025,000	3,976,121

U.S. Treasury Notes — 2.2%
U.S. Treasury Notes	2.500%	05/31/24	900,000	870,610
U.S. Treasury Notes	2.875%	05/15/32	1,000,000	905,156
U.S. Treasury Notes	2.750%	08/15/32	445,000	397,788
				2,173,554
Total U.S. Government & Agencies
(Cost $7,814,221)				$7,482,257

CONVERTIBLE BONDS — 1.1%
Consumer Staples — 0.3%
Tilray, Inc.	5.000%	10/01/23	$250,000	$240,905

Real Estate — 0.8%
Radius Global Infrastructure, Inc., 144A	2.500%	09/15/26	1,000,000	799,500

Total Convertible Bonds
(Cost $1,246,028)				$1,040,405

CORPORATE BONDS — 67.0%
Communications — 8.7%
América Móvil S.A.B. de C.V., 144A	5.375%	04/04/32	$360,000	$305,100
Charter Communications Operating LLC	2.300%	02/01/32	1,400,000	997,737

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Communications — continued
CSC Holdings, LLC, 144A	6.500%	02/01/29	$1,000,000	$942,500
DISH DBS Corporation	5.875%	11/15/24	1,250,000	1,154,250
Liberty Media Corporation, 144A	2.750%	12/01/49	955,000	876,690
Lumen Technologies, Inc., Series P	7.600%	09/15/39	1,125,000	742,500
Magellanes, Inc., 144A	4.279%	03/15/32	600,000	484,300
Telesat Canada / Telesat LLC, 144A	4.875%	06/01/27	1,500,000	659,550
T-Mobile USA, Inc.	2.550%	02/15/31	1,250,000	987,783
Vodafone Group plc	4.875%	06/19/49	500,000	385,463
Zayo Group Holdings, Inc., 144A	4.000%	03/01/27	1,465,000	1,116,393
				8,652,266
Consumer Discretionary — 9.0%
At Home Group, Inc., 144A	4.875%	07/15/28	1,250,000	894,923
Brunswick Corporation	2.400%	08/18/31	414,000	287,906
Cinemark USA, Inc., 144A	5.875%	03/15/26	1,000,000	847,900
Darden Restaurants, Inc.	4.550%	02/15/48	790,000	558,324
Ford Motor Credit Company, LLC	4.271%	01/09/27	1,000,000	902,890
G-III Apparel Group Ltd., 144A	7.875%	08/15/25	1,250,000	1,184,375
Lowe’s Cos., Inc.	5.625%	04/15/53	325,000	291,515
Nordstrom, Inc.	2.300%	04/08/24	325,000	305,008
Odeon Finco PLC, 144A	12.750%	11/01/27	1,000,000	893,640
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,085,146
Scientific Games International, Inc., 144A	8.625%	07/01/25	850,000	873,819
Thor Industries, Inc., 144A	4.000%	10/15/29	1,000,000	808,780
				8,934,226
Consumer Staples — 3.3%
B&G Foods, Inc.	5.250%	04/01/25	1,000,000	908,770
BAT Capital Corporation	7.750%	10/19/32	552,000	563,885
Rite Aid Corporation, 144A	7.500%	07/01/25	749,000	521,791
Vector Group Ltd., 144A	5.750%	02/01/29	1,000,000	875,000
Viterra Finance B.V., 144A	2.000%	04/21/26	428,000	361,254
				3,230,700
Energy — 6.4%
CNX Midstream Partners, L.P., 144A	4.750%	04/15/30	1,250,000	1,028,125
Crestwood Midstream Partners, L.P., 144A	6.000%	02/01/29	1,000,000	935,100
International Petroleum Corporation of Sweden	7.250%	02/01/27	700,000	641,571
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	1,100,000	993,919
Nine Energy Service, Inc.	8.750%	11/01/23	500,000	436,205
Northern Oil and Gas, Inc., 144A	8.125%	03/01/28	1,100,000	1,067,000
Petróleos Mexicanos	6.700%	02/16/32	940,000	710,875
Summit Midstream Holdings, LLC, 144A	8.500%	10/15/26	500,000	480,000
				6,292,795
Financials — 15.6%
AerCap Ireland Capital Ltd.	3.300%	01/30/32	650,000	486,041
AerCap Ireland Capital Ltd.	3.850%	10/29/41	458,000	303,470
Aircastle Ltd., 144A	5.250%	08/11/25	435,000	406,748
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	850,000	824,500
Apollo Commercial Real Estate Finance, Inc., 144A	4.625%	06/15/29	1,000,000	787,500

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — continued
Ares Capital Corporation, 144A	3.875%	01/15/26	$1,225,000	$1,097,558
Bank of America Corporation (3MO LIBOR + 131) (a)	4.271%	07/23/29	605,000	548,896
Blackstone Private Credit Fund, 144A	7.050%	09/29/25	1,000,000	990,895
Chubb INA Holdings, Inc.	2.850%	12/15/51	500,000	303,312
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,423,000	1,223,780
Credit Suisse Group AG, 144A (SOFR + 392) (a)	6.537%	08/12/33	634,000	551,412
Hercules Capital, Inc.	2.625%	09/16/26	422,000	343,719
HSBC Holdings plc (SOFR + 287) (a)	5.402%	08/11/33	811,000	702,490
Icahn Enterprises, L.P./Icahn Enterprises Holdings, L.P.	5.250%	05/15/27	1,075,000	990,494
Jackson Financial, Inc.	4.000%	11/23/51	500,000	299,512
Morgan Stanley (SOFR + 262) (a)	5.297%	04/20/37	529,000	468,708
NatWest Group plc	5.516%	09/30/28	800,000	744,698
Nomura Holdings, Inc.	2.329%	01/22/27	885,000	754,781
Owl Rock Capital Corporation	3.400%	07/15/26	1,250,000	1,064,910
Penske Truck Leasing Company, 144A	4.400%	07/01/27	500,000	466,270
Prospect Capital Corporation	3.364%	11/15/26	710,000	574,807
UBS Group AG, 144A (Yield of U.S. T-Note 0.625% 07/26 + 85) (a)	1.494%	08/10/27	610,000	502,579
Unum Group	4.125%	06/15/51	750,000	470,286
Westpac Banking Corporation	3.133%	11/18/41	850,000	519,863
				15,427,229
Health Care — 3.2%
Amgen, Inc.	4.663%	06/15/51	585,000	481,091
Bausch Health Companies, Inc., 144A	6.125%	02/01/27	1,112,000	730,121
CHS/Community Health Systems, Inc., 144A	5.250%	05/15/30	600,000	415,500
HCA, Inc.	3.500%	07/15/51	552,000	342,387
Par Pharmaceutical, Inc., 144A	7.500%	04/01/27	750,000	573,309
Royalty Pharma plc	3.550%	09/02/50	1,000,000	608,229
				3,150,637
Industrials — 6.4%
American Airlines Pass Through Trust, Series 2021-1B	3.950%	07/11/30	595,000	465,086
Boeing Company (The)	5.805%	05/01/50	1,000,000	856,948
Bombardier, Inc.	7.125%	06/15/26	1,000,000	946,627
CoreCivic, Inc.	8.250%	04/15/26	1,000,000	1,014,288
Deluxe Corporation, 144A	8.000%	06/01/29	1,000,000	840,000
GEO Group, Inc. (The)	10.500%	06/30/28	500,000	500,000
Sempra Infrastructure, 144A	3.250%	01/15/32	658,000	514,519
Sotheby’s, 144A	7.375%	10/15/27	1,225,000	1,194,191
				6,331,659
Materials — 0.6%
Axalta Coating Systems, LLC, 144A	4.750%	06/15/27	700,000	638,616

Real Estate — 5.4%
American Tower Corporation	2.950%	01/15/51	225,000	127,433
Brixmor Operating Partnership, L.P.	4.050%	07/01/30	475,000	394,695
GLP Capital, L.P./GLP Financing II, Inc.	3.250%	01/15/32	1,000,000	745,410
Host Hotels & Resorts, Inc.	3.500%	09/15/30	375,000	294,008

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Real Estate — continued
Iron Mountain, Inc., 144A	5.000%	07/15/28	$1,020,000	$912,492
New Residential Investment Corporation, 144A	6.250%	10/15/25	1,000,000	870,285
Sabra Health Care, L.P.	3.200%	12/01/31	750,000	540,079
Service Properties Trust	7.500%	09/15/25	1,000,000	975,000
Simon Property Group, L.P.	2.650%	02/01/32	512,000	388,733
Vornado Realty, L.P.	3.400%	06/01/31	181,000	134,216
				5,382,351
Technology — 6.9%
Broadcom, Inc., 144A	3.500%	02/15/41	1,000,000	656,983
CommScope Finance, LLC, 144A	6.000%	03/01/26	940,000	913,699
Dell International, LLC	8.350%	07/15/46	800,000	847,635
DXC Technology Company	1.800%	09/15/26	420,000	360,666
NXP B.V.	2.500%	05/11/31	1,000,000	751,814
NXP USA, Inc.	5.000%	01/15/33	570,000	510,765
Oracle Corporation	2.950%	04/01/30	1,175,000	954,764
Picard Midco, Inc., 144A	6.500%	03/31/29	1,125,000	977,619
VMware, Inc.	4.650%	05/15/27	957,000	904,710
				6,878,655
Utilities — 1.5%
Consolidated Edison Company of New York, Inc.	3.850%	06/15/46	1,069,000	773,873
Pacific Gas and Electric Company	4.950%	07/01/50	1,000,000	742,613
				1,516,486
Total Corporate Bonds
(Cost $79,261,463)				$66,435,620

FOREIGN GOVERNMENTS — 0.6%
Republic of South Africa Government
(Cost $695,000)	5.875%	04/20/32	$695,000	$593,752

COMMON STOCKS — 19.7%
	Shares	Value
Communications — 1.8%
Entertainment Content — 1.2%
Activision Blizzard, Inc.	16,148	$1,175,574

Telecommunications — 0.6%
AT&T, Inc.	31,677	577,472

Consumer Discretionary — 1.4%
Retail - Discretionary — 1.4%
Home Depot, Inc. (The)	2,754	815,542
TJX Companies, Inc. (The)	8,077	582,352
		1,397,894
Consumer Staples — 1.5%
Retail - Consumer Staples — 0.9%
Walmart, Inc.	6,017	856,400
COMMON STOCKS — continued
	Shares	Value
Consumer Staples - continued
Tobacco & Cannabis — 0.6%
Altria Group, Inc.	12,819	$593,135

Energy — 3.2%
Oil & Gas Producers — 2.9%
Devon Energy Corporation	8,141	629,706
Energy Transfer, L.P.	36,128	461,355
Enterprise Products Partners, L.P.	21,344	538,936
EOG Resources, Inc.	8,983	1,226,359
		2,856,356
Renewable Energy — 0.3%
Atlantica Sustainable Infrastructure plc	11,942	330,913

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Financials — 3.9%
Asset Management — 0.7%
Blackstone, Inc.	7,668	$698,861

Banking — 2.0%
Bank of America Corporation	21,645	780,086
Sumitomo Mitsui Financial Group, Inc. - ADR	95,181	533,014
Truist Financial Corporation	14,923	668,401
		1,981,501
Institutional Financial Services — 0.5%
Moelis & Company - Class A	12,290	521,833

Specialty Finance — 0.7%
Annaly Capital Management, Inc.	17,376	322,325
MGIC Investment Corporation	27,303	372,686
		695,011
Health Care — 2.6%
Biotech & Pharma — 2.6%
Amgen, Inc.	3,311	895,129
Bristol-Myers Squibb Company	11,932	924,372
Gilead Sciences, Inc.	9,786	767,810
		2,587,311
Industrials — 0.7%
Aerospace & Defense — 0.7%
Moog, Inc. - Class A	7,873	667,237

Materials — 1.0%
Containers & Packaging — 0.3%
WestRock Company	8,148	277,521

Metals & Mining — 0.7%
Barrick Gold Corporation	24,261	364,643
Freeport-McMoRan, Inc.	9,414	298,329
		662,972
Real Estate — 1.3%
REITs — 1.3%
National Retail Properties, Inc.	14,448	607,249
VICI Properties, Inc.	22,346	715,519
		1,322,768
Technology — 2.3%
Semiconductors — 0.3%
NVIDIA Corporation	2,068	279,118

Software — 0.5%
Microsoft Corporation	2,164	502,329
COMMON STOCKS — continued
	Shares	Value
Technology — continued
Technology Hardware — 1.5%
Apple, Inc.	6,959	$1,067,093
Cisco Systems, Inc.	9,709	441,080
		1,508,173

Total Common Stocks
(Cost $18,120,372)		$19,492,379

EXCHANGE-TRADED FUNDS — 0.7%
JPMorgan Nasdaq Equity Premium Income ETF (Cost $783,109)	16,795	$724,200

PREFERRED STOCKS — 0.6%
Communications — 0.6%
Telecommunications — 0.6%
2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A (b) (Cost $533,411)	465	$577,530

The accompanying notes are an integral part of the financial statements.

WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2022

MONEY MARKET FUND — 2.4%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 2.67% (c) (Cost $2,369,948)	2,369,948	$2,369,948

Investments at Value — 99.6%
(Cost $110,823,552)		$98,716,091

Other Assets in Excess of Liabilities — 0.4%		441,000

Net Assets — 100.0%		$99,157,091

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $33,876,411 as of October 31, 2022, representing 34.2% of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

B.V. - Besloten Vennootschap

LIBOR - London Interbank Offered Rate

plc - Public Limited Company

S.A.B. de C.V. - Societe Anonima Bursatil de Capital Variable

SOFR - Secured Overnight Financing Rate

T-Note - U.S. Treasury Note

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT & AGENCIES — 4.5%
	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 4.5%
U.S. Treasury Notes	2.625%	02/28/23	$3,000,000	$2,984,165
U.S. Treasury Notes	4.250%	09/30/24	4,000,000	3,978,438
Total U.S. Government & Agencies
(Cost $6,982,217)				$6,962,603

CONVERTIBLE BONDS — 64.8%
Communications — 3.9%
Airbnb, Inc.	0.000%	03/15/26	$2,500,000	$2,091,250
Liberty Media Corp - Liberty Formula One, 144A	2.250%	08/15/27	2,500,000	2,298,750
Lyft, Inc.	1.500%	05/15/25	2,000,000	1,759,000
				6,149,000
Consumer Discretionary — 8.3%
Burlington Stores, Inc.	2.250%	04/15/25	3,000,000	3,037,500
Chegg, Inc.	0.125%	03/15/25	1,500,000	1,298,250
Etsy, Inc. *	0.125%	10/01/26	2,500,000	3,202,500
Ford Motor Company	0.000%	03/15/26	4,000,000	4,020,000
Huazhu Group Ltd.	3.000%	05/01/26	785,000	743,788
Patrick Industries, Inc., 144A	1.750%	12/01/28	1,000,000	726,500
				13,028,538
Consumer Staples — 4.4%
MGP Ingredients, Inc., 144A	1.875%	11/15/41	2,000,000	2,581,200
Post Holdings, Inc., 144A	2.500%	08/15/27	2,000,000	2,078,000
Tilray, Inc. *	5.000%	10/01/23	2,275,000	2,192,231
				6,851,431
Financials — 5.3%
Avolon Holdings Funding Ltd., 144A	4.250%	04/15/26	250,000	218,486
Granite Point Mortgage Trust, Inc., 144A	5.625%	12/01/22	4,500,000	4,452,987
KKR Group Finance Company X, LLC, 144A	3.250%	12/15/51	500,000	303,831

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

CONVERTIBLE BONDS — continued
	Coupon	Maturity	Par Value	Value
Financials — continued
KKR Real Estate Finance Trust, Inc.	6.125%	05/15/23	$3,250,000	$3,224,000
				8,199,304
Health Care — 11.4%
Alnylam Pharmaceuticals, Inc., 144A	1.000%	09/15/27	3,000,000	3,006,000
Halozyme Therapeutics, Inc., 144A	1.000%	08/15/28	3,250,000	3,408,438
Illumina, Inc.	0.000%	08/15/23	4,000,000	3,858,321
Jazz Investments I Ltd.	2.000%	06/15/26	1,000,000	1,116,875
Ligand Pharmaceuticals, Inc *.	0.750%	05/15/23	4,000,000	3,872,499
NuVasive, Inc.	0.375%	03/15/25	3,000,000	2,595,000
				17,857,133
Industrials — 5.0%
American Airlines Group, Inc.	6.500%	07/01/25	3,500,000	3,921,750
Camtek Ltd., 144A	0.000%	12/01/26	1,400,000	1,059,800
SFL Corporation Ltd.	4.875%	05/01/23	2,838,000	2,847,933
				7,829,483
Real Estate — 3.0%
DigitalBridge Group, Inc.	5.000%	04/15/23	3,709,000	3,676,546
Integra LifeSciences Holdings Corporation	0.500%	08/15/25	1,000,000	928,000
				4,604,546
Technology — 22.1%
Akamai Technologies, Inc.	0.125%	05/01/25	2,000,000	2,145,000
Bentley Systems, Inc.	0.125%	01/15/26	2,400,000	2,101,200
Bill.com Holdings Inc.	0.000%	04/01/27	2,391,000	1,884,108
Coupa Software, Inc.	0.125%	06/15/25	3,000,000	2,554,559
Jamf Holding Corporation	0.125%	09/01/26	1,250,000	1,023,125
Lumentum Holdings, Inc.	2.000%	02/15/25	3,500,000	3,591,000
NextGen Healthcare, Inc., 144A	3.750%	11/15/27	500,000	525,197
ON Semiconductor Corporation	0.000%	05/01/27	3,500,000	4,583,250
Splunk, Inc.	1.125%	06/15/27	3,750,000	3,187,500
Vishay Intertechnology, Inc.	2.250%	06/15/25	4,280,000	4,102,867
Wolfspeed, Inc.	0.250%	02/15/28	3,000,000	2,742,000
Workiva, Inc.	1.125%	08/15/26	3,000,000	3,509,999
Ziff Davis, Inc., 144A	1.750%	11/01/26	2,500,000	2,421,250
				34,371,055
Utilities — 1.5%
Ormat Technologies, Inc.	2.500%	07/15/27	2,000,000	2,370,000

Total Convertible Bonds
(Cost $103,979,781)				$101,260,490

CORPORATE BONDS — 21.0%
Consumer Discretionary — 1.9%
Royal Caribbean Cruises Ltd., 144A	6.000%	08/15/25	$1,500,000	$1,952,250
Royal Caribbean Cruises Ltd., 144A	9.250%	01/15/29	1,070,000	1,085,146
				3,037,396

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

CORPORATE BONDS — continued
	Coupon	Maturity	Par Value	Value
Consumer Staples — 0.6%
Vector Group Ltd., 144A	5.750%	02/01/29	$1,000,000	$875,000

Energy — 0.8%
NGL Energy Operating, LLC, 144A	7.500%	02/01/26	925,000	835,796
Phillips 66	0.900%	02/15/24	500,000	472,988
				1,308,784
Financials — 7.8%
Aircastle Ltd., 144A	5.250%	08/11/25	1,200,000	1,122,064
Apollo Commercial Real Estate Finance, Inc.	5.375%	10/15/23	3,000,000	2,910,000
Compass Group Diversified Holdings, LLC, 144A	5.250%	04/15/29	1,000,000	860,000
Corebridge Financial, Inc., 144A	3.500%	04/04/25	1,200,000	1,130,544
Goldman Sachs Group, Inc. (SOFR + 53.8) (a)	0.627%	11/17/23	1,000,000	997,426
Mitsubishi UFJ Financial Group	4.788%	07/18/25	1,100,000	1,079,016
PennyMac Mortgage Investment Trust	5.500%	11/01/24	3,500,000	3,152,188
Royal Bank of Canada	1.600%	01/21/25	1,000,000	923,311
				12,174,549
Health Care — 0.5%
Ascendis Pharma A/S	2.250%	04/01/28	750,000	733,575

Industrials — 1.8%
Alarm.com Holdings, Inc.	0.000%	01/15/26	3,500,000	2,850,400

Materials — 0.6%
Celanese US Holdings, LLC	5.900%	07/05/24	1,000,000	982,424

Real Estate — 1.1%
Iron Mountain, Inc., 144A	5.000%	07/15/28	1,000,000	894,600
Vici Properties Note, 144A	5.625%	05/01/24	750,000	740,445
				1,635,045
Technology — 4.0%
Dell International LLC / EMC Corporation	6.020%	06/15/26	750,000	748,453
Micron Technology, Inc.	2.703%	04/15/32	60,000	43,914
MongoDB, Inc.	0.250%	01/15/26	1,855,000	2,085,020
Picard Midco, Inc., 144A	6.500%	03/31/29	825,000	716,920
Progress Software Corporation	1.000%	04/15/26	2,500,000	2,572,500
				6,166,807
Utilities — 1.9%
American Electric Power	0.750%	11/01/23	2,750,000	2,623,599
NextEra Energy Capital Holdings, Inc.	0.650%	03/01/23	400,000	394,422
				3,018,021
Total Corporate Bonds
(Cost $33,929,890)				$32,782,001

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

FOREIGN GOVERNMENTS — 0.3%
	Coupon	Maturity	Par Value	Value
Mexico Government International Bond	3.771%	05/24/61	$235,000	$137,729
Peruvian Government International Bond	2.783%	01/23/31	235,000	185,430
Peruvian Government International Bond	3.300%	03/11/41	240,000	161,807
Total Foreign Governments
(Cost $702,634)				$484,966

PURCHASED OPTION CONTRACTS — 0.0%^
	Strike Price	Contracts	Notional Value	Value
Put Option Contracts — 0.0% ^**
S&P Dow Jones Index, 12/30/22 (Cost $295,654)	$3,500.00	20	$7,743,960	$83,680

MONEY MARKET FUND — 14.4%
	Shares	Value
SEI Daily Income Trust, Government Fund - Class F, 2.67% (b) (Cost $22,545,345)	22,545,345	$22,545,345

Investments at Value — 105.0%
(Cost $168,435,521)		$164,119,085

Liabilities in Excess of Other Assets — (5.0%)		(7,883,262)

Net Assets — 100.0%		$156,235,823

^	Rounds to less than 0.01%

*	All or part of this security has been pledged as collateral for derivative instruments held by the Fund.

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $33,293,204 as of October 31, 2022, representing 21.3% of net assets.

A/S - Aktieselskab

SOFR - Secured Overnight Financing Rate.

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of October 31, 2022.

**	The average monthly value of purchased options contracts sold during the year ended October 31, 2022 was $8,402,857.

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

A list of open OTC swap agreements as of October 31, 2022, is as follows:

Total Return Swap Agreements
						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
Short Positions
(4,200)	Airbnb, Inc.	$(489,300)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	$40,722
(23,150)	Akamai Technologies, Inc.	(1,910,801)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(132,306)
(8,300)	Alarm.com Holdings, Inc.	(519,165)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	31,281
(6,800)	Alnylam Pharmaceuticals, Inc.	(1,349,893)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(59,475)
(167,600)	American Airlines Group, Inc.	(2,324,859)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(49,601)
(2,700)	Ascendis Pharma A/S	(302,562)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(7,664)
(18,300)	Bentley Systems, Inc.	(603,547)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(41,530)
(2,200)	Bill.com Holdings, Inc.	(296,692)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	3,982
(6,150)	Burlington Stores, Inc.	(732,691)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(145,849)
(11,300)	Camtek Ltd.	(250,634)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(9,327)
(5,800)	Chegg, Inc.	(126,208)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	1,388
(6,600)	Coupa Software, Inc.	(348,568)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(2,536)
(22,500)	Etsy, Inc.	(2,207,700)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	96,727
(142,600)	Ford Motor Company	(1,686,958)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(218,074)
(42,200)	Halozyme Therapeutics, Inc.	(1,899,251)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(116,609)
(10,700)	Huazhu Group Ltd.	(342,400)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	52,954
(14,200)	Integra Lifesciences Holdings Corporation	(624,090)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(88,894)
(13,300)	Jamf Holding Corporation	(283,822)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(30,732)
(6,400)	Jazz Pharmaceuticals plc	(868,032)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(51,437)
(7,372)	KKR Real Estate Finance Trust, Inc.	(128,936)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	633
(17,400)	Liberty Media Corp	(1,033,560)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	29,995
(16,500)	Live Nation Entertainment, Inc.	(1,287,495)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(24,903)
(4,200)	Lumentum Holdings, Inc.	(292,950)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(19,474)
(31,100)	Lyft, Inc.	(393,726)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(61,221)
(15,100)	MGP Ingredients, Inc.	(1,527,214)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(163,356)
(5,100)	MongoDB, Inc.	(969,204)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	36,630
(11,700)	NextGen Healthcare, Inc.	(222,206)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(12,262)
(9,600)	NuVasive, Inc.	(403,680)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(19,602)
(47,600)	ON Semiconductor Corporation	(2,846,005)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(75,483)
(16,400)	Ormat Technologies, Inc.	(1,407,940)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(71,909)
(5,600)	Patrick Industries, Inc.	(251,012)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(4,736)
(12,800)	Post Holdings, Inc.	(1,134,848)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(21,499)
(24,000)	Progress Software Corporation	(1,115,280)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(108,429)
(22,500)	Royal Caribbean Cruises Ltd.	(1,059,075)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(141,015)
(46,500)	SFL Corporation Ltd.	(444,777)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(29,119)
(5,200)	Splunk, Inc.	(385,008)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(46,815)
(47,400)	Vishay Intertechnology, Inc.	(895,386)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(94,936)
(17,650)	Wolfspeed, Inc.	(1,803,477)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	415,175

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

Total Return Swap Agreements
						Net Unrealized
Number of		Notional		Termination		Appreciation /
Shares	Reference Entity	Amount	Interest Rate Receivable (a)	Date	Counterparty	(Depreciation)
(26,600)	Workiva, Inc.	$(2,015,804)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	$(53,359)
(14,800)	Ziff Davis, Inc.	(1,098,160)	2.72% OBFR 3.07% minus 35bp	5/17/2023	BNP Paribas	(46,216)
Total Short Positions						$(1,238,881)

						Net Unrealized
		Notional		Termination		Appreciation /
Par Value	Reference Entity	Amount	Interest Rate Payable (a)	Date	Counterparty	(Depreciation)
Long Positions
1,000,000	Airbnb, Inc., 0.0%, 3/15/2026	$848,354	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	$(13,033)
2,000,000	Akamai Technologies, Inc., 0.125%, 5/1/2025	2,086,159	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	57,190
2,000,000	Integra Lifesciences Holdings Corporation, 0.05%, 8/15/2025	1,765,415	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	90,242
2,000,000	Jazz Pharmaceuticals plc, 1.5%, 8/15/2024	1,909,547	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	6,632
700,000	Lumentum Holdings, Inc., 0.5% 12/15/2026	665,650	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	18,997
1,500,000	Lyft, Inc., 1.5%, 5/15/2025	1,289,105	4.17% OBFR 3.07% plus 110bp	5/17/2023	BNP Paribas	38,728
Total Long Positions						$198,756

			Unrealized appreciation on swap agreements			$921,275
			Unrealized depreciation on swap agreements			(1,961,400)
			Net unrealized depreciation on swap agreements			$(1,040,125)

(a)	Payment Frequency is monthly.

OTC - Over the Counter

OBFR - Overnight Banking Funding Rate

The average monthly notional value for Swap Agreements - appreciation for the year ended October 31, 2022 was $17,036,558.

The average monthly notional value for Swap Agreements - depreciation for the year ended October 31, 2022 was $(51,135,734).

The accompanying notes are an integral part of the financial statements.

WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2022

A list of the open futures contracts held by the Fund at October 31, 2022, is as follows:

SCHEDULE OF FUTURES CONTRACTS SOLD SHORT
				Value/
		Expiration	Notional	Unrealized
FUTURES CONTRACTS SOLD SHORT^	Contracts	Date	Value	Appreciation
Futures
10-Year U.S. Treasury Note Future	(2)	12/20/22	$(221,188)	$13,437
5-Year U.S. Treasury Note Future	(2)	12/30/22	(213,188)	9,218
U.S. Treasury Long Bond Future	(4)	12/20/22	(482,000)	61,000

Total Futures Contracts Sold Short			$(916,376)	$83,655

^	Cash has been pledged as collateral for futures contracts held by the Fund.

The average monthly notional value of futures sold short during the year ended October 31, 2022 was $1,048,314.

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
OCTOBER 31, 2022

Sector Weightings (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCKS — 99.8%
	Shares	Value
Communications — 2.4%
Publishing & Broadcasting — 0.3%
John Wiley & Sons, Inc. - Class A	1,383	$58,348

Telecommunications — 2.1%
Cogent Communications Holdings, Inc.	8,790	461,563

Consumer Discretionary — 12.7%
Automotive — 1.8%
Dorman Products, Inc. (a)	5,019	409,651

E-Commerce Discretionary — 0.2%
PetMed Express, Inc.	2,608	55,602

Home Construction — 3.1%
Interface, Inc.	5,229	59,140
KB Home	1,922	55,392
Masonite International Corporation (a)	744	53,218
MDC Holdings, Inc.	1,830	55,742
PGT Innovations, Inc. (a)	19,235	409,898
Tri Pointe Homes, Inc. (a)	3,412	57,151
		690,541
Leisure Facilities & Services — 3.0%
Cracker Barrel Old Country Store, Inc.	1,554	177,498
RCI Hospitality Holdings, Inc.	5,783	488,259
		665,757
COMMON STOCKS — continued
	Shares	Value
Consumer Discretionary — continued
Leisure Products — 4.0%
Clarus Corporation	33,550	$406,291
Funko, Inc. - Class A (a)	20,348	420,186
Sturm, Ruger & Company, Inc.	986	55,344
		881,821
Retail - Discretionary — 0.3%
Guess?, Inc.	3,439	58,394

Wholesale - Discretionary — 0.3%
ePlus, Inc. (a)	1,236	60,218

Consumer Staples — 4.1%
Beverages — 2.3%
Coca-Cola Consolidated, Inc.	1,021	497,237

Food — 1.5%
John B. Sanfilippo & Son, Inc.	2,862	238,719
Phibro Animal Health Corporation - Class A	3,768	55,352
USANA Health Sciences, Inc. (a)	901	47,312
		341,383
Retail - Consumer Staples — 0.3%
PriceSmart, Inc.	911	58,277

Energy — 5.2%
Oil & Gas Producers — 2.6%
Delek US Holdings, Inc.	1,810	53,684
Murphy Oil Corporation	1,182	57,339
SM Energy Company	1,156	51,997
Talos Energy, Inc. (a)	2,407	51,221
Tellurian, Inc. (a)	132,423	357,542
		571,783
Oil & Gas Services & Equipment — 2.4%
Patterson-UTI Energy, Inc.	30,016	529,783

Renewable Energy — 0.2%
EnerSys	883	58,534

Financials — 6.5%
Banking — 4.1%
Axos Financial, Inc. (a)	8,976	349,705
Bank of N.T. Butterfield & Son Ltd. (The) (a)	1,506	52,017
Pathward Financial, Inc.	1,389	58,380
Triumph Bancorp, Inc. (a)	7,778	400,567
Westamerica BanCorporation	974	61,099
		921,768

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Financials— continued
Specialty Finance — 2.4%
FirstCash Holdings, Inc.	5,326	$524,344

Health Care — 22.2%
Biotech & Pharma — 13.2%
Alpine Immune Sciences, Inc. (a)	64,306	380,049
Aurinia Pharmaceuticals, Inc. (a)	58,488	475,507
Catalyst Pharmaceutical Partners, Inc. (a)	34,998	485,422
Crinetics Pharmaceuticals, Inc. (a)	23,450	432,887
Eagle Pharmaceuticals, Inc. (a)	1,889	59,447
Ligand Pharmaceuticals, Inc. (a)	2,296	201,244
Morphic Holding, Inc. (a)	15,563	435,920
NGM Biopharmaceuticals, Inc. (a)	4,383	23,405
Pacira BioSciences, Inc. (a)	8,326	430,954
		2,924,835
Health Care Facilities & Services — 3.5%
Addus HomeCare Corporation (a)	507	51,927
Agiliti, Inc. (a)	25,500	445,485
Ensign Group, Inc. (The)	628	56,382
Owens & Minor, Inc.	3,437	58,429
Patterson Companies, Inc.	2,011	52,226
RadNet, Inc. (a)	2,873	54,932
U.S. Physical Therapy, Inc.	674	59,851
		779,232
Medical Equipment & Devices — 5.5%
Atrion Corporation	89	53,428
CONMED Corporation	685	54,615
Inogen, Inc. (a)	2,481	56,219
Meridian Bioscience, Inc. (a)	13,806	441,378
Merit Medical Systems, Inc. (a)	8,290	570,103
Utah Medical Products, Inc.	613	54,894
		1,230,637
Industrials — 17.3%
Commercial Support Services — 5.4%
Barrett Business Services, Inc.	645	56,257
Brady Corporation - Class A	1,242	56,822
CBIZ, Inc. (a)	10,189	505,782
CRA International, Inc.	4,623	474,967
Hackett Group, Inc. (The)	2,693	58,815
National Research Corporation	1,317	53,641
		1,206,284
Electrical Equipment — 0.8%
Advanced Energy Industries, Inc.	725	57,021
Belden, Inc.	847	58,976
OSI Systems, Inc. (a)	726	59,663
		175,660
COMMON STOCKS — continued
	Shares	Value
Industrials — continued
Engineering & Construction — 6.2%
EMCOR Group, Inc.	2,920	$412,012
IES Holdings, Inc. (a)	13,500	446,040
MYR Group, Inc. (a)	5,168	452,252
Primoris Services Corporation	3,059	61,761
		1,372,065
Machinery — 2.6%
Alamo Group, Inc.	3,084	469,015
Hillenbrand, Inc.	1,372	60,615
Tennant Company	905	52,716
		582,346
Transportation & Logistics — 2.3%
Golar LNG Ltd. (a)	16,550	460,421
Werner Enterprises, Inc.	1,318	51,666
		512,087
Materials — 5.0%
Chemicals — 4.5%
Ingevity Corporation (a)	7,424	499,413
Mativ Holdings, Inc.	2,277	54,056
Stepan Company	4,230	441,781
		995,250
Containers & Packaging — 0.2%
Greif, Inc. - Class A	878	58,132

Steel — 0.3%
Northwest Pipe Company (a)	1,732	58,871

Real Estate — 1.8%
REITs — 1.8%
PotlatchDeltic Corporation	1,208	53,744
Tanger Factory Outlet Centers, Inc.	19,096	343,919
		397,663
Technology — 21.2%
Semiconductors — 6.2%
CEVA, Inc. (a)	17,215	476,167
CTS Corporation	10,653	421,007
Diodes, Inc. (a)	5,880	421,420
Ultra Clean Holdings, Inc. (a)	2,058	64,024
		1,382,618
Software — 7.2%
ACI Worldwide, Inc. (a)	21,356	519,592
Apollo Medical Holdings, Inc. (a)	13,814	489,844
Blackbaud, Inc. (a)	1,383	75,650
Ebix, Inc.	2,809	55,590
Sapiens International Corporation N.V.	23,404	460,357
		1,601,033

The accompanying notes are an integral part of the financial statements.

WESTWOOD SMALLCAP GROWTH FUND
OCTOBER 31, 2022

COMMON STOCKS — continued
	Shares	Value
Technology — continued
Technology Hardware — 2.4%
Fabrinet (a)	4,618	$528,299

Technology Services — 5.4%
Cass Information Systems, Inc.	1,407	60,191
EVERTEC, Inc.	13,977	500,516
Insight Enterprises, Inc. (a)	597	56,423
Maximus, Inc.	934	57,600
Perficient, Inc. (a)	6,929	464,035
TTEC Holdings, Inc.	1,226	54,520
		1,193,285
Utilities — 1.4%
Gas & Water Utilities — 1.4%
New Jersey Resources Corporation	5,718	255,251
Southwest Gas Holdings, Inc.	767	56,045
		311,296

Investments at Value — 99.8%
(Cost $21,191,695)		$22,154,597

Other Assets in Excess of Liabilities — 0.2%		53,427

Net Assets — 100.0%		$22,208,024

N.V. - Naamloze Vennootschap

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$208,102,874	$543,723	$273,982,500	$910,698,546
At value (Note 2)	$251,727,097	$534,736	$290,756,558	$989,962,977
Receivable for capital shares sold	1,782	—	1,927	185,266
Receivable for investment securities sold	—	5,055	—	2,086,725
Receivable from Adviser (Note 4)	—	4,813	—	—
Dividends and interest receivable	222,436	216	151,496	259,804
Other assets	23,878	2,689	25,398	35,322
Total assets	251,975,193	547,509	290,935,379	992,530,094
LIABILITIES
Payable for capital shares redeemed	5,058	—	200,651	507,903
Payable for investment securities purchased	597,232	—	—	1,821,268
Payable to Adviser, net of waivers	86,371	—	128,568	501,016
Payable to Administrator	7,445	3,301	7,712	25,236
Accrued administrative servicing fees — Institutional Shares	—	—	85,631	107,271
Payable for distribution fees — A Class Shares	864	—	—	708
Payable for distribution fees — C Class Shares	13	—	—	4,003
Other accrued expenses	17,250	14,450	18,070	26,010
Total liabilities	714,233	17,751	440,632	2,993,415
NETASSETS	$251,260,960	$529,758	$290,494,747	$989,536,679
NET ASSETS CONSIST OF:
Paid-in capital	$207,471,817	$549,955	$271,106,209	$889,067,075
Distributable earnings (accumulated deficit)	43,789,143	(20,197)	19,388,538	100,469,604
NETASSETS	$251,260,960	$529,758	$290,494,747	$989,536,679
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$249,760,475	$529,758	$201,585,982	$476,094,162
Institutional Shares of beneficial interest outstanding	19,948,554	54,943	15,633,609	25,213,137
Net asset value, offering price and redemption price per share (Note 1)	$12.52	$9.64	$12.89	$18.88
A CLASS SHARES
Net assets applicable to A Class Shares	$1,402,198	N/A	N/A	$1,555,750
A Class Shares of beneficial interest outstanding	111,493	N/A	N/A	82,566
Net asset value and redemption price per share (Note1)	$12.58	N/A	N/A	$18.84
Maximum sales charge	3.00%	N/A	N/A	4.00%
Maximum offering price per share	$12.97	N/A	N/A	$19.63
C CLASS SHARES
Net assets applicable to C Class Shares	$98,287	N/A	N/A	$707,801
C Class Shares of beneficial interest outstanding	8,006	N/A	N/A	38,013
Net asset value, offering price and redemption price
per share (Note 1)	$12.28	N/A	N/A	$18.62
ULTRA CLASS SHARES
Net assets applicable to Ultra Class Shares	N/A	N/A	$88,908,765	$511,178,966
Ultra Class Shares of beneficial interest outstanding	N/A	N/A	6,893,060	27,032,367
Net asset value, offering price and redemption price per share (Note 1)	N/A	N/A	$12.90	$18.91

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$21,674,499	$122,782,818	$678,127,278
At value (Note 2)	$22,097,877	$123,152,782	$645,529,255
Receivable for capital shares sold	—	20,897	16,159
Receivable for investment securities sold	186,946	603,702	—
Receivable from Adviser (Note 4)	1,757	—	—
Dividends and interest receivable	12,960	667,851	3,853,854
Reclaim receivable	—	4,221	54,473
Other assets	19,153	15,533	48,238
Total assets	22,318,693	124,464,986	649,501,979
LIABILITIES
Payable for capital shares redeemed	—	7,966	1,165,803
Payable to Adviser, net of waivers	—	387,464	428,821
Payable to Administrator	1,339	3,926	18,003
Accrued administrative servicing fees — Institutional Shares	30	—	—
Payable for distribution fees — A Class Shares	—	8	18,068
Payable for distribution fees — C Class Shares	—	66	33,525
Other accrued expenses	14,736	20,230	26,361
Total liabilities	16,105	419,660	1,690,581
NETASSETS	$22,302,588	$124,045,326	$647,811,398
NET ASSETS CONSIST OF:
Paid-in capital	$22,195,020	$123,851,420	$680,079,948
Distributable earnings (accumulated deficit)	107,568	193,906	(32,268,550)
NETASSETS	$22,302,588	$124,045,326	$647,811,398
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$552,975	$123,965,443	$579,771,997
Institutional Shares of beneficial interest outstanding	55,125	20,371,829	54,754,262
Net asset value, offering price and redemption price per share (Note 1)	$10.03	$6.09	$10.59
A CLASS SHARES
Net assets applicable to A Class Shares	N/A	$24,435	$55,296,183
A Class Shares of beneficial interest outstanding	N/A	4,023	5,228,975
Net asset value and redemption price per share (Note 1)	N/A	$6.07	$10.57
Maximum sales charge	N/A	3.00%	3.00%
Maximum offering price per share	N/A	$6.26	$10.90
C CLASS SHARES
Net assets applicable to C Class Shares	N/A	$55,448	$12,743,218
C Class Shares of beneficial interest outstanding	N/A	9,146	1,210,728
Net asset value, offering price and redemption price per share (Note 1)	N/A	$6.06	$10.53
ULTRA SHARES
Net assets applicable to Ultra Shares	$21,749,613	N/A	N/A
Ultra Shares of beneficial interest outstanding	2,168,777	N/A	N/A
Net asset value, offering price and redemption price per share (Note 1)	$10.03	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood	Westwood	Westwood
	High Income	Alternative	SmallCap
	Fund	Income Fund	Growth Fund
ASSETS
Investments in securities:
At cost	$110,823,552	$168,435,521	$21,191,695
At value (Note 2)	$98,716,091	$164,119,085	$22,154,597
Cash	$—	$3,001,875	$—
Unrealized appreciation on swap agreements	—	921,275	—
Receivable for capital shares sold	21,205	7,818	—
Receivable for investment securities sold	—	1,304,936	65,975
Dividends and interest receivable	1,090,409	879,457	8,523
Reclaim receivable	5,496	—	—
Cash collateral for option contracts	—	256,764	—
Cash collateral for futures contracts	—	698,633	—
Variation Margin receivable on futures contracts	—	4,374	—
Other assets	27,160	20,736	13,816
Total assets	99,860,361	171,214,953	22,242,911
LIABILITIES
Cash overdraft	—	—	11,082
Unrealized depreciation on swap agreements	—	1,961,400	—
Payable for capital shares redeemed	26,643	116,603	—
Payable for investment securities purchased	—	12,719,556	—
Payable to Adviser, net of waivers	647,283	5,650	3,865
Payable to Administrator	3,383	4,586	1,340
Payable due to Prime Broker	—	134,277	—
Accrued administrative servicing fees — Institutional Shares	4,381	12,776	590
Payable for distribution fees — A Class Shares	948	9	—
Payable for distribution fees — C Class Shares	662	20	—
Other accrued expenses	19,970	24,253	18,010
Total liabilities	703,270	14,979,130	34,887
NETASSETS	$99,157,091	$156,235,823	$22,208,024
NET ASSETS CONSIST OF:
Paid-in capital	$122,409,830	$155,883,259	$24,256,776
Distributable earnings (accumulated deficit)	(23,252,739)	352,564	(2,048,752)
NETASSETS	$99,157,091	$156,235,823	$22,208,024
NET ASSET VALUE PER SHARE:
INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares	$96,635,638	$67,312,327	$22,208,024
Institutional Shares of beneficial interest outstanding	10,801,739	6,475,553	2,734,852
Net asset value, offering price and redemption price per share (Note 1)	$8.95	$10.39	$8.12
A CLASS SHARES
Net assets applicable to A Class Shares	$2,320,556	$32,687	N/A
A Class Shares of beneficial interest outstanding	257,961	3,147	N/A
Net asset value and redemption price per share (Note1)	$9.00	$10.39	N/A
Maximum sales charge	3.00%	3.00%	N/A
Maximum offering price per share	$9.28	$10.71	N/A
C CLASS SHARES
Net assets applicable to C Class Shares	$200,897	$156,318	N/A
C Class Shares of beneficial interest outstanding	22,288	15,024	N/A
Net asset value, offering price and redemption price per share (Note 1)	$9.01	$10.40	N/A
ULTRA SHARES
Net assets applicable to Ultra Shares	N/A	$88,734,491	N/A
Ultra Shares of beneficial interest outstanding	N/A	8,532,370	N/A
Net asset value, offering price and redemption price per share (Note 1)	N/A	$10.40	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
YEAR/PERIOD ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

			Westwood	Westwood
	Westwood	Westwood	Quality	Quality
	Quality Value	Quality MidCap	SMidCap	SmallCap
	Fund	Fund(a)	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $3,710, $5, $0, and $0, respectively)	$5,248,885	$8,513	$4,605,132	$19,308,798
Total investment income	5,248,885	8,513	4,605,132	19,308,798

EXPENSES
Investment management fees (Note 4)	1,550,960	2,743	2,327,583	8,810,939
Administrative service plan fees-Institutional Shares (Note 4)	—	12	400,840	689,538
Administration fees (Note 4)	59,317	27,500	73,772	244,129
Registration and filing fees	59,155	10,381	82,722	100,462
Legal fees	17,135	14,196	19,349	65,106
Trustees’ fees and expenses (Note 4)	17,060	291	19,909	65,990
Audit and tax service fees	15,730	14,402	15,871	16,383
Transfer agent fees (Note 4)	16,300	9,153	8,353	20,307
Custody fees	13,141	2,587	10,064	25,009
Compliance fees (Note 4)	5,106	9	6,102	20,399
Insurance expense	1,770	1,050	1,867	3,716
Distribution fees-A Class (Note 4)	2,753	—	—	3,722
Distribution fees-C Class (Note 4)	562	—	—	7,600
Other expenses	28,013	12,579	21,780	70,167
Total expenses	1,787,002	94,903	2,988,212	10,143,467
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(97,530)	(92,127)	(476,566)	(1,251,166)
Net expenses	1,689,472	2,776	2,511,646	8,892,301

NET INVESTMENT INCOME	3,559,413	5,737	2,093,486	10,416,497

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	(1,266,952)	(16,968)	2,766,641	34,401,123
Net change in unrealized appreciation (depreciation) on investments	(14,684,865)	(8,987)	(37,760,503)	(162,632,712)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(15,951,817)	(25,955)	(34,993,862)	(128,231,589)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,392,404)	$(20,218)	$(32,900,376)	$(117,815,092)

Amounts designated as “—” are either $0 or have been rounded to $0.

(a)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
YEAR ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

			Westwood
	Westwood	Westwood	Income
	Quality AllCap	Total Return	Opportunity
	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $256, $16,804 and $96,515, respectively)	$437,422	$2,051,170	$11,825,941
Interest income (net of foreign withholding tax of $0, $1,191 and $18,283, respectively)	—	2,113,667	13,884,292
Total investment income	437,422	4,164,837	25,710,233

EXPENSES
Investment management fees (Note 4)	98,606	757,112	5,793,763
Administration fees (Note 4)	28,548	32,018	184,400
Registration and filing fees	19,555	55,383	76,342
Distribution fees-A Class (Note 4)	—	31	149,476
Distribution fees-C Class (Note 4)	—	901	132,285
Legal fees	4,790	8,257	47,401
Trustees’ fees and expenses (Note 4)	1,953	8,300	48,449
Transfer agent fees (Note 4)	12,880	8,841	30,756
Audit and tax service fees	14,411	16,295	17,069
Custody fees	3,291	8,461	21,869
Compliance fees (Note 4)	432	2,534	15,163
Insurance expense	1,107	1,376	3,041
Other expenses	18,963	31,576	48,045
Total expenses	204,536	931,085	6,568,059
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(105,671)	(105,981)	—
Net expenses	98,865	825,104	6,568,059

NET INVESTMENT INCOME	338,557	3,339,733	19,142,174

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(595,695)	(14,057)	(1,585,696)
Net realized losses from foreign currency transactions	—	—	(1,691)
Net change in unrealized appreciation (depreciation) on investments	(751,670)	(21,595,272)	(142,557,732)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,347,365)	(21,609,329)	(144,145,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,008,808)	$(18,269,596)	$(125,002,945)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS
YEAR ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Westwood	Westwood	Westwood
	High Income	Alternative	SmallCap
	Fund	Income Fund	Growth Fund
INVESTMENT INCOME
Dividend income (net of foreign withholding tax of $11,476, $0, and $1,040, respectively)	$834,133	$106,763	$125,669
Interest income (net of foreign withholding tax of $10,445, $2,819, and $0,respectively)	4,330,482	3,303,247	—
Total investment income	5,164,615	3,410,010	125,669

EXPENSES
Investment management fees (Note 4)	707,811	334,612	73,534
Registration and filing fees	58,475	72,939	17,925
Administration fees (Note 4)	24,099	40,099	28,548
Administrative service plan fees-Institutional Shares (Note 4)	318	56,439	906
Audit and tax service fees	14,394	19,558	14,410
Custody fees	8,021	8,931	15,929
Transfer agent fees (Note 4)	9,081	7,869	10,282
Legal fees	6,696	10,893	3,460
Trustees’ fees and expenses (Note 4)	6,838	10,077	1,479
Distribution fees-A Class (Note 4)	5,606	91	—
Distribution fees-C Class (Note 4)	2,013	486	—
Compliance fees (Note 4)	1,998	3,132	275
Insurance expense	1,326	1,481	1,115
Other expenses	41,345	38,618	17,755
Total expenses	888,021	605,225	185,618
Investment management fees reduced and expense reimbursements by the Adviser (Note 4)	(69,686)	(216,283)	(111,666)
Contractual management fees waived by Adviser (Note 4)	—	(10,233)	—
Net expenses	818,335	378,709	73,952

NET INVESTMENT INCOME	4,346,280	3,031,301	51,717

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(1,205,045)	(16,834,246)	(3,058,584)
Net realized gains from securities sold short	—	202,498	—
Net realized gains (losses) from foreign currency transactions	(90)	8	—
Net realized gains from futures transactions (Note 5)	—	162,409	—
Net realized gains from purchased option contracts (Note 5)	—	201,743	—
Net realized gains from swap transactions	—	22,944,972	—
Net change in unrealized appreciation (depreciation) on investments	(16,901,273)	(14,894,426)	946,654
Net change in unrealized appreciation (depreciation) on futures	—	60,746	—
Net change in unrealized appreciation (depreciation) on purchased option contracts	—	(99,948)	—
Net change in unrealized appreciation (depreciation) on swaps	—	803,414	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(18,106,408)	(7,452,830)	(2,111,930)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,760,128)	$(4,421,529)	$(2,060,213)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			Westwood
	Westwood Quality		Quality	Westwood Quality
	Value Fund		MidCap Fund	SMidCap Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021 (a)	2022 (b)	2022	2021 (c)
FROM OPERATIONS
Net investment income	$3,559,413	$1,710,107	$5,737	$2,093,486	$2,806,105
Net realized gains (losses) from investments and foreign currency transactions	(1,266,952)	40,037,123	(16,968)	2,766,641	46,153,438
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(14,684,865)	19,579,369	(8,987)	(37,760,503)	33,763,426
Net increase (decrease) in net assets resulting from operations	(12,392,404)	61,326,599	(20,218)	(32,900,376)	82,722,969
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(39,487,955)	(11,086,837)	—	(33,934,719)	(5,290,326)
A Class Shares	(130,582)	(131,278)	—	—	—
C Class Shares	(145)	(10)	—	—	—
Ultra Shares	—	—	—	(14,978,126)	(219,880)
Total distributions	(39,618,682)	(11,218,125)	—	(48,912,845)	(5,510,206)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	110,036,446	26,813,884	549,976	38,683,258	55,681,359
Reinvestment of dividends	27,161,720	9,127,074	—	33,838,985	5,269,890
Redeemed	(42,331,526)	(51,279,758)	—	(51,331,767)	(50,919,571)
Net increase (decrease) from Institutional Shares capital share transactions	94,866,640	(15,338,800)	549,976	21,190,476	10,031,678
A Class Class
Issued	610,758	192,311	N/A	N/A	N/A
Reinvestment of dividends	130,582	131,278	N/A	N/A	N/A
Redeemed	(26,195)	(1,996,945)	N/A	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	715,145	(1,673,356)	N/A	N/A	N/A
C Class Class
Issued	101,679	2	N/A	N/A	N/A
Reinvestment of dividends	145	10	N/A	N/A	N/A
Redeemed	—	—	N/A	N/A	N/A
Net increase from C Class Shares capital share transactions	101,824	12	N/A	N/A	N/A
Ultra Class
Issued	N/A	N/A	N/A	10,477,959	102,073,362
Reinvestment of dividends	N/A	N/A	N/A	14,978,126	219,880
Redeemed	N/A	N/A	N/A	(12,750,424)	(17,547,586)
Net increase from Ultra Shares capital share transactions	N/A	N/A	N/A	12,705,661	84,745,656
Net increase (decrease) in net assets from capital share transactions	95,683,609	(17,012,144)	549,976	33,896,137	94,777,334
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,672,523	33,096,330	529,758	(47,917,084)	171,990,097
NET ASSETS
Beginning of period	207,588,437	174,492,107	—	338,411,831	166,421,734
End of period	$251,260,960	$207,588,437	$529,758	$290,494,747	$338,411,831

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(b)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(c)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

			Westwood
	Westwood Quality		Quality	Westwood Quality
	Value Fund		MidCap Fund	SMidCap Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021 (a)	2022 (b)	2022	2021 (c)
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	7,869,019	1,895,497	54,943	2,912,499	3,569,810
Issued in reinvestment of dividends to shareholders	2,049,946	713,906	—	2,351,737	386,774
Redeemed	(3,339,361)	(3,843,269)	—	(3,919,333)	(3,402,481)
Net increase (decrease) in shares outstanding	6,579,604	(1,233,866)	54,943	1,344,903	554,103
Shares outstanding at beginning of period	13,368,950	14,602,816	—	14,288,706	13,734,603
Shares outstanding at end of period	19,948,554	13,368,950	54,943	15,633,609	14,288,706

A Class Shares
Sold	48,433	13,323	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	9,819	10,233	N/A	N/A	N/A
Redeemed	(2,033)	(149,365)	N/A	N/A	N/A
Net increase (decrease) in shares outstanding	56,219	(125,809)	N/A	N/A	N/A
Shares outstanding at beginning of period	55,274	181,083	N/A	N/A	N/A
Shares outstanding at end of period	111,493	55,274	N/A	N/A	N/A

C Class Shares
Sold	7,981	—	N/A	N/A	N/A
Issued in reinvestment of dividends to shareholders	11	1	N/A	N/A	N/A
Redeemed	—	—	N/A	N/A	N/A
Net increase in shares outstanding	7,992	1	N/A	N/A	N/A
Shares outstanding at beginning of period	14	13	N/A	N/A	N/A
Shares outstanding at end of period	8,006	14	N/A	N/A	N/A

Ultra Shares
Sold	N/A	N/A	N/A	733,794	7,021,662
Issued in reinvestment of dividends to shareholders	N/A	N/A	N/A	1,040,385	16,046
Redeemed	N/A	N/A	N/A	(952,530)	(1,139,429)
Net increase in shares outstanding	N/A	N/A	N/A	821,649	5,898,279
Shares outstanding at beginning of period	N/A	N/A	N/A	6,071,411	173,132
Shares outstanding at end of period	N/A	N/A	N/A	6,893,060	6,071,411

Amounts designated as “—” are $0 or rounded to $0.

N/A – Not Applicable

(a)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(b)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(c)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021 (a)	2022	2021 (b)	2022	2021
FROM OPERATIONS
Net investment income	$10,416,497	$8,332,783	$338,557	$7,715	$3,339,733	$2,177,197
Net realized gains (losses) from investments and foreign currency transactions	34,401,123	64,160,489	(595,695)	49,040	(14,057)	9,654,540
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(162,632,712)	225,235,252	(751,670)	1,175,048	(21,595,272)	11,820,853
Net increase (decrease) in net assets resulting from operations	(117,815,092)	297,728,524	(1,008,808)	1,231,803	(18,269,596)	23,652,590
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(26,825,452)	(2,987,544)	(2,388)	—	(12,027,441)	(4,734,312)
A Class Shares	(69,757)	(7,294)	N/A	N/A	(585)	(64)
C Class Shares	(34,797)	(227)	N/A	N/A	(6,552)	(152)
Ultra Shares	(24,288,100)	(1,597,937)	(113,039)	—	N/A	N/A
Total distributions	(51,218,106)	(4,593,002)	(115,427)	—	(12,034,578)	(4,734,528)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	120,733,963	250,276,944	49,977	500,000	30,276,927	53,807,851
Reinvestment of dividends	25,833,286	2,615,934	2,387	—	11,995,434	4,727,376
Redeemed	(173,067,644)	(216,685,078)	—	—	(31,738,749)	(19,781,500)
Net (decrease) increase from Institutional Shares capital share transactions	(26,500,395)	36,207,800	52,364	500,000	10,533,612	38,753,727
A Class Class
Issued	1,106,597	683,436	N/A	N/A	22,317	3,470
Reinvestment of dividends	69,757	6,782	N/A	N/A	585	63
Redeemed	(876,212)	(589,763)	N/A	N/A	(248)	—
Net increase from A Class Shares capital share transactions	300,142	100,455	N/A	N/A	22,654	3,533
C Class Class
Issued	29,276	591,709	N/A	N/A	88,608	71,650
Reinvestment of dividends	31,748	227	N/A	N/A	6,552	152
Redeemed	(71,932)	(46,058)	N/A	N/A	(89,401)	—
Net (decrease) increase from C Class Shares capital share transactions	(10,908)	545,878	N/A	N/A	5,759	71,802
Ultra Class
Issued	197,226,122	304,226,286	2,498,217	20,512,529	N/A	N/A
Reinvestment of dividends	22,576,808	1,266,260	113,039	—	N/A	N/A
Redeemed	(130,219,961)	(51,155,545)	(1,481,129)	—	N/A	N/A
Net increase from Ultra Shares capital share transactions	89,582,969	254,337,001	1,130,127	20,512,529	N/A	N/A
Net increase in net assets from capital share transactions	63,371,808	291,191,134	1,182,491	21,012,529	10,562,025	38,829,062
TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,661,390)	584,326,656	58,256	22,244,332	(19,742,149)	57,747,124
NET ASSETS
Beginning of period	1,095,198,069	510,871,413	22,244,332	—	143,787,475	86,040,351
End of period	$989,536,679	$1,095,198,069	$22,302,588	$22,244,332	$124,045,326	$143,787,475

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(b)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality		Westwood Quality		Westwood Total
	SmallCap Fund		AllCap Fund		Return Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021 (a)	2022	2021 (b)	2022	2021
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	6,176,952	12,662,660	4,900	50,000	4,554,074	7,458,941
Issued in reinvestment of dividends to shareholders	1,201,430	148,802	225	—	1,716,992	678,084
Redeemed	(8,838,361)	(10,893,500)	—	—	(4,675,931)	(2,741,173)
Net increase (decrease) in shares outstanding	(1,459,979)	1,917,962	5,125	50,000	1,595,135	5,395,852
Shares outstanding at beginning of period	26,673,116	24,755,154	50,000	—	18,776,694	13,380,842
Shares outstanding at end of period	25,213,137	26,673,116	55,125	50,000	20,371,829	18,776,694

A Class Shares
Sold	57,169	33,869	N/A	N/A	3,439	502
Issued in reinvestment of dividends to shareholders	3,251	386	N/A	N/A	90	9
Redeemed	(44,861)	(28,226)	N/A	N/A	(42)	—
Net increase in shares outstanding	15,559	6,029	N/A	N/A	3,487	511
Shares outstanding at beginning of period	67,007	60,978	N/A	N/A	536	25
Shares outstanding at end of period	82,566	67,007	N/A	N/A	4,023	536

C Class Shares
Sold	1,425	28,559	N/A	N/A	12,524	9,567
Issued in reinvestment of dividends to shareholders	1,494	13	N/A	N/A	930	20
Redeemed	(3,931)	(2,543)	N/A	N/A	(13,921)	—
Net increase (decrease) in shares outstanding	(1,012)	26,029	N/A	N/A	(467)	9,587
Shares outstanding at beginning of period	39,025	12,996	N/A	N/A	9,613	26
Shares outstanding at end of period	38,013	39,025	N/A	N/A	9,146	9,613

Ultra Shares
Sold	10,042,232	14,938,603	249,069	2,050,369	N/A	N/A
Issued in reinvestment of dividends to shareholders	1,048,676	72,028	10,648	—	N/A	N/A
Redeemed	(7,065,843)	(2,499,316)	(141,309)	—	N/A	N/A
Net increase in shares outstanding	4,025,065	12,511,315	118,408	2,050,369	N/A	N/A
Shares outstanding at beginning of period	23,007,302	10,495,987	2,050,369	—	N/A	N/A
Shares outstanding at end of period	27,032,367	23,007,302	2,168,777	2,050,369	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(b)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021
FROM OPERATIONS
Net investment income	$19,142,174	$13,806,434	$4,346,280	$2,902,647
Net realized gains (losses) from investments and foreign currency transactions	(1,587,387)	80,730,191 *	(1,205,135)	6,339,468
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(142,557,732)	30,555,527	(16,901,273)	2,391,176
Net increase (decrease) in net assets resulting from operations	(125,002,945)	125,092,152	(13,760,128)	11,633,291
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(82,688,706)	(56,562,024)	(4,328,768)	(2,977,937)
A Class Shares	(6,456,020)	(3,856,704)	(90,847)	(28,552)
C Class Shares	(1,304,828)	(402,304)	(6,969)	(586)
Total distributions	(90,449,554)	(60,821,032)	(4,426,584)	(3,007,075)
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	141,954,917	223,537,176	43,338,245	30,838,485
Reinvestment of dividends	77,994,988	51,959,190	4,293,860	2,926,171
Redeemed	(259,349,308)	(183,004,295)	(27,604,544)	(20,903,961)
Net increase (decrease) from Institutional Shares capital share transactions	(39,399,403)	92,492,071	20,027,561	12,860,695
A Class Class
Issued	16,556,183	23,359,106	2,072,385	1,497,333
Reinvestment of dividends	5,584,694	3,507,622	61,929	28,552
Redeemed	(13,064,332)	(16,529,826)	(1,040,595)	(264,074)
Net increase from A Class Shares capital share transactions	9,076,545	10,336,902	1,093,719	1,261,811
C Class Class
Issued	4,131,539	8,354,432	135,011	104,995
Reinvestment of dividends	1,304,828	396,871	6,969	586
Redeemed	(2,419,865)	(396,921)	(6,963)	(581)
Net increase from C Class Shares capital share transactions	3,016,502	8,354,382	135,017	105,000
Net increase (decrease) in net assets from capital share transactions	(27,306,356)	111,183,355	21,256,297	14,227,506
TOTAL INCREASE (DECREASE) IN NET ASSETS	(242,758,855)	175,454,475	3,069,585	22,853,722
NET ASSETS
Beginning of year	890,570,253	715,115,778	96,087,506	73,233,784
End of year	$647,811,398	$890,570,253	$99,157,091	$96,087,506

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

*	Includes realized gains as a result of an in-kind redemption (see Note 7 in the Notes to the financial statements)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income		Westwood High
	Opportunity Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	11,856,221	16,472,352	4,320,818	2,909,531
Issued in reinvestment of dividends to shareholders	6,245,895	3,918,464	441,285	277,550
Redeemed	(21,871,789)	(13,468,901)	(2,805,479)	(1,977,856)
Net increase (decrease) in shares outstanding	(3,769,673)	6,921,915	1,956,624	1,209,225
Shares outstanding at beginning of year	58,523,935	51,602,020	8,845,115	7,635,890
Shares outstanding at end of year	54,754,262	58,523,935	10,801,739	8,845,115

A Class Shares
Sold	1,384,742	1,717,828	205,334	139,984
Issued in reinvestment of dividends to shareholders	449,151	265,073	6,312	2,674
Redeemed	(1,108,390)	(1,225,243)	(105,050)	(24,561)
Net increase in shares outstanding	725,503	757,658	106,596	118,097
Shares outstanding at beginning of year	4,503,472	3,745,814	151,365	33,268
Shares outstanding at end of year	5,228,975	4,503,472	257,961	151,365

C Class Shares
Sold	353,871	613,440	12,566	9,704
Issued in reinvestment of dividends to shareholders	104,760	30,069	712	54
Redeemed	(210,241)	(29,240)	(711)	(54)
Net increase in shares outstanding	248,390	614,269	12,567	9,704
Shares outstanding at beginning of year	962,338	348,069	9,721	17
Shares outstanding at end of year	1,210,728	962,338	22,288	9,721

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021 (a)
FROM OPERATIONS
Net investment income	$3,031,301	$2,148,908	$51,717	$16
Net realized gains (losses) on investments, futures, purchased options, swap agreements and foreign currency transactions	6,677,384	4,511,310	(3,058,584)	9,912
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap agreements and foreign currency translations	(14,130,214)	821,294	946,654	16,248
Net increase (decrease) in net assets resulting from operations	(4,421,529)	7,481,512	(2,060,213)	26,176
FROM DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(1,650,351)	(432,393)	(14,715)	—
A Class Shares	(1,010)	(847)	—	—
C Class Shares	(989)	(95)	—	—
Ultra Shares	(3,424,654)	(1,029,336)	—	—
Total distributions	(5,077,004)	(1,462,671)	(14,715)	—
CAPITAL SHARE TRANSACTIONS
Institutional Class
Issued	50,924,775	51,704,897	24,972,480	1,000,000
Reinvestment of dividends	1,650,350	430,754	14,715	—
Redeemed	(35,727,633)	(22,321,581)	(1,730,419)	—
Net increase from Institutional Shares capital share transactions	16,847,492	29,814,070	23,256,776	1,000,000
A Class Class
Issued	11	100,652	N/A	N/A
Reinvestment of dividends	1,010	847	N/A	N/A
Redeemed	(34,079)	(64,339)	N/A	N/A
Net increase (decrease) from A Class Shares capital share transactions	(33,058)	37,160	N/A	N/A
C Class Class
Issued	170,723	40,700	N/A	N/A
Reinvestment of dividends	989	95	N/A	N/A
Redeemed	(54,008)	(155,945)	N/A	N/A
Net increase (decrease) from C Class Shares capital share transactions	117,704	(115,150)	N/A	N/A
Ultra Class
Issued	18,133,075	56,461,535	N/A	N/A
Reinvestment of dividends	3,424,654	1,029,291	N/A	N/A
Redeemed	(54,926,341)	(20,410,295)	N/A	N/A
Net increase (decrease) from Ultra Shares capital share transactions	(33,368,612)	37,080,531	N/A	N/A
Net increase (decrease) in net assets from capital share transactions	(16,436,474)	66,816,611	23,256,776	1,000,000
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,935,007)	72,835,452	21,181,848	1,026,176
NET ASSETS
Beginning of period	182,170,830	109,335,378	1,026,176	—
End of period	$156,235,823	$182,170,830	$22,208,024	$1,026,176

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable.

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Alternative		Westwood SmallCap
	Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2022	2021	2022	2021 (a)
CAPITAL SHARES ACTIVITY
Institutional Shares
Sold	4,827,678	4,720,940	2,841,249	100,000
Issued in reinvestment of dividends to shareholders	154,968	39,419	1,444	—
Redeemed	(3,385,097)	(2,058,234)	(207,841)	—
Net increase in shares outstanding	1,597,549	2,702,125	2,634,852	100,000
Shares outstanding at beginning of period	4,878,004	2,175,879	100,000	—
Shares outstanding at end of period	6,475,553	4,878,004	2,734,852	100,000

A Class Shares
Sold	1	9,303	N/A	N/A
Issued in reinvestment of dividends to shareholders	95	78	N/A	N/A
Redeemed	(3,113)	(5,880)	N/A	N/A
Net increase (decrease) in shares outstanding	(3,017)	3,501	N/A	N/A
Shares outstanding at beginning of period	6,164	2,663	N/A	N/A
Shares outstanding at end of period	3,147	6,164	N/A	N/A

C Class Shares
Sold	16,377	3,726	N/A	N/A
Issued in reinvestment of dividends to shareholders	93	9	N/A	N/A
Redeemed	(5,098)	(14,335)	N/A	N/A
Net increase (decrease) in shares outstanding	11,372	(10,600)	N/A	N/A
Shares outstanding at beginning of period	3,652	14,252	N/A	N/A
Shares outstanding at end of period	15,024	3,652	N/A	N/A

Ultra Shares
Sold	1,694,949	5,166,470	N/A	N/A
Issued in reinvestment of dividends to shareholders	320,452	94,173	N/A	N/A
Redeemed	(5,128,481)	(1,866,231)	N/A	N/A
Net increase (decrease) in shares outstanding	(3,113,080)	3,394,412	N/A	N/A
Shares outstanding at beginning of period	11,645,450	8,251,038	N/A	N/A
Shares outstanding at end of period	8,532,370	11,645,450	N/A	N/A

Amounts designated as “—” are $0 or rounded to $0.

N/A — Not Applicable

(a)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.

[This Page Intentionally Left Blank]

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Quality Value Fund (1)
Institutional Shares
Year Ended October 31, 2022	$15.46	0.18	(0.74)	(0.56)	(0.10)	(2.28)
Year Ended October 31, 2021	$11.80	0.13	4.28	4.41	(0.17)	(0.58)
Year Ended October 31, 2020	$13.16	0.20	(0.95)	(0.75)	(0.21)	(0.40)
Year Ended October 31, 2019	$13.07	0.22	1.21	1.43	(0.19)	(1.15)
Year Ended October 31, 2018	$13.10	0.20	0.62	0.82	(0.15)	(0.70)
A Class Shares
Year Ended October 31, 2022	$15.53	0.15	(0.75)	(0.60)	(0.07)	(2.28)
Year Ended October 31, 2021	$11.84	0.08	4.31	4.39	(0.12)	(0.58)
Year Ended October 31, 2020	$13.20	0.18	(0.96)	(0.78)	(0.18)	(0.40)
Year Ended October 31, 2019	$13.12	0.19	1.21	1.40	(0.17)	(1.15)
Year Ended October 31, 2018	$13.15	0.17	0.62	0.79	(0.12)	(0.70)
C Class Shares
Year Ended October 31, 2022	$15.33	0.06	(0.74)	(0.68)	(0.09)	(2.28)
Year Ended October 31, 2021	$11.80	0.01	4.27	4.28	(0.17)	(0.58)
Period Ended October 31, 2020 (g)	$10.17	0.16	1.47	1.63	—	—
Westwood Quality MidCap Fund
Institutional Shares
Period Ended October 31, 2022 (i)	$10.00	0.11	(0.47)	(0.36)	—	—
Westwood Quality SMidCap Fund (2)
Institutional Shares
Year Ended October 31, 2022	$16.62	0.08	(1.45)	(1.37)	(0.11)	(2.25)
Year Ended October 31, 2021	$11.97	0.15	4.89	5.04	(0.13)	(0.26)
Year Ended October 31, 2020	$14.21	0.11	(0.75)	(0.64)	(0.11)	(1.49)
Year Ended October 31, 2019	$15.50	0.10	0.84	0.94	(0.11)	(2.12)
Year Ended October 31, 2018	$17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)
Ultra Shares
Year Ended October 31, 2022	$16.62	0.11	(1.44)	(1.33)	(0.14)	(2.25)
Year Ended October 31, 2021	$11.96	0.16	4.91	5.07	(0.15)	(0.26)
Period Ended October 31, 2020 (k)	$11.44	—	0.52	0.52	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(i)	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

(j)	Includes federal excise taxes of 0.01% of average net assets with respect to the period ending October 31, 2022.

(k)	Represents the period from the commencement of operations (July 31, 2020) through October 31, 2020.

(1)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(2.38)	$12.52	(4.37)%		$249,760	0.65%		0.69%		1.38%		77%
(0.75)	$15.46	38.80%		$206,730	0.65%		0.76%		0.91%		72%
(0.61)	$11.80	(6.11)%		$172,349	0.65%		0.77%		1.66%		52%
(1.34)	$13.16	13.23%		$224,664	0.65%		0.73%		1.80%		36%
(0.85)	$13.07	6.30%		$213,175	0.65%		0.72%		1.50%		49%

(2.35)	$12.58	(4.64)%		$1,402	0.90%		0.94%		1.15%		77%
(0.70)	$15.53	38.46%		$858	0.90%		1.01%		0.58%		72%
(0.58)	$11.84	(6.32)%		$2,143	0.90%		1.00%		1.43%		52%
(1.32)	$13.20	12.92%		$13,174	0.90%		0.98%		1.54%		36%
(0.82)	$13.12	6.02%		$13,183	0.90%		0.97%		1.25%		49%

(2.37)	$12.28	(5.36)%		$98	1.65%		1.68%		0.46%		77%
(0.75)	$15.33	37.62%		$—	1.48%		1.48%		0.08%		72%
—	$11.80	16.03	%(e)	$—	0.00	%(f)(h)	0.00	%(f)(h)	2.29	%(f)	52	%(e)

—	$9.64	(3.60	)%(e)	$530	0.58	%(f)(j)	20.06	%(f)	1.21	%(f)	96	%(e)

(2.36)	$12.89	(9.64)%		$201,586	0.87%		1.02%		0.62%		104%
(0.39)	$16.62	42.85%		$237,479	0.88%		1.10%		0.99%		106%
(1.60)	$11.97	(5.39)%		$164,350	0.88%		1.05%		0.90%		69%
(2.23)	$14.21	9.46%		$187,341	0.88%		1.02%		0.75%		56%
(1.91)	$15.50	(0.33)%		$315,140	0.88%		1.03%		0.50%		58%

(2.39)	$12.90	(9.41)%		$88,909	0.68%		0.83%		0.80%		104%
(0.41)	$16.62	43.19%		$100,933	0.68%		0.90%		1.00%		106%
—	$11.96	4.55	%(e)	$2,072	0.70	%(f)	1.02	%(f)	0.08	%(f)	69	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (loss) (a)	investments	operations	income	capital gains
Westwood Quality SmallCap Fund (1)
Institutional Shares
Year Ended October 31, 2022	$21.99	0.18	(2.28)	(2.10)	(0.20)	(0.81)
Year Ended October 31, 2021	$14.46	0.18	7.47	7.65	(0.12)	—
Year Ended October 31, 2020	$16.97	0.12	(2.45)	(2.33)	(0.12)	(0.06)
Year Ended October 31, 2019	$16.76	0.11	1.10	1.21	(0.12)	(0.88)
Year Ended October 31, 2018	$18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)
A Class Shares
Year Ended October 31, 2022	$21.94	0.16	(2.27)	(2.11)	(0.18)	(0.81)
Year Ended October 31, 2021	$14.44	0.16	7.45	7.61	(0.11)	—
Year Ended October 31, 2020	$16.99	0.08	(2.43)	(2.35)	(0.14)	(0.06)
Period Ended October 31, 2019 (g)	$15.78	(0.02)	1.23	1.21	—	—
C Class Shares
Year Ended October 31, 2022	$21.75	0.01	(2.25)	(2.24)	(0.08)	(0.81)
Year Ended October 31, 2021	$14.34	(0.01)	7.44	7.43	(0.02)	—
Year Ended October 31, 2020	$16.98	(0.01)	(2.45)	(2.46)	(0.12)	(0.06)
Period Ended October 31, 2019 (g)	$15.78	(0.04)	1.24	1.20	—	—
Ultra Shares
Year Ended October 31, 2022	$22.01	0.21	(2.28)	(2.07)	(0.22)	(0.81)
Year Ended October 31, 2021	$14.47	0.20	7.48	7.68	(0.14)	—
Period Ended October 31, 2020 (h)	$11.72	0.05	2.70	2.75	—	—
Westwood Quality AllCap Fund
Institutional Shares
Year Ended October 31, 2022	$10.59	0.16	(0.67)	(0.51)	(0.03)	(0.02)
Period Ended October 31, 2021 (i)	$10.00	—	0.59	0.59	—	—
Ultra Shares
Year Ended October 31, 2022	$10.59	0.16	(0.67)	(0.51)	(0.03)	(0.02)
Period Ended October 31, 2021 (i)	$10.00	—	0.59	0.59	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(h)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(i)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

									Ratio of net
					Ratio of total net		Ratio of total gross		investment income
Total	Net asset value,			Net assets,	expenses to average		expenses to average		(loss) to average net		Portfolio turnover
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		assets (c)		rate (d)

(1.01)	$18.88	(10.08)%		$476,094	0.92%		1.04%		0.94%		60%
(0.12)	$21.99	53.07%		$586,435	0.92%		1.09%		0.90%		58%
(0.18)	$14.46	(13.90)%		$357,901	0.99%		1.16%		0.81%		67%
(1.00)	$16.97	8.65%		$418,949	0.99%		1.11%		0.66%		64%
(1.26)	$16.76	(2.28)%		$341,713	0.99%		1.08%		0.58%		50%

(0.99)	$18.84	(10.15)%		$1,556	1.04%		1.16%		0.81%		60%
(0.11)	$21.94	52.90%		$1,470	1.04%		1.22%		0.77%		58%
(0.20)	$14.44	(14.04)%		$881	1.09%		1.28%		0.55%		67%

—	$16.99	7.67	%(e)	$96	1.08	%(f)	1.30	%(f)	(0.90	)%(f)	64	%(e)
(0.89)	$18.62	(10.84)%		$708	1.79%		1.91%		0.07%		60%
(0.02)	$21.75	51.81%		$849	1.79%		1.97%		(0.04)%		58%
(0.18)	$14.34	(14.67)%		$186	1.84%		2.02%		(0.08)%		67%

—	$16.98	7.60	%(e)	$51	1.79	%(f)	2.05	%(f)	(1.67	)%(f)	64	%(e)
(1.03)	$18.91	(9.91)%		$511,179	0.79%		0.91%		1.07%		60%
(0.14)	$22.01	53.29%		$506,444	0.79%		0.97%		0.95%		58%
—	$14.47	23.46	%(e)	$151,903	0.81	%(f)	1.10	%(f)	0.63	%(f)	67	%(e)

(0.05)	$10.03	(4.86)%		$553	0.45%		0.93%		1.55%		101%

—	$10.59	5.90	%(e)	$529	0.65	%(f)	2.25	%(f)	0.22	%(f)	4	%(e)
(0.05)	$10.03	(4.81)%		$21,750	0.45%		0.93%		1.55%		101%
—	$10.59	5.90	%(e)	$21,715	0.45	%(f)	2.07	%(f)	0.44	%(f)	4	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains
Westwood Total Return Fund (1)
Institutional Shares
Year Ended October 31, 2022	$7.65	0.17	(1.10)	(0.93)	(0.16)	(0.47)
Year Ended October 31, 2021	$6.43	0.13	1.41	1.54	(0.13)	(0.19)
Year Ended October 31, 2020	$6.64	0.07	0.92	0.99	(0.06)	(1.14)
Year Ended October 31, 2019	$10.46	0.12	0.53	0.65	(0.36)	(4.11)
Year Ended October 31, 2018	$11.94	0.14	0.15	0.29	(0.12)	(1.65)
A Class Shares
Year Ended October 31, 2022	$7.64	0.14	(1.09)	(0.95)	(0.15)	(0.47)
Year Ended October 31, 2021	$6.43	0.11	1.40	1.51	(0.11)	(0.19)
Period Ended October 31, 2020 (g)	$5.20	0.03	1.23	1.26	(0.03)	—
C Class Shares
Year Ended October 31, 2022	$7.63	0.11	(1.11)	(1.00)	(0.10)	(0.47)
Year Ended October 31, 2021	$6.43	0.02	1.44	1.46	(0.07)	(0.19)
Period Ended October 31, 2020 (g)	$5.20	0.03	1.23	1.26	(0.03)	—
Westwood Income Opportunity Fund
Institutional Shares
Year Ended October 31, 2022	$13.92	0.30	(2.19)	(1.89)	(0.28)	(1.16)
Year Ended October 31, 2021	$12.84	0.23	1.90	2.13	(0.50)	(0.55)
Year Ended October 31, 2020	$15.89	0.22	0.34	0.56	(0.20)	(3.41)
Year Ended October 31, 2019	$15.31	0.32	1.25	1.57	(0.36)	(0.63)
Year Ended October 31, 2018	$15.72	0.28	(0.11)	0.17	(0.28)	(0.30)
A Class Shares
Year Ended October 31, 2022	$13.90	0.27	(2.19)	(1.92)	(0.25)	(1.16)
Year Ended October 31, 2021	$12.83	0.20	1.88	2.08	(0.46)	(0.55)
Year Ended October 31, 2020	$15.88	0.18	0.34	0.52	(0.16)	(3.41)
Year Ended October 31, 2019	$15.30	0.28	1.25	1.53	(0.32)	(0.63)
Year Ended October 31, 2018	$15.71	0.24	(0.11)	0.13	(0.24)	(0.30)
C Class Shares
Year Ended October 31, 2022	$13.84	0.18	(2.16)	(1.98)	(0.17)	(1.16)
Year Ended October 31, 2021	$12.79	0.10	1.88	1.98	(0.38)	(0.55)
Year Ended October 31, 2020	$15.88	0.06	0.36	0.42	(0.10)	(3.41)
Period Ended October 31, 2019 (h)	$15.77	0.03	0.16	0.19	(0.08)	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Represents the period from the commencement of operations (September 3, 2019) through October 31, 2019.

(1)	Effective November 1, 2021, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.63)	$6.09	(13.05)%		$123,965	0.64%		0.72%		2.60%		63%
(0.32)	$7.65	24.46%		$143,710	0.35%		0.51%		1.79%		66%
(1.20)	$6.43	17.59%		$86,040	0.75%		1.10%		1.11%		62%
(4.47)	$6.64	16.55%		$4,722	0.75%		2.13%		1.76%		66%
(1.77)	$10.46	2.35%		$7,803	0.75%		1.05%		1.30%		26%

(0.62)	$6.07	(13.41)%		$24	0.77%		0.85%		2.31%		63%
(0.30)	$7.64	24.04%		$4	0.64%		0.78%		1.47%		66%

(0.03)	$6.43	24.30	%(e)	$—	0.01	%(f)	0.01	%(f)	0.90	%(f)	62	%(e)
(0.57)	$6.06	(14.10)%		$55	1.63%		1.71%		1.70%		63%
(0.26)	$7.63	23.13%		$73	1.37%		1.56%		0.24%		66%
(0.03)	$6.43	24.30	%(e)	$—	0.01	%(f)	0.01	%(f)	0.88	%(f)	62	%(e)

(1.44)	$10.59	(14.97)%		$579,772	0.81%		0.81%		2.52%		81%
(1.05)	$13.92	17.21%		$814,633	0.85%		0.86%		1.68%		82%
(3.61)	$12.84	4.59%		$662,612	0.89%		0.89%		1.69%		111%
(0.99)	$15.89	10.99%		$1,056,504	0.85%		0.85%		2.08%		66%
(0.58)	$15.31	1.04%		$2,408,695	0.83%		0.83%		1.80%		42%

(1.41)	$10.57	(15.21)%		$55,296	1.06%		1.06%		2.27%		81%
(1.01)	$13.90	16.86%		$62,614	1.10%		1.11%		1.44%		82%
(3.57)	$12.83	4.34%		$48,051	1.14%		1.14%		1.43%		111%
(0.95)	$15.88	10.71%		$64,450	1.10%		1.10%		1.86%		66%
(0.54)	$15.30	0.78%		$74,510	1.08%		1.08%		1.56%		42%

(1.33)	$10.53	(15.75)%		$12,743	1.81%		1.81%		1.52%		81%
(0.93)	$13.84	16.03%		$13,323	1.85%		1.86%		0.70%		82%
(3.51)	$12.79	3.52%		$4,453	1.90%		1.90%		0.48%		111%
(0.08)	$15.88	1.23	%(e)	$273	1.90	%(f)	1.90	%(f)	1.11	%(f)	66	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains	Return of capital
Westwood High Income Fund (1)
Institutional Shares
Year Ended October 31, 2022	$10.67	0.42	(1.71)	(1.29)	(0.43)	—	—
Year Ended October 31, 2021	$9.55	0.35	1.14	1.49	(0.37)	—	—
Year Ended October 31, 2020	$9.25	0.35	0.29	0.64	(0.34)	—	—
Year Ended October 31, 2019	$9.12	0.41	0.15	0.56	(0.43)	—	—
Year Ended October 31, 2018	$9.37	0.42	(0.24)	0.18	(0.43)	—	—
A Class Shares
Year Ended October 31, 2022	$10.72	0.39	(1.71)	(1.32)	(0.40)	—	—
Year Ended October 31, 2021	$9.60	0.33	1.13	1.46	(0.34)	—	—
Year Ended October 31, 2020	$9.29	0.34	0.29	0.63	(0.32)	—	—
Year Ended October 31, 2019	$9.15	0.39	0.14	0.53	(0.39)	—	—
Year Ended October 31, 2018	$9.37	0.40	(0.23)	0.17	(0.39)	—	—
C Class Shares
Year Ended October 31, 2022	$10.75	0.33	(1.74)	(1.41)	(0.33)	—	—
Year Ended October 31, 2021	$9.55	0.22	1.28	1.50	(0.30)	—	—
Period Ended October 31, 2020 (g)	$8.23	0.24	1.28	1.52	(0.20)	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(1)	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.43)	$8.95	(12.38)%		$96,636	0.80%		0.87%		4.31%		62%
(0.37)	$10.67	15.69%		$94,360	0.80%		0.96%		3.37%		67%
(0.34)	$9.55	7.14%		$72,914	0.27%		0.59%		3.78%		130%
(0.43)	$9.25	6.25%		$65,168	0.80%		1.05%		4.48%		59%
(0.43)	$9.12	1.92%		$64,926	0.80%		1.02%		4.57%		37%

(0.40)	$9.00	(12.54)%		$2,321	1.15%		1.22%		3.95%		62%
(0.34)	$10.72	15.34%		$1,623	1.05%		1.21%		3.05%		67%
(0.32)	$9.60	7.01%		$320	0.48%		0.82%		3.61%		130%
(0.39)	$9.29	5.93%		$46	1.05%		1.26%		4.26%		59%
(0.39)	$9.15	1.91%		$31	1.05%		1.26%		4.26%		37%

(0.33)	$9.01	(13.32)%		$201	1.83%		1.90%		3.31%		62%
(0.30)	$10.75	15.77%		$104	1.80%		1.98%		2.03%		67%
(0.20)	$9.55	18.51	%(e)	$—	0.02	%(f)	0.03	%(f)	4.46	%(f)	130	%(e)

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

			Net realized
	Net asset value,		and unrealized	Total from	Dividends from	Distributions
	beginning of	Net investment	gains (losses) on	investment	net investment	from net realized
	period	income (a)	investments	operations	income	capital gains	Return of capital
Westwood Alternative Income Fund (1)
Institutional Shares
Year Ended October 31, 2022	$11.02	0.20	(0.51)	(0.31)	(0.17)	(0.15)	—
Year Ended October 31, 2021	$10.47	0.16	0.49	0.65	(0.10)	—	—
Year Ended October 31, 2020	$10.25	0.18	0.46	0.64	(0.10)	(0.32)	—
Year Ended October 31, 2019	$9.82	0.23	0.41	0.64	(0.21)	—	—
Year Ended October 31, 2018	$10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)
A Class Shares
Year Ended October 31, 2022	$11.00	0.18	(0.49)	(0.31)	(0.15)	(0.15)	—
Year Ended October 31, 2021	$10.46	0.14	0.48	0.62	(0.08)	—	—
Period Ended October 31, 2020 (g)	$9.78	0.10	0.62	0.72	(0.04)	—	—
C Class Shares
Year Ended October 31, 2022	$11.01	0.13	(0.52)	(0.39)	(0.07)	(0.15)	—
Year Ended October 31, 2021	$10.46	0.06	0.50	0.56	(0.01)	—	—
Period Ended October 31, 2020 (g)	$9.78	0.05	0.65	0.70	(0.02)	—	—
Ultra Shares
Year Ended October 31, 2022	$11.02	0.20	(0.49)	(0.29)	(0.18)	(0.15)	—
Year Ended October 31, 2021	$10.47	0.17	0.48	0.65	(0.10)	—	—
Year Ended October 31, 2020	$10.25	0.19	0.46	0.65	(0.11)	(0.32)	—
Year Ended October 31, 2019	$9.82	0.24	0.41	0.65	(0.22)	—	—
Year Ended October 31, 2018	$10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)
Westwood SmallCap Growth Fund
Institutional Shares
Year Ended October 31, 2022	$10.26	0.03	(2.14)	(2.11)	(0.01)	(0.02)	—
Period Ended October 31, 2021 (j)	$10.00	—	0.26	0.26	—	—	—

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after investment management fee reductions and/or reimbursed expenses (Note 4).

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e)	Not annualized.

(f)	Annualized.

(g)	Represents the period from the commencement of operations (March 31, 2020) through October 31, 2020.

(h)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively. (i) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively

(j)	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

(1)	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

					Ratio of total net		Ratio of total gross		Ratio of net
Total	Net asset value,			Net assets,	expenses to average		expenses to average		investment income to		Portfolio
distributions	end of period	Total return (b)		end of period (000’s)	net assets (c)		net assets		average net assets (c)		turnover rate (d)

(0.32)	$10.39	(2.88)%		$67,312	0.30%		0.44%		1.91%		128%
(0.10)	$11.02	6.19%		$53,734	0.96%		1.21%		1.45%		125%
(0.42)	$10.47	6.44%		$22,772	0.90%		1.40%		1.79%		137%
(0.21)	$10.25	6.57%		$7,121	1.15	%(h)	1.47%		2.33%		106%
(0.19)	$9.82	(1.09)%		$6,193	1.22	%(i)	1.62%		1.85%		88%

(0.30)	$10.39	(2.88)%		$33	0.45%		0.59%		1.69%		128%
(0.08)	$11.00	5.97%		$68	1.11%		1.38%		1.32%		125%
(0.04)	$10.46	7.35	%(e)	$28	1.15	%(f)	1.67	%(f)	1.61	%(f)	137	%(e)

(0.22)	$10.40	(3.59)%		$156	1.20%		1.34%		1.24%		128%
(0.01)	$11.01	5.93%		$40	1.83%		2.13%		0.56%		125%
(0.02)	$10.46	7.21	%(e)	$149	2.10	%(f)	2.62	%(f)	0.85	%(f)	137%

(0.33)	$10.40	(2.69)%		$88,734	0.20%		0.34%		1.95%		128%
(0.10)	$11.02	6.26%		$128,329	0.85%		1.12%		1.53%		125%
(0.43)	$10.47	6.54%		$86,386	0.87%		1.40%		1.86%		137%
(0.22)	$10.25	6.64%		$31,553	1.08	%(h)	1.39%		2.39%		106%
(0.21)	$9.82	(1.02)%		$27,312	1.12	%(i)	1.52%		1.96%		88%

(0.03)	$8.12	(20.61)%		$22,208	0.56%		1.37%		0.39%		860%
—	$10.26	2.60	%(e)	$1,026	0.75	%(f)	27.56	%(f)	0.02	%(f)	3	%(e)

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

1. Organization

Westwood Quality Value Fund (“Value Fund”), Westwood Quality MidCap Fund (“MidCap Fund”), Westwood Quality SMidCap Fund (“SMidCap Fund”), Westwood Quality SmallCap Fund (“SmallCap Fund”), Westwood Quality AllCap Fund (“AllCap Fund”), Westwood Total Return Fund (“Total Return Fund”), Westwood Income Opportunity Fund (“Income Opportunity Fund”), Westwood High Income Fund (“High Income Fund”), Westwood Alternative Income Fund (“Alternative Income Fund”) and Westwood SmallCap Growth Fund (“SmallCap Growth Fund”), (individually, a “Fund” and collectively, the “Funds”) are each a series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Value, SMidCap, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds (“Predecessor Funds”) were formerly part of The Advisors’ Inner Circle Fund and were acquired by, and reorganized into, the Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. The AllCap and SmallCap Growth Funds commenced operations on September 30, 2021 and MidCap Fund commenced operations on November 30, 2021. Each Fund is classified as a diversified fund.

The investment objective of the Value, MidCap, SMidCap, SmallCap and AllCap Funds is to seek long-term capital appreciation.

The investment objective of Total Return Fund is to seek to provide total return, through a combination of current income and capital appreciation.

The investment objective of Income Opportunity Fund is to provide current income with a secondary investment objective to provide the opportunity for long-term capital appreciation.

The investment objective of High Income Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of Alternative Income Fund is to seek to provide absolute returns through a combination of current income and capital appreciation with low correlation to equity and fixed income markets.

The investment objective of SmallCap Growth Fund is to seek to achieve long-term capital growth.

As of October 31, 2021, all of the Funds offer Institutional Shares (sold without any sales loads, but subject to an administrative services plan fee of up to 0.20% of the average daily net assets attributable to Institutional Shares (for all Funds except Value, Total Return and Income Opportunity Funds), requiring a $100,000 minimum investment and offered exclusively to certain retirement plans established for the benefit of employees of the Westwood Management Corporation (the “Adviser”) or its affiliates; defined benefit retirement plans, endowments or foundations; banks and trust companies or law firms acting as trustee or manager for trust accounts; investors who purchase through asset-based fee programs available through financial intermediaries; and insurance companies).

The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer A Class Shares (sold with a maximum sales charge of 3.00% (except for SmallCap Fund, which has a maximum sales charge of 4.00%) and a 12b-1 services plan fee up to 0.25% of the average daily net assets attributable to A Class Shares), requiring a $1,000 minimum investment. Class A Shares purchases of $250,000 or more may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within 18 months of purchase (except for SmallCap Fund, in which purchases of $1,000,000 or more may be subject to a 1.00% CDSC fee if redeemed within 18 months of purchase.)

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The Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds offer C Class Shares (sold without any sales loads, but subject to a 12b-1 services plan fee of up to 1.00% of the average daily net assets attributable to C Class Shares for each Fund), requiring a $1,000 minimum investment. C Class Shares may be subject to a CDSC fee of 1.00% if redeemed within 12 months of purchase. C Class Shares automatically convert to A Class Shares after being held for 10 years.

The SMidCap, SmallCap, AllCap and Alternative Income Funds offer Ultra Shares (sold without any sales loads and distribution and/or administrative services fees, requiring a $20,000,000 initial investment and offered exclusively to employer retirement plans; health savings accounts under section 223 of the Internal Revenue Code of 1986, as amended, if such accounts are maintained by the Fund at an omnibus level; endowments and foundations and local, city and state agencies; unaffiliated registered investment companies; collective investment trusts; banks and trust companies or law firms acting as trustee or manager for trust accounts; and insurance companies).

Each share class represents an ownership interest in the same investment portfolio of the Fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncements – In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides entities with optional guidance to ease potential accounting burden associated with transitioning away from the reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, amount other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by appliable regulation and within the regulatory deadlines.

Regulatory Update – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Alternative Income Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, tracks derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Alternative Income Fund is currently complying with Rule 18f-4.

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds (“ETFs”), if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Option contracts are valued at the closing price on the exchange on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. Future contracts are valued at the final settlement price, or, if a settled price is not available, at the last sale price as of the close of regular trading on the primary exchange on which they are traded. When using a quoted price and when the market is considered active, these

WESTWOOD FUNDS

securities will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. Total return swaps are valued as the change in the value of the underlying security plus/ minus the accrued income payment based on LIBOR or some other form of indices on the notional amount. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges, if any, are fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of October 31, 2022:

Westwood Quality Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$241,831,986	$—	$—	$241,831,986
Money Market Fund	9,895,111	—	—	9,895,111
Total Investment Securities	$251,727,097	$—	$—	$251,727,097

Westwood Quality MidCap Fund
Common Stocks	$513,368	$—	$—	$513,368
Money Market Fund	21,368	—	—	21,368
Total Investment Securities	$534,736	$—	$—	$534,736

WESTWOOD FUNDS

Westwood Quality SMIDCap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$289,409,320	$—	$—	$289,409,320
Money Market Fund	1,347,238	—	—	1,347,238
Total Investment Securities	$290,756,558	$—	$—	$290,756,558

Westwood Quality SmallCap Fund
Common Stocks	$984,297,744	$—	$—	$984,297,744
Money Market Fund	5,665,233	—	—	5,665,233
Total Investment Securities	$989,962,977	$—	$—	$989,962,977

Westwood Quality AllCap Fund
Common Stocks	$21,452,896	$—	$—	$21,452,896
Money Market Fund	644,981	—	—	644,981
Total Investment Securities	$22,097,877	$—	$—	$22,097,877

Westwood Total Return Fund
U.S. Government & Agencies	$—	$10,045,191	$—	$10,045,191
Convertible Bonds	—	4,758,658	—	4,758,658
Corporate Bonds	—	39,357,771	—	39,357,771
Foreign Governments	—	1,564,955	—	1,564,955
Common Stocks	60,529,825	—	—	60,529,825
Exchange-Traded Funds	262,558	—	—	262,558
Preferred Stocks	5,605,659	—	—	5,605,659
Money Market Fund	1,028,165	—	—	1,028,165
Total Investment Securities	$67,426,207	$55,726,575	$—	$123,152,782

Westwood Income Opportunity Fund
U.S. Government & Agencies	$—	$79,522,066	$—	$79,522,066
Convertible Bonds	—	13,009,138	—	13,009,138
Corporate Bonds	—	270,001,851	—	270,001,851
Foreign Governments	—	8,695,186	—	8,695,186
Common Stocks	221,634,235	—	—	221,634,235
Exchange-Traded Funds	10,137,057	—	—	10,137,057
Preferred Stocks	35,832,261	—	—	35,832,261
Money Market Fund	6,697,461	—	—	6,697,461
Total Investment Securities	$274,301,014	$371,228,241	$—	$645,529,255

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Westwood High Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$7,482,257	$—	$7,482,257
Convertible Bonds	—	1,040,405	—	1,040,405
Corporate Bonds	—	66,435,620	—	66,435,620
Foreign Governments	—	593,752	—	593,752
Common Stocks	19,492,379	—	—	19,492,379
Exchange-Traded Funds	724,200	—	—	724,200
Preferred Stocks	577,530	—	—	577,530
Money Market Fund	2,369,948	—	—	2,369,948
Total Investment Securities	$23,164,057	$75,552,034	$—	$98,716,091

Westwood Alternative Income Fund
U.S. Government & Agencies	$—	$6,962,603	$—	$6,962,603
Convertible Bonds	—	101,260,490	—	101,260,490
Corporate Bonds	—	32,782,001	—	32,782,001
Foreign Governments	—	484,966	—	484,966
Purchased Option Contracts	83,680	—	—	83,680
Money Market Fund	22,545,345	—	—	22,545,345
Total Investment Securities	$22,629,025	$141,490,060	$—	$164,119,085

Other Financial Instruments**
Total Return Swaps at value (assets)	$—	$921,275	$—	$921,275
Total Return Swaps at value (liabilities)	—	(1,961,400)	—	(1,961,400)
Futures	83,655	—	—	83,655
Total Investments	$22,712,680	$140,449,935	$—	$163,162,615

Westwood SmallCap Growth Fund
Common Stocks	$22,154,597	$—	$—	$22,154,597
Total Investment Securities	$22,154,597	$—	$—	$22,154,597

Amounts designated as “-” are $0 or have been rounded to $0.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments such as total return swap contracts and future contracts. These instruments are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended October 31, 2022.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share

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of such class except for A Class Shares. A Class Shares have a front-end sales charge, which is deducted from your purchased price when you buy your shares.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Discounts and premiums on fixed income securities, if any, are amortized using the interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of a Fund based upon its proportionate share of total net assets of that Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Futures contracts – A Fund may use futures contracts for tactical hedging purposes as well as to enhance a Fund’s returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When a Fund purchases or sells a futures contract, no price is paid to or received by a Fund. Instead, a Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. A Fund recognizes an unrealized gain or loss equal to the daily valuation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation receivable/payable are reported on the Statements of Assets and Liabilities.

Options written/purchased – The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap contracts – The Funds are authorized to enter into swap contracts for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-

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the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. The Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities that result from changes in exchange rates.

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The Funds may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which a Fund invests.

Forward foreign currency contracts – The Funds may enter into forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked- to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Funds’ Statements of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Redemption fees – In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Alternative Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions.

Distributions to shareholders – Value, MidCap, SMidCap, SmallCap, AllCap and SmallCap Growth Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions, if any, at least once each year. Total Return, Income Opportunity and Alternative Income Funds distribute to shareholders any net investment income dividends quarterly and net realized capital gains distributions, if any, at least once each year. High Income Fund distributes to shareholders any net investment income dividends monthly and net realized capital gains distributions, if any, at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of dividends paid to shareholders of the Funds for federal income tax purposes during the periods ended October 31, 2022 and 2021 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Value Fund
October 31, 2022	$8,370,856	$31,247,826	$39,618,682
October 31, 2021	$2,548,171	$8,669,954	$11,218,125
MidCap Fund
October 31, 2022*	$—	$—	$—
SMidCap Fund
October 31, 2022	$19,737,893	$29,174,952	$48,912,845
October 31, 2021	$1,918,171	$3,592,035	$5,510,206
SmallCap Fund
October 31, 2022	$36,264,336	$14,953,770	$51,218,106
October 31, 2021	$4,593,002	$—	$4,593,002
AllCap Fund
October 31, 2022	$115,427	$—	$115,427
October 31, 2021**	$—	$—	$—

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	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
Total Return Fund
October 31, 2022	$7,513,372	$4,521,206	$12,034,578
October 31, 2021	$4,414,961	$319,567	$4,734,528
Income Opportunity Fund
October 31, 2022	$50,444,398	$40,005,156	$90,449,554
October 31, 2021	$29,561,680	$31,259,352	$60,821,032
High Income Fund
October 31, 2022	$4,426,584	$—	$4,426,584
October 31, 2021	$3,007,075	$—	$3,007,075
Alternative Income Fund
October 31, 2022	$4,611,634	$465,370	$5,077,004
October 31, 2021	$1,462,671	$—	$1,462,671
SmallCap Growth Fund
October 31, 2022	$14,715	$—	$14,715
October 31, 2021**	$—	$—	$—

*	Represents the period from the commencement of operations (November 30, 2021) through October 31, 2022.

**	Represents the period from the commencement of operations (September 30, 2021) through October 31, 2021.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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The following information is computed on a tax basis for each item as of October 31, 2022:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Federal income tax cost	$210,568,832	$546,124	$275,134,240	$921,870,797	$21,815,905
Gross unrealized appreciation	$49,669,603	$39,031	$34,633,957	$141,965,648	$1,556,069
Gross unrealized depreciation	(8,511,338)	(50,419)	(19,011,639)	(73,873,468)	(1,274,097)
Net unrealized appreciation	41,158,265	(11,388)	15,622,318	68,092,180	281,972
Undistributed ordinary income	2,914,886	5,758	1,463,506	12,664,502	279,885
Undistributed long-term capital gains	—	—	2,302,714	19,712,922	—
Accumulated capital and other losses	(284,008)	(14,567)	—	—	(454,289)
Total distributable earnings (accumulated deficit)	$43,789,143	$(20,197)	$19,388,538	$100,469,604	$107,568

	Total	Income		Alternative	SmallCap
	Return	Opportunity	High	Income	Growth
	Fund	Fund	Income Fund	Fund	Fund
Federal income tax cost	$123,122,729	$679,349,281	$110,861,411	$169,719,620	$21,258,955
Gross unrealized appreciation	$10,920,462	$46,682,787	$2,978,693	$48,126,225	$1,305,842
Gross unrealized depreciation	(10,890,409)	(80,502,912)	(15,124,013)	(53,726,760)	(410,200)
Net unrealized appreciation	30,053	(33,820,125)	(12,145,320)	(5,600,535)	895,642
Undistributed ordinary income	163,853	2,596,712	—	18,259,898	69,565
Accumulated capital and other losses	—	(1,045,137)	(11,107,419)	(12,306,799)	(3,013,959)
Total distributable earnings (accumulated deficit)	$193,906	$(32,268,550)	$(23,252,739)	$352,564	$(2,048,752)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, constructive dividend income and partnership adjustments. Other temporary differences primarily consists of straddle loss deferral, contingent debt adjustment, perpetual bond and options mark to market adjustments.

As of October 31, 2022, the following Funds had short term and long term capital loss carryforwards for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to

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offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions, if any.

	Capital Loss Carryovers
Fund	Short- term	Long- term	Total
Value Fund	$284,008	$—	$284,008
MidCap Fund	14,567	—	14,567
AllCap Fund	424,891	29,398	454,289
Income Opportunity Fund	1,045,137	—	1,045,137
High Income Fund	1,200,789	9,906,630	11,107,419
Alternative Income Fund	10,591,132	1,715,667	12,306,799
SmallCap Growth Fund	3,013,959	—	3,013,959

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, deemed distributions, net operating loss, perpetual bond adjustments, investments in swaps, pay-down gain (loss), contingent debt adjustment and distribution reclassification. The permanent differences that are credited or charged to Paid in Capital and distributable earnings as of October 31, 2022 are primarily related to utilization of earnings and profits on shareholder redemptions, in-kind redemption gain/loss, equalization, and non-deductible partnership expenses. As of October 31, 2022 the following adjustments were made:

	Distributable
	earnings/(loss)	Paid in capital
Value Fund	$4	$(4)
Midcap Fund	21	(21)
SMidCap Fund	2	(2)
SmallCap Fund	(12,714,109)	12,714,109
Total Return Fund	(341,893)	341,893
Income Opportunity Fund	7,854	(7,854)
High Income Fund	136,225	(136,225)
Alternative Income Fund	(49)	49

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3. Investment Transactions

The cost of security purchases and proceeds from sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government securities) for the period ended October 31, 2022 were as follows:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$247,712,445	$1,024,257	$322,010,025	$640,926,872	$22,541,976
Proceeds from sales of investment securities	$193,803,771	$484,862	$333,725,096	$617,509,022	$21,826,450

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities	$67,348,116	$441,836,084	$60,711,636	$186,023,173	$137,027,014
Proceeds from sales and maturities of investment securities	$66,368,937	$519,023,538	$47,732,126	$193,394,207	$113,758,557

The cost of security purchases and proceeds from sales and maturities of U.S. Government long-term securities for the period ended October 31, 2022 were as follows:

	Total	Income	High
	Return	Opportunity	Income
	Fund	Fund	Fund
Purchases of investment securities	$13,662,596	$166,561,441	$16,197,998
Proceeds from sales and maturities of investment securities	$13,344,201	$177,357,910	$13,065,133

4. Transactions with Related Parties

INVESTMENT MANAGEMENT AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, based on the average net assets of each Fund, computed and accrued daily and paid monthly, at the annual rate shown in the table below. Pursuant to an Expense Limitation Agreement (“ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until March 1, 2024, to reduce investment management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses of each Fund (exclusive of interest; taxes; brokerage commissions; Rule 12b-1 distribution fees (if any), administrative servicing fees (if any); borrowing expenses such as dividend and interest expenses on securities sold short; acquired fund fees and expenses; costs to organize the Funds; other expenditures which are

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capitalized in accordance with generally accepted accounting principle; and extraordinary expenses) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

			Institutional	A Class	C Class	Ultra Class
	Management		Class Expense	Expense	Expense	Expense
Fund	Fee		Limitation	Limitation	Limitation	Limitation
Value Fund	0.60%		0.65%	0.65%	0.65%	n/a
MidCap Fund	0.58%		0.58%	n/a	n/a	n/a
SMidCap Fund	0.75%		0.68%	n/a	n/a	0.68%
SmallCap Fund	0.85%		0.79%	0.79%	0.79%	0.79%
AllCap Fund	0.45%		0.45%	n/a	n/a	0.45%
Total Return Fund*	0.50%	(a)	0.75%	n/a	n/a	n/a
Income Opportunity Fund	0.75%		0.84%	0.84%	0.84%	n/a
High Income*	0.38%	(b)	n/a	n/a	n/a	n/a
Alternative Income*	0.53%	(c)	n/a	n/a	n/a	n/a
SmallCap Growth Fund	0.55%		0.55%	n/a	n/a	n/a

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.01% of the Alternative Income Fund’s average daily net assets. In addition, pursuant to a separate contractual agreement, the Adviser has contractually agreed to reduce its fees and reimburse expenses of the Total Return Fund, High Income Fund, and Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

	Institutional	A Class	C Class	Ultra Class
	Class Expense	Expense	Expense	Expense
Fund	Limitation	Limitation	Limitation	Limitation
Total Return Fund	0.05%	0.05%	0.05%	n/a
High Income	0.10%	0.10%	0.10%	n/a
Alternative Income	0.00%	0.00%	0.00%	0.00%

*	In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of Total Return, High Income and Alternative Income Funds, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether , and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year though October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

(a)	The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500® Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

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(b)	The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500® Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(c)	The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’s average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’s average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

Under the terms of the ELA, investment management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after the date on which such fees and expenses were incurred or waived, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Fee waivers/expense reimbursements for the Predecessor Funds prior to the Reorganization on November 1, 2021 are not subject to recoupment by the Adviser. As of October 31, 2022, the Adviser may seek repayment of investment management fee reductions and expense reimbursements no later than the dates below:

	Value	MidCap	SMidCap	SmallCap	AllCap
	Fund	Fund	Fund	Fund	Fund
October 31, 2024	$—	$—	$—	$—	$28,954
October 31, 2025	97,530	92,127	476,566	1,251,166	105,671
	$97,530	$92,127	$476,566	$1,251,166	$134,625

	Total	Income	High	Alternative	SmallCap
	Return	Opportunity	Income	Income	Growth
	Fund	Fund	Fund	Fund*	Fund
October 31, 2024	$—	$—	$—	$—	$23,034
October 31, 2025	105,981	—	69,686	216,283	111,666
	$105,981	$—	$69,686	$216,283	$134,700

*	For the year ended October 31, 2022, the Fund had $10,233 management fee waiver that is not subject to recoupment pursuant to the Management Fee Waiver Agreement.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

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Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

ADMINISTRATIVE SERVICES PLAN

As of October 31, 2021, MidCap, SMidCap, SmallCap, AllCap, High Income, Alternative Income and SmallCap Growth Funds have adopted an administrative services plan (the “Plan”) that provides that the Institutional Shares class of each Fund may pay financial intermediaries for shareholder services in an amount not to exceed 0.20% based on the average daily net assets of each Fund’s Institutional Shares. During the period ended October 31, 2022, the Institutional Shares of the Funds incurred the following administrative services plan fees under the Plan:

Administrative service plan fees
Institutional Shares
MidCap Fund	$12
SMIDCap Fund	400,840
SmallCap Fund	689,538
High Income Fund	318
Alternative Income Fund	56,439
SmallCap Growth Fund	906

DISTRIBUTION PLAN

Value, SmallCap, Total Return, Income Opportunity, High Income and Alternative Income Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act (the “Plan”) for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders in an amount not to exceed 0.25% based on average daily net assets of each Fund’s A Class Shares and 1.00% based on the average daily net assets of each Fund’s C Class Shares. During the period ended October 31, 2022, the A Class Shares and C Class Shares of the Funds incurred the following distribution fees under the Plan:

Distribution fee
Value Fund
A Class Shares	$2,753
C Class Shares	562
SmallCap Fund
A Class Shares	3,722
C Class Shares	7,600
Total Return Fund
A Class Shares	31
C Class Shares	901
Income Opportunity Fund
A Class Shares	149,476
C Class Shares	132,285

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Distribution fee
High Income Fund
A Class Shares	$5,606
C Class Shares	2,013
Alternative Income Fund
A Class Shares	91
C Class Shares	486

TRUSTEE COMPENSATION

Effective October 17, 2022 Each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from each Fund, paid in quarterly installments. Each Independent Trustee also receives from each Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, each Independent Trustee received a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of October 31, 2022, the following shareholders owned of record 25% or more of the outstanding shares of the Funds:

NAME OF RECORD OWNER	% Ownership
Value Fund
Institutional Class
National Financial Services, LLC (for the benefit of its customers)	30%
SEI Private Trust Co. (for the benefit of its customers)	28%
C Class Shares
Raymond James (for the benefit of its customers)	100%
MidCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	91%
SMIDCap Fund
Institutional Class
Northern Trust Co. (The) (for the benefit of its customers)	52%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	89%

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NAME OF RECORD OWNER	% Ownership
SmallCap Fund
Institutional Class
National Financial Services, LLC (for the benefit of its customers)	43%
A Class Shares
Charles Schwab & Co., Inc. (for the benefit of its customers)	40%
TD Ameritrade, Inc. (for the benefit of its customers)	27%
C Class Shares
Raymond James (for the benefit of its customers)	58%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	59%
Quality AllCap Fund
Institutional Shares
Westwood Management Corp. (for the benefit of its customers)	91%
Ultra Shares
U.S. Bank San Diego Transit Corp.	87%
Total Return Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	89%
A Class Shares
LPL Financial (for the benefit of its customers)	85%
C Class Shares
LPL Financial (for the benefit of its customers)	100%
Income Opportunity Fund
A Class Shares
Wells Fargo Clearing Services (for the benefit of its customers)	40%
C Class Shares
Raymond James (for the benefit of its customers)	70%

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NAME OF RECORD OWNER	% Ownership
High Income Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	79%
A Class Shares
TD Ameritrade, Inc. (for the benefit of its customers)	25%
Stifel Nicolaus & Co. (for the benefit of its customers)	50%
C Class Shares
Raymond James (for the benefit of its customers)	100%
Alternative Income Fund
Institutional Shares
LPL Financial (for the benefit of its customers)	56%
A Class Shares
Pershing, LLC (for the benefit of its customers)	58%
C Class Shares
LPL Financial (for the benefit of its customers)	100%
Ultra Shares
National Financial Services, LLC (for the benefit of its customers)	99%
SmallCap Growth Fund
Institutional Shares
National Financial Services, LLC (for the benefit of its customers)	92%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

The following is a summary of the fair value of derivative instruments held by the Alternative Income Fund as of October 31, 2022 presented on the Statements of Assets and Liabilities.

	Assets			Liabilities
	Investments,	Unrealized	Unrealized	Unrealized
	at value for	appreciation	appreciation	depreciation
	purchased	on futures	on swap	on swap
	options	contracts*	agreements *	agreements *
Equity Risk Exposure	$83,680	$—	$709,486	$(1,948,367)
Interest Rate Risk Exposure	—	83,655	—	—
Credit Risk Exposure	—	—	211,789	(13,033)
Total	$83,680	$83,655	$921,275	$(1,961,400)

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

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The following summary of the effect of derivatives instruments for Alternative Income Fund on the Statements of Operations for the period ended October 31, 2022:

	Net realized	Net realized	Net realized
	gains from	gains from	gains/(losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$201,743	$—	$28,013,046
Interest Rate Risk Exposure	—	162,409	—
Credit Risk Exposure	—	—	(5,068,074)
Total	$201,743	$162,409	$22,944,972

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized as a Result from Operations
	Net realized	Net realized	Net realized
	losses from	gains from	gains/(losses)
	purchased	futures	from swap
	options	contracts	transactions
Equity Risk Exposure	$(99,948)	$—	$529,951
Interest Rate Risk Exposure	—	60,746	—
Credit Risk Exposure	—	—	273,463
Total	$(99,948)	$60,746	$803,414

Amounts designated as “—” are $0 or have been rounded to $0.

Offsetting Assets and Liabilities:

Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to

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a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

As of October 31, 2022, Alternative Income Fund’s derivative assets and liabilities by type are as follows:

Descriptions	Assets	Liabilities
Derivatives Financial Instruments:
Options contract*	$83,680	$—
Futures contracts^	83,655	—
Swap agreements	921,275	(1,961,400)
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,088,610	(1,961,400)
Derivative not subject to a MNA or similar agreement	(167,335)	—
Total assets and liabilities subject to a MNA	$921,275	$(1,961,400)

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

^	The amount represents their cumulative appreciation/depreciation which includes movements of variation margin.

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The following table represents the Alternative Income Fund’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of October 31, 2022.

		Derivatives
	Derivative	Liabilities
	Assets Subject	Subject to	Net Amount	Non-cash
	to a MNA by	a MNA by	of Derivative	Collateral
	Counterparty	Counterparty	Assets	Received(a)	Net Exposure
BNP Paribas	$921,275	$(1,961,400)	$(1,040,125)	$1,040,125	$—
	$921,275	$(1,961,400)	$(1,040,125)	$1,040,125	$—

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

6. Certain Investments and Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

RISKS ASSOCIATED WITH LOWER RATE DEBT SECURITIES

High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities .In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

7. In-Kind Transactions

During the year ended October 31, 2021, the Value Fund issued shares of beneficial interest in exchange for securities and the Income Opportunity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

	Transaction	Shares Sold/	Securities at
	Date	(Redeemed)	Value	Cash	Total	Realized Gain
Value Fund	6/30/2021	$1,175,620	$16,314,560	$778,960	$17,093,520	$—
Income Opportunity Fund	4/20/2021	(1,578,769)	20,162,864	1,403,118	21,565,982	2,878,054

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8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust

and the Shareholders of Westwood Quality Value Fund, Westwood Quality MidCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality AllCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, Westwood Alternative Income Fund, and Westwood SmallCap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Westwood Quality Value Fund, Westwood Quality MidCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality AllCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, Westwood Alternative Income Fund, and Westwood SmallCap Growth Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America. The statements of changes for the year ended October 31, 2021 and the financial highlights for each of the years in the four year period ended October 31, 2021 were audited by other auditors, whose report dated December 29, 2021 expressed an unqualified opinion on such financial statements and financial highlights.

Fund	Financial Statements Presented
Westwood Quality Value Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood Quality MidCap Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood Quality SMidCap Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood Quality SmallCap Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood Quality AllCap Fund	The statement of operations of the year ended October 31, 2022, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 20, 2021 (commencement of operations) through October 31, 2021
Westwood Total Return Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood Income Opportunity Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood High Income Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022

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Fund	Financial Statements Presented
Westwood Alternative Income Fund	The statement of operations, the statement of changes in net assets and the financial highlights for the year ended October 31, 2022
Westwood SmallCap Growth Fund	The statement of operations of the year ended October 31, 2022, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 20, 2021 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
December 30, 2022

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ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, possibly including sales charges (loads) and redemption fees, and (2) ongoing costs, including management fees, class-specific expenses (such as administrative services fees and/or Rule 12b-1 fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2022) and held until the end of the period (October 31, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

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		Ending
	Beginning	Account Value		Expenses Paid
	Account Value	October 31,	Net Expense	During
	May 1, 2022	2022	Ratio (a)	Period (b)
Value Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$996.00	0.65%	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
A Class Shares
Based on Actual Fund Return	$1,000.00	$995.30	0.90%	$4.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
C Class Shares
Based on Actual Fund Return	$1,000.00	$991.10	1.65%	$8.28
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.89	1.65%	$8.39
MidCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$989.70	0.42%	$2.11
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.09	0.42%	$2.14
SMidCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$1,006.20	0.85%	$4.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,007.00	0.68%	$3.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.78	0.68%	$3.47
SmallCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$1,025.00	0.92%	$4.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.57	0.92%	$4.69
A Class Shares
Based on Actual Fund Return	$1,000.00	$1,024.50	1.04%	$5.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.96	1.04%	$5.30

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		Ending
	Beginning	Account Value		Expenses Paid
	Account Value	October 31,	Net Expense	During
	May 1, 2022	2022	Ratio (a)	Period (b)
SmallCap Fund (continued)
C Class Shares
Based on Actual Fund Return	$1,000.00	$1,020.80	1.79%	$9.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.18	1.79%	$9.10
Ultra Shares
Based on Actual Fund Return	$1,000.00	$1,026.00	0.79%	$4.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.22	0.79%	$4.02
AllCap Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$933.40	0.65%	$3.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Ultra Shares
Based on Actual Fund Return	$1,000.00	$934.80	0.45%	$2.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.99	0.45%	$2.24
Total Return Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$955.10	0.73%	$3.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.53	0.73%	$3.72
A Class Shares
Based on Actual Fund Return	$1,000.00	$952.60	0.75%	$3.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
C Class Shares
Based on Actual Fund Return	$1,000.00	$949.00	1.73%	$8.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.48	1.73%	$8.79
Income Opportunity Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$932.80	0.82%	$3.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.07	0.82%	$4.18

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		Ending
	Beginning	Account Value		Expenses Paid
	Account Value	October 31,	Net Expense	During
	May 1, 2022	2022	Ratio (a)	Period (b)
Income Opportunity Fund (continued)
A Class Shares
Based on Actual Fund Return	$1,000.00	$951.50	1.07%	$5.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	1.07%	$5.45
C Class Shares
Based on Actual Fund Return	$1,000.00	$928.40	1.82%	$8.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.03	1.82%	$9.25
High Income Fund
Institutional Shares
Based on Actual Fund Return	$1,000.00	$946.10	0.80%	$3.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.17	0.80%	$4.08
A Class Shares
Based on Actual Fund Return	$1,000.00	$945.20	1.05%	$5.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.05%	$5.35
C Class Shares
Based on Actual Fund Return	$1,000.00	$940.70	1.78%	$8.71
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.23	1.78%	$9.05
Alternative Income Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$992.60	0.30%	$1.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,023.69	0.30%	$1.53
A Class Shares
Based on Actual Fund Return	$1,000.00	$992.80	0.45%	$2.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
C Class Shares
Based on Actual Fund Return	$1,000.00	$988.80	1.19%	$5.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.21	1.19%	$6.06

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		Ending
	Beginning	Account Value		Expenses Paid
	Account Value	October 31,	Net Expense	During
	May 1, 2022	2022	Ratio (a)	Period (b)
Alternative Income Fund (continued)
Ultra Shares
Based on Actual Fund Return	$1,000.00	$994.00	0.20%	$1.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
SmallCap Growth Fund
Institutional Share Class
Based on Actual Fund Return	$1,000.00	$943.10	0.50%	$2.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), for Actual and Hypothetical Return information, respectively.

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OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the U.S. Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The filings are available upon request, by calling 1-877-386-3944. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-386-3944, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30, 2022 will be available on or about August 31, 2022 without charge upon request by calling 1-877-386-3944, or on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2022, the Fund designated the following as long-term capital gain distributions.

Long term
capital gain
Value Fund	$31,247,826
SMID Cap Fund	29,174,952
Quality Small Cap Fund	24,668,817
Total Return Fund	4,863,716
Income Opportunity Fund	40,005,156
Alternative Income Fund	465,370

Qualified Dividend Income – The Fund designates the following of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Qualified
Dividend
Income
Value Fund	88.60%
SMID Cap Fund	71.63%
Quality Small Cap Fund	35.06%
Quality AllCap Fund	50.83%
Total Return Fund	28.11%
Income Opportunity Fund	28.90%
High Income Fund	14.45%
SmallCap Growth Fund	8.55%

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended

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October 31, 2022 the following Funds had the following ordinary income dividends qualified for the corporate dividends received deduction. For the fiscal year ended October 31, 2022, Quality SmallCap Fund had qualified business income 0.39%.

Dividend
Received
Fund	Deduction
Value Fund	87.99%
SMID Cap Fund	71.33%
Quality Small Cap Fund	61.80%
Quality AllCap Fund	50.83%
Total Return Fund	27.88%
Income Opportunity Fund	28.95%
High Income Fund	13.65%
SmallCap Growth Fund	11.69%

WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF ULTIMUS MANAGERS TRUST (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Trustee Since 2021 Officer Since 2013	Trustee (2021 to present) Vice President (2021 to present; and previously April 2013 to October 2013) President and Principal Executive Officer of each of its series (2013 to 2021)	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President of Unified Series Trust (2017 to present).	32	Interested Trustee of 21 series of the Unified Series Trust (a registered management company) (2020 to present).
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	32	none
David M. Deptula Year of Birth: 1958	Since 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016.	32	none
Jacqueline A. Williams Year of Birth: 1954	Since 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC.	32	none
Clifford N. Schireson Year of Birth: 1953	Since 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017).	32	Trustee of the San Diego City Employees’ Retirement System (2019 to present).
Robert E. Morrison Year of Birth: 1957	Since 2019	Trustee	Managing Director, Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014).	32	none

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributor. Mr. Carson was President of the Trust from October 2013 to January 2021 and Vice President of the Trust from April 2013 to October 2013.

WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF ULTIMUS MANAGERS TRUST (Unaudited)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	President (2021 to present) Vice President (2014 to 2021)	Vice President, Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017).
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (2014 to present) Assistant Treasurer (April 2014 to October 2014)	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present).
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (2016 to present)	Vice President, Fund Accounting (2022 to present) and Assistant Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (2015 to 2022).
Angela A. Simmons Year of Birth: 1975	Since 2022	Assistant Treasurer (2022 to present)	Vice President, Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC.
Khimmara Greer Year of Birth: 1983	Since 2021	Secretary (2021 to present)	Vice President and Senior Legal Counsel of Ultimus Fund Solutions, LLC (2021 to present); Vice President, Asset Servicing – Regulatory Administration of The Bank of New York Mellon (2019 to 2021); Vice President and Counsel of State Street Bank and Trust Company (2015 to 2019).
David K. James Year of Birth: 1970	Since 2021	Assistant Secretary (2021 to present) Secretary (2021 to 2021)	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018).
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC.
Gweneth Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (2020 to present)	Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer & CCO at Miles Capital, Inc. (June 2013 to December 2019).
Martin Dean Year of Birth: 1963	Since 2019	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (2016 to 2017)	Senior Vice President, Head of Fund Compliance (February 2020 to present); Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to January 2020).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-877-FUND-WHG (1-877-386-944).

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The Westwood Funds
P.O. Box 541150
Omaha, NE 68154
1-877-FUND-WHG
www.westwoodfunds.com

Adviser:
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, TX 75201

Distributor:
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Administrator:
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, OH 45246

Legal Counsel:
Kilpatrick Townsend & Stockton LLP
4208 Six Forks Road
Suite 1400
Raleigh, NC 27609

Independent Registered Public Accounting Firm:
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Westwood-AR-22

(b)	Not applicable

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $123,500

Fiscal year ended 2021: $22,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $30,000

Fiscal year ended 2021: $6,000

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include:

(i)	recommending to the Board the selection, retention or termination of the Trust’s independent auditors;
(ii)	reviewing with the independent auditors the scope, performance and anticipated cost of their audit;
(iii)	discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit;
(iv)	reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) During the fiscal years ended October 31, 2022 and October 31, 2022, aggregate non-audit fees of $30,000 and $6,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)):

Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:

Not applicable

(a)(4) Change in the registrant’s independent public accountants:

Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certification required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, President
Date	1/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim Principal Executive Officer

Date	1/9/2023

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	1/9/2023

* Print the name and title of each signing officer under his or her signature.